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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Dun & Bradstreet Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 25, 2015

Dear Shareholder:

        You are cordially invited to attend the 2015 Annual Meeting of Shareholders of The Dun & Bradstreet Corporation ("Dun & Bradstreet") on Wednesday, May 6, 2015, at 8:00 a.m. at The Hilton Short Hills, 41 JFK Parkway, Short Hills, New Jersey.

        The Notice of Annual Meeting and Proxy Statement accompanying this letter more fully describes the business to be acted upon at the meeting. Our Annual Report on Form 10-K for the year ended December 31, 2014 is also attached.

        Pursuant to rules adopted by the U.S. Securities and Exchange Commission, we are once again providing to our shareholders access to our proxy materials over the Internet. We continue to believe that this e-proxy process allows us to provide our shareholders with the information they need while lowering printing and mailing costs, reducing the environmental impact of our Annual Meeting and more efficiently complying with our obligations under the securities laws. On or about March 25, 2015, we mailed to our beneficial shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2015 Proxy Statement and Annual Report and vote online. Registered shareholders will be furnished a printed copy of the 2015 Proxy Statement and Annual Report by mail, unless they have opted for e-proxy access over the Internet.

        Whether or not you plan to attend the meeting, your vote is important. In addition to voting in person, shareholders of record may vote via a toll-free telephone number or over the Internet. Shareholders who received a paper copy of the 2015 Proxy Statement and Annual Report by mail may also vote by completing, signing and mailing the enclosed proxy card promptly in the return envelope provided. If your shares are held in the name of a bank, broker or other holder of record, check your proxy card to see which of these options is available to you.

        On behalf of our Board of Directors, thank you for your continued support of Dun & Bradstreet.

Sincerely,

Christopher J. Coughlin
 Chairman of the Board

Notice of 2015 Annual Meeting of Shareholders

         The 2015 Annual Meeting of Shareholders of The Dun & Bradstreet Corporation (the "Company") will be held on Wednesday, May 6, 2015, at 8:00 a.m. at The Hilton Short Hills, 41 JFK Parkway, Short Hills, New Jersey. The purpose of the meeting is to:

  1.
  Elect nine directors to the Board of Directors, each to serve for a one-year term;

  2.
  Ratify the appointment of our independent registered public accounting firm for 2015;

  3.
  Obtain advisory approval of our executive compensation (Say on Pay);

  4.
  Approve The Dun & Bradstreet Corporation 2015 Employee Stock Purchase Plan;

  5.
  Approve amendments to our certificate of incorporation and by-laws to reduce the aggregate ownership percentage required for holders of the Company's common stock to call a special meeting of shareholders from 40% to 25%;

  6.
  Vote on a shareholder proposal, if properly presented at the meeting, requesting the Board to take the steps necessary to amend our governing documents to give holders in the aggregate of 10% of our outstanding common stock the power to call a special meeting of shareholders; and

  7.
  Transact such other business as may properly come before the meeting. We know of no other business to be brought before the meeting at this time.

         Only shareholders of record at the close of business on March 11, 2015, will be entitled to vote at the meeting.

By Order of the Board of Directors,

Kristin R. Kaldor
 Assistant General Counsel and Corporate Secretary

Dated: March 25, 2015

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are requested to vote your shares as promptly as possible. In addition to voting in person, shareholders of record may vote via a toll-free telephone number or over the Internet as instructed in these materials. If you received the proxy statement by mail, you may also vote by completing, signing and mailing the enclosed proxy card promptly in the return envelope provided. Please note that if your shares are held by a broker, bank or other holder of record and you wish to vote at the meeting, you must obtain a legal proxy from that record holder.

Please note that with the exception of Proposal No. 2, brokers may not vote your shares in the absence of your specific instructions as to how to vote. Please return your proxy card so your vote can be counted.

Page
GENERAL INFORMATION	1
Notice of Internet Availability of Proxy Materials	1
Annual Meeting Admission	1
Who Can Vote	1
How to Vote	2
Revocation of Proxies	2
Voting Shares in the Dun & Bradstreet Plans	3
List of Shareholders	3
Householding Information	3
Proxy Solicitation	4
Quorum and Voting Requirements	4
Shareholder Account Maintenance	4
CORPORATE GOVERNANCE	6
Board of Directors	6
Independence of the Board and Committees	8
Board Meetings	8
Committees and Meetings	9
Communications with the Board and Audit Committee	13
Attendance at Annual Meetings	13
Service on Multiple Audit Committees	13
Related Persons Transactions and Approval Policy	14
Promoters and Control Persons	14
Compensation Committee Interlocks and Insider Participation	14
Code of Conduct	14
COMPENSATION OF DIRECTORS	15
Overview of Non-employee Director Compensation	15
Stock Ownership Guidelines	15
Non-employee Director Compensation Table	16
Equity Awards Outstanding as of December 31, 2014	17
AUDIT COMMITTEE INFORMATION	18
Report of the Audit Committee	18
Audit Committee Pre-approval Policy	19
Fees Paid to Independent Registered Public Accounting Firm	19
PROPOSAL NO. 1—ELECTION OF DIRECTORS	20
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015	26
PROPOSAL NO. 3—ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION (SAY ON PAY)	27
PROPOSAL NO. 4—APPROVAL OF THE DUN & BRADSTREET CORPORATION 2015 EMPLOYEE STOCK PURCHASE PLAN	28
PROPOSAL NO. 5—APPROVAL OF AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO REDUCE THE AGGREGATE OWNERSHIP PERCENTAGE REQUIRED FOR HOLDERS OF THE COMPANY'S COMMON STOCK TO CALL A SPECIAL MEETING OF SHAREHOLDERS FROM 40% TO 25%	34

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PROPOSAL NO. 6—SHAREHOLDER PROPOSAL REQUESTING THE BOARD TO TAKE THE STEPS NECESSARY TO AMEND THE COMPANY'S GOVERNING DOCUMENTS TO GIVE HOLDERS IN THE AGGREGATE OF 10% OF THE OUTSTANDING COMMON STOCK THE POWER TO CALL A SPECIAL MEETING	36
SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND OTHERS	39
EXECUTIVE OFFICERS	41
COMPENSATION DISCUSSION & ANALYSIS	43
Executive Summary	43
Our Named Executive Officers	45
Objectives of our Executive Compensation Program	45
Our 2014 "Say on Pay" Vote and Shareholder Outreach	47
Pay Positioning and Pay Mix	47
Elements of our Executive Compensation Program	48
Base Salary	49
Target Annual Cash Incentive Opportunity	50
Annual Long-term Equity Incentives	53
Special Long-term Equity Grants	57
Stock Ownership Guidelines	58
Nonqualified Deferred Compensation	59
Nonqualified Retirement Benefits	60
Change in Control Benefits	60
Severance Benefits	60
External Benchmarking	61
Executive Compensation Recoupment Policy	63
Employment Agreements	64
Tax Impact and Deductibility	64
REPORT OF THE COMPENSATION & BENEFITS COMMITTEE	66
SUMMARY COMPENSATION TABLE	67
GRANTS OF PLAN-BASED AWARDS TABLE	69
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE	71
OPTION EXERCISES AND STOCK VESTED TABLE	72
PENSION BENEFITS TABLE	73
NONQUALIFIED DEFERRED COMPENSATION TABLE	76
EQUITY COMPENSATION PLAN INFORMATION	78
OVERVIEW OF CHANGE IN CONTROL, SEVERANCE AND OTHER ARRANGEMENTS	79
Change in Control	79
Severance Arrangements	79
Potential Post-employment Compensation Table	80
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	86
OTHER MATTERS	86
INFORMATION CONTAINED IN THIS PROXY STATEMENT	86
SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING	86
SCHEDULE I—RECONCILIATION OF TOTAL REVENUE TO CORE REVENUE AND THE EFFECT OF FOREIGN EXCHANGE ON CORE REVENUE GROWTH	88
SCHEDULE II—RECONCILIATION OF REPORTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO DUN & BRADSTREET COMMON SHAREHOLDERS TO DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO DUN & BRADSTREET COMMON SHAREHOLDERS BEFORE NON-CORE GAINS AND (CHARGES)	89

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PROXY STATEMENT

GENERAL INFORMATION

        The Board of Directors (Board) of The Dun & Bradstreet Corporation (which we may refer to as Dun & Bradstreet, we, our, or the Company) is soliciting your proxy for use at the Annual Meeting of Shareholders to be held on May 6, 2015 (Annual Meeting). On or about March 25, 2015, we mailed to our beneficial holders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials on the Internet, and we mailed to our registered shareholders a printed copy of the proxy materials. Our principal executive offices are located at 103 JFK Parkway, Short Hills, New Jersey 07078-2708, and our main telephone number is 973-921-5500. Dun & Bradstreet is listed on the New York Stock Exchange (NYSE) with the ticker symbol DNB.

Notice of Internet Availability of Proxy Materials

        In accordance with the notice and access rule adopted by the U.S. Securities and Exchange Commission (SEC), we are making the proxy materials available to all of our shareholders on the Internet and our beneficial holders will receive a Notice of Internet Availability of Proxy Materials (Notice), containing instructions on how to access our proxy materials and how to vote on the Internet and by telephone. We are mailing to our registered shareholders a printed copy of our proxy materials, unless they have opted to receive a Notice containing instructions on how to access our proxy materials and how to vote on the Internet and by telephone. If you received a Notice and would like to receive a printed copy of our proxy materials, free of charge, you should follow the instructions for requesting such materials included in the Notice.

Annual Meeting Admission

        To attend the Annual Meeting, you will need an admission ticket or other evidence of stock ownership as of the record date, which is March 11, 2015. Only shareholders as of the record date will be entitled to attend the meeting.

        Registered shareholders. If you are a registered shareholder and you plan to attend the Annual Meeting in person, please bring your admission ticket attached to the proxy card or other evidence of stock ownership as of the record date.

        Beneficial holders. If your shares are held in the name of a bank, broker or other holder of record (in "street name") and you plan to attend the Annual Meeting in person, please bring your Notice or other evidence of stock ownership as of the record date. You may also obtain an admission ticket in advance of the meeting by sending a written request, along with evidence of stock ownership as of the record date, such as a bank or brokerage account statement, to our Corporate Secretary at the address of our principal executive offices noted above. Please make such requests at least two weeks in advance of the Annual Meeting so that we may be able to accommodate your request.

Who Can Vote

        Only shareholders of record at the close of business on March 11, 2015 are eligible to vote at the meeting. As of the close of business on that date, there were 36,031,249 shares of our common stock outstanding.

How to Vote

        In addition to voting in person at the meeting, shareholders of record can vote by proxy by calling a toll-free telephone number, by using the Internet or, for shareholders who received a printed copy of the proxy materials, by mailing a completed and signed proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting by telephone or the Internet should understand that there may be costs associated with voting in these manners, such as usage charges from telephone companies and Internet service providers, which must be borne by the shareholder.

        A proxy card that is signed and returned by a shareholder of record without specifications marked in the instruction boxes will be voted in accordance with the recommendations of the Board, as outlined in this proxy statement. If any other proposals are properly brought before the meeting and submitted to a vote, all proxies will be voted on those other proposals in accordance with the judgment of the persons voting the proxies.

        Specific voting instructions are set forth below and can also be found on the Notice and on the proxy card. If you received more than one Notice or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each Notice and proxy card to ensure that all of your shares are voted.

Registered Shareholders

        Vote by Telephone. Registered shareholders can vote by calling toll-free at 800-690-6903. Voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

        Vote on the Internet. Registered shareholders can vote on the Internet at the website www.proxyvote.com. As with telephone voting, you can confirm that your instructions have been properly recorded.

        Vote by Mail. Registered shareholders can vote by mail by simply indicating your response on your proxy card, dating and signing it, and returning your proxy card in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to The Dun & Bradstreet Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

Beneficial Holders

        If your shares are held in street name, the Notice mailed to you from the organization that is the record owner of your shares contains instructions on how to vote your shares. Beneficial holders that received a printed copy of the proxy materials may complete and mail the proxy card or may vote by telephone or over the Internet as instructed in the proxy card by the organization that is the record owner of your shares. For a beneficial holder to vote in person at the Annual Meeting, you must obtain a legal proxy from the record owner.

Revocation of Proxies

        A shareholder of record may revoke a proxy at any time before the vote is taken at the Annual Meeting by sending written notice of the revocation to our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708, by submitting another proxy that is properly signed and bears a later date, or by voting in person at the meeting. All properly executed proxies not revoked will be voted at the meeting in accordance with their instructions.

Voting Shares in the Dun & Bradstreet Plans

        If you are a current or former Dun & Bradstreet employee who currently holds Dun & Bradstreet shares in your name in the Dun & Bradstreet Common Stock Fund of The Dun & Bradstreet Corporation 401(k) Plan, referred to as the 401(k) Plan, or a current or former Moody's Corporation employee who holds Dun & Bradstreet shares in your name in the Moody's Corporation Profit Participation Plan (currently sponsored by Moody's Corporation), referred to as the PPP, you are entitled to give voting instructions for the shares held in your account. If you receive a printed copy of the proxy materials by mail, you will receive only one proxy card for all of the Dun & Bradstreet shares you hold in the 401(k) Plan and PPP. Your proxy card will serve as a voting instruction card for the plans' trustees. However, most active Dun & Bradstreet employees who have shares in the 401(k) Plan will receive an e-mail containing instructions on how to access our proxy materials and how to vote such shares on the Internet.

        If you do not vote your shares or specify your voting instructions on your proxy card, the applicable plan's trustee will vote your shares in the same proportion as the shares for which voting instructions have been received from other participants of the 401(k) Plan and PPP, except as otherwise required by law. To allow sufficient time for voting by the trustee of each plan, your voting instructions must be received by the applicable trustee by May 3, 2015.

        If you are a current or former Dun & Bradstreet employee who currently holds Dun & Bradstreet shares in the Dun & Bradstreet Employee Stock Purchase Plan, or ESPP, you are considered a beneficial holder as described above and should follow the voting instructions provided in the Notice sent to you by the ESPP plan administrator.

List of Shareholders

        The names of registered shareholders of record entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, for ten days prior to the meeting, at the office of our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708.

Householding Information

        We have adopted a procedure approved by the SEC called householding. Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Proxy Statement and Annual Report, unless one or more of the shareholders at that address notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience to our shareholders, saves money by reducing our printing and mailing costs, and reduces the environmental impact of our Annual Meeting.

        If you and other shareholders of record with whom you share an address and last name currently receive multiple copies of our Proxy Statement and Annual Report and would like to participate in our householding program, please contact Broadridge Financial Solutions by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our Proxy Statement and Annual Report, please contact Broadridge, as described above.

        A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

Proxy Solicitation

        Our directors, officers and employees may solicit proxies on our behalf by communicating with shareholders personally or by telephone, facsimile, e-mail, mail or other forms of social media. We have also retained the firm of Morrow & Co., LLC, 470 West Ave., Stamford, Connecticut 06902, to assist in the solicitation of proxies for a fee estimated at $10,500 plus expenses. We will pay all expenses related to such solicitations of proxies. Dun & Bradstreet and Morrow & Co. will request banks and brokers to solicit proxies from their customers, where appropriate, and we will reimburse them for reasonable out-of-pocket expenses.

Quorum and Voting Requirements

        Our by-laws provide that a majority of the shares issued, outstanding and entitled to vote, whether present in person or represented by proxy, constitutes a quorum at meetings of shareholders. Abstentions and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker has not received instructions from the beneficial owner and does not have discretionary voting power for that particular matter. Brokers are permitted by the NYSE to vote shares without instructions from beneficial owners on routine matters, which includes only Proposal No. 2 (ratification of the appointment of our independent registered public accounting firm for 2015), as discussed below.

        This means that for all proposals except Proposal No. 2, brokers may not vote your shares in the absence of your specific instructions as to how to vote. Please return your proxy card so your vote can be counted.

        Election of directors (Proposal No. 1) shall be determined by a majority of the voting power present in person or represented by proxy and entitled to vote on the matter. For purposes of this proposal, a majority of the voting power present means that the number of shares voted "for" a director must exceed the number of shares voted "against" that director. As a result, shares present in person or by proxy at the meeting for which the shareholder has abstained from voting for a nominee, and shares not voted for a nominee as a result of broker non-votes, will not be counted as voting for or against that nominee's achievement of a majority. If a current director is not re-elected, the director shall offer to tender his or her resignation to the Board. The Board Affairs Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision.

        The remaining items submitted to shareholders for vote (Proposal Nos. 2 - 6) shall each be determined by the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the meeting and entitled to vote on the applicable matter. As a result, shares present in person or by proxy at the meeting for which the shareholder has abstained from voting with respect to any such matter will effectively count as votes against such matter. Broker non-votes with respect to any matter will not count as present and entitled to vote on such matter.

Shareholder Account Maintenance

        Our transfer agent is Computershare Shareowner Services LLC. All communications concerning accounts of registered shareholders, including address changes, name changes, inquiries as to requirements to transfer shares of our common stock and similar issues, can be handled by contacting Computershare using one of the following methods:

  •
  toll-free at 866-283-6792 for U.S. and Canada holders (International holders dial 201-680-6578; hearing-impaired holders dial 800-231-5469);

  •
  at the following website www.computershare.com/investor; or

  •
  by writing to Computershare Shareowner Services LLC, P.O. Box 43006, Providence, Rhode Island 02940-3006.

CORPORATE GOVERNANCE

Board of Directors

        Dun & Bradstreet's Board currently consists of ten members, all of whom are independent except for Robert P. Carrigan, our President and Chief Executive Officer (President and CEO). The objective of our Board is to conduct our business activities so as to enhance shareholder value. Our Board believes that good corporate governance practices support successful business performance and thus the creation of shareholder value. To institutionalize the Board's view of governance, our Board has adopted Corporate Governance Principles. These principles, which were last reviewed in December 2014, cover Board composition and performance (e.g., director independence, qualifications of directors, outside directorships and committee service, selection of director nominees, director orientation and continuing education), the relationship of the Board with senior management (e.g., attendance of non-directors at Board meetings and Board access to senior leadership), Board meetings, Board committee review and management review.

        The Board has four standing committees: the Audit Committee, the Board Affairs Committee, the Compensation & Benefits Committee (C&BC) and the Innovation & Technology Committee (I&TC). Each Board committee has its own charter setting forth its purpose and responsibilities, including, where applicable, those required by the NYSE listing standards. Each of the committees and their charters are described in more detail below.

        Our Corporate Governance Principles and the charters of each of our committees of the Board are available in the Investor Relations section of our website (http://investor.dnb.com).

        Leadership Structure of the Board. Our Board is currently led by our independent Chairman of the Board (Chairman), Christopher J. Coughlin.

        Our Board considers independent leadership as critical for board effectiveness. Accordingly, the Company's Corporate Governance Principles provide that in the event the Chairman is not an independent director, the Board will appoint an independent Lead Director. If appointed, the Lead Director (i) presides over the non-management executive sessions of the Board, (ii) collects feedback from Board meetings and provides it to the CEO, (iii) may call a meeting of the non-management directors at any time, (iv) leads the annual CEO evaluation process, and (v) performs such other responsibilities as the Board may from time to time delegate to assist the Board in performing its responsibilities. If an independent director serves as Chairman, as is the case now, there is no requirement for a separate Lead Director.

        The Board's Role in Risk Oversight. The Board oversees the Company's risk profile and management's processes for assessing and managing risks, both as a full Board and through its committees. The Board reviews strategic risks. Risk oversight of non-strategic risks are delegated based upon the expertise of certain committees that periodically report risk oversight activities to the Board. Specifically, the Board has delegated to the Audit Committee, the Board Affairs Committee, the C&BC and the I&TC, responsibilities related to risk oversight as described herein.

        The Audit Committee oversees the Company's major financial, legal, regulatory and compliance risk exposures. In addition, the Audit Committee oversees, and reviews with the internal auditors and management, the Company's enterprise risk management process, including the prioritization of the identified risks and management's mitigation plans. As part of the enterprise risk management process to identify and prioritize risks to the Company, management uses the applicable framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), which analyzes enterprise risks from the standpoint of a company's strategic, operational, compliance and financial reporting objectives.

        Particular members of management provide updates to or report to the Audit Committee as follows:

  •
  The Leader of Internal Audit and Enterprise Risk reports both to the Chief Financial Officer and the Chairman of the Audit Committee. On a quarterly basis, the Audit Committee reviews and discusses with the Leader of Internal Audit and Enterprise Risk the Company's internal system of audit and financial controls, internal audit plans and the periodic report of audit activities.

  •
  The Principal Accounting Officer and Corporate Controller reports to the Chief Financial Officer and discusses financial controls with the Audit Committee in his capacity as leader of the Company's Sarbanes-Oxley controls. On a quarterly basis, the Principal Accounting Officer and Corporate Controller reviews progress on control testing and mitigation of any identified risks with the Audit Committee.

  •
  The Chief Compliance Officer reports to the Chief Legal Officer and provides updates (at least quarterly) to the Audit Committee on compliance risks and controls.

        In addition, at least quarterly, the Audit Committee meets in private sessions separately with each of the Leader of Internal Audit and Enterprise Risk, the Chief Financial Officer and the Company's independent registered public accounting firm. Periodically, the Audit Committee also meets privately with the Principal Accounting Officer and Corporate Controller and the Chief Compliance Officer.

        Periodically, the Board Affairs Committee may review the Company's policies and programs related to (i) political actions and legislative affairs, (ii) employee health and safety, (iii) equal employment opportunity, and (iv) charitable contributions.

        Each year, the C&BC reviews with management the compensation policies and practices of the Company, including those applicable to non-executive officers, to determine the extent to which risks arising from the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The compensation-related risk analysis considers the major components of compensation and compensation-related policies at the Company and how each may impact risk-taking activities by employees. The analysis is prepared by management and reviewed and agreed upon by an interdisciplinary management team comprised of senior leaders from finance, internal audit and enterprise risk, sales operations, legal, human resources and compensation. In addition, the C&BC's independent executive compensation consultant, Meridian Compensation Partners (Meridian), as well as the Company's external legal counsel, reviewed and provided feedback on the analysis. Based on this analysis, the C&BC agreed with management that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

        The I&TC reviews with management the commercial risks of the Company's technology infrastructure and platforms, including marketplace and financial risks and information technology security risks. For example, management reviews with the I&TC the progress of the implementation of our technology investments.

        Each of the Audit Committee, Board Affairs Committee, C&BC and I&TC periodically reports to the Board on any such matters under review, as appropriate.

Independence of the Board and Committees

        Our Corporate Governance Principles require that at least two-thirds of the Board meet the criteria for independence established by the NYSE and applicable laws. After considering all relevant facts and circumstances, our Board has determined that each of its members except Robert P. Carrigan, our President and CEO, is independent under the NYSE listing standards and applicable laws. Our Board has also determined that each member of the Audit Committee, the Board Affairs Committee, the C&BC and the I&TC is independent under the NYSE listing standards and applicable laws (although I&TC member independence is not required because it is not a NYSE-required committee).

        Pursuant to NYSE rules, a director is not independent if the director is, or has been within the last three years, an employee of the Company. In addition, for a director to be considered independent, the Board must affirmatively determine that the director has no material relationship with the Company (either directly or indirectly, such as a partner, shareholder or officer of an organization that has a relationship with the Company). Our Corporate Governance Principles set forth categorical standards to assist the Board in determining what constitutes a material relationship with the Company. Generally, under these categorical standards, a director shall not be deemed to have a material relationship with the Company that impairs the director's independence solely as a result of any of the following relationships:

  •
  the director is the beneficial owner of less than 5% of our outstanding equity interests;

  •
  the director is an officer or other employee of an entity, or his or her immediate family member is an executive officer (as defined in Section 303A.02 of the NYSE listing standards) of an entity that, in either case, has received payments from us for property or services or has made payments to us for property or services and the amount of such payments in each of the last three fiscal years is less than the greater of (i) $1 million, or (ii) 2% of the entity's consolidated gross revenues (as such term is construed by the NYSE for purposes of Section 303A.02(b)(v));

  •
  the director is a director or officer of an entity that is indebted to us, or to which we are indebted, and the total amount of indebtedness is less than 2% of the total consolidated assets of such entity as of the end of the previous fiscal year;

  •
  the director, or any entity in which the director is an equity owner, director, officer or other employee, has obtained products or services from us on terms generally available to our customers for such products or services; or

  •
  the director is an officer, trustee, director or is otherwise affiliated with a tax-exempt organization and we made, within the preceding three fiscal years, contributions in any fiscal year that were less than the greater of (i) $1 million, or (ii) 2% of the tax-exempt organization's consolidated gross revenues (as such term is construed by the NYSE for purposes of Section 303A.02(b)(v)), based upon the tax-exempt organization's latest publicly available information.

        The Board retains the sole right to interpret and apply the foregoing standards in determining the materiality of any relationship.

Board Meetings

        Our Board held 8 meetings in 2014, with no director attending fewer than 75% of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served.

        The Corporate Secretary, together with the Chairman, drafts the agenda for each Board meeting and distributes it to the Board in advance of each meeting. Each Board member is encouraged to suggest items for inclusion on the agenda.

        Information and data that are important to the Board's understanding of the business and of scheduled agenda items are distributed sufficiently in advance of each Board meeting to give the directors a reasonable opportunity for review.

        Our non-management directors meet in regularly scheduled executive sessions without members of management. Our Chairman, Christopher J. Coughlin, presides over executive sessions of the Board. Mr. Coughlin has served as the Chairman since October 2013. Prior to that, Mr. Coughlin served as our Lead Director since August 2010. The non-management directors held six executive sessions of the Board in 2014. More information relating to Mr. Coughlin's responsibilities as Chairman can be found under the "Leadership Structure of the Board" section of this proxy statement.

Committees and Meetings

        The table below provides the current membership information and number of meetings for each of the Audit Committee, Board Affairs Committee, C&BC and I&TC.

Name	Audit		Board Affairs		Compensation & Benefits		Innovation & Technology
Christopher J. Coughlin (Chairman)			X	*	X
Austin A. Adams	X						X
L. Gordon Crovitz			X				X
James N. Fernandez	X	*	X
Paul R. Garcia	X				X	*
Anastassia Lauterbach			X				X
Thomas J. Manning	X						X
Sandra E. Peterson					X		X	*
Judith A. Reinsdorf	X				X
Committee Meetings held in 2014	5		4		5		4

*
Committee Chair

        The Audit Committee. Under the terms of its charter, the Audit Committee's primary function is to appoint annually the independent registered public accounting firm and to assist the Board in the oversight of:

  •
  the integrity of our financial statements and internal controls over financial reporting;

  •
  the independent registered public accounting firm's qualifications and independence;

  •
  the performance of our internal audit function and independent registered public accounting firm; and

  •
  our compliance with legal and regulatory requirements.

        A copy of the Audit Committee's charter can be found in the Investor Relations section of our website (http://investor.dnb.com). The Report of the Audit Committee can be found under the "Audit Committee Information" section of this proxy statement.

        Our Board has reviewed the qualifications and experience of each of the Audit Committee members and determined that all members of the Audit Committee are "financially literate" as required by the NYSE listing standards.

        Our Board has also determined that James N. Fernandez qualifies as an "audit committee financial expert" as that term has been defined by the rules of the SEC and has "accounting or related financial management expertise" within the meaning of the NYSE listing standards.

        The Board Affairs Committee. Under the terms of its charter, the Board Affairs Committee's primary responsibilities include:

  •
  identifying individuals qualified to become Board members;

  •
  recommending candidates to fill Board vacancies and newly created director positions;

  •
  recommending whether incumbent directors should be nominated for re-election to the Board upon expiration of their terms;

  •
  developing and recommending to the Board a set of corporate governance principles applicable to the Board; and

  •
  overseeing the evaluation of the Board.

        A copy of the Board Affairs Committee charter can be found in the Investor Relations section of our website (http://investor.dnb.com).

        In accordance with our Corporate Governance Principles and the Board Affairs Committee charter, the Board Affairs Committee oversees the entire process of selection and nomination of Board nominees, including screening candidates for directorships in accordance with the Board-approved criteria described below. The Board Affairs Committee, with input from the Chairman, will identify individuals believed to be qualified to become Board members. The Board Affairs Committee solicits candidates from its current directors and, if deemed appropriate, retains for a fee, one or more third party search firms to identify and help evaluate candidates. The Board Affairs Committee will recommend candidates to the Board to fill new or vacant positions based on such factors as it deems appropriate, including independence, potential conflicts of interest (including any affiliation with an entity that competes or appears to compete with the Company), professional experience, personal character, integrity, diversity, outside commitments (e.g., service on other boards) and particular areas of expertise—all within the context of the needs of the Board. The Board Affairs Committee does not use a formula for these factors, including diversity, but instead applies its judgment based on the needs of the Company.

        The Board Affairs Committee will also consider director nominees recommended by our shareholders. Any shareholder wishing to propose a future nominee for consideration by the Board Affairs Committee may nominate persons for election to the Board if such shareholder complies with the notice procedures set forth in our by-laws and summarized under the "Shareholder Proposals for the 2016 Annual Meeting" section of this proxy statement. The Board Affairs Committee uses the same criteria described above to evaluate nominees recommended by our shareholders.

        No individuals were proposed for nomination by any shareholders in connection with this proxy statement or the 2015 Annual Meeting of Shareholders.

        The Compensation & Benefits Committee. Under the terms of its charter, the primary function of the C&BC is to discharge the Board's responsibilities relating to compensation of our President and CEO and our other executive officers. Among other things, the C&BC:

  •
  Evaluates the CEO's performance and reviews with the CEO the performance of other executive officers;

  •
  Establishes, reviews, approves and revises our plans, policies, programs, arrangements and procedures for compensating our executive officers;

  •
  Has oversight responsibility for the administration of our employee benefit plans, policies, programs, arrangements and procedures for compensating our executive officers, excluding those that are tax-qualified retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended;

  •
  Recommends to the Board for approval the adoption, rescission and amendment of all cash incentive compensation and equity-based incentive plans in which executive officers participate, as well as all other equity-based plans that require the approval of shareholders or as otherwise required by law;

  •
  Oversees the evaluation of management, including CEO succession planning and management development;

  •
  Administers our equity-based plans and cash incentive plans that specifically provide for administration by the C&BC; and

  •
  Reviews the non-employee director compensation program, recommending any changes to the Board for approval.

        The C&BC may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee and, to the extent permitted by applicable plans, laws or regulations (including NYSE listing standards), to any other body, individual or management. A copy of the C&BC charter can be found in the Investor Relations section of our website (http://investor.dnb.com).

        The C&BC has appointed the following committees comprised of employees of the Company to perform certain settlor, fiduciary and administrative responsibilities for our employee benefit plans, provided such actions do not impact the compensation of the executive officers of the Company for whom the C&BC has direct responsibility:

  •
  The Plan Benefits Committee, which has settlor powers with respect to employee benefit plan design changes, except that the Plan Benefits Committee cannot take any action with respect to an employee benefit plan or create or terminate an employee benefit plan if it would result in an annual financial impact to the Company of greater than $1 million. In addition, the Plan Benefits Committee does not have authority to take any actions that are solely within the province of the Plan Administration Committee or the Qualified Plan Investment Committee (which is a management committee responsible for the finance and investments of the Company's tax-qualified retirement plans).

  •
  The Plan Administration Committee, which has fiduciary and administrative powers under the employee benefit plans, with the exception that the Plan Administration Committee has no responsibility with respect to any aspect of the Company's tax-qualified retirement plans.

        The C&BC has also delegated to our CEO the authority to make limited grants under our equity-based compensation plans to non-executive officers. A detailed description of our processes and procedures for the determination of compensation for our executive officers and directors, including the role of the C&BC, our independent compensation consultant and our CEO in determining or recommending the amount or form of compensation, is included in the "Compensation Discussion & Analysis" section of this proxy statement.

        In addition to the independence standards described above, in determining the composition of the C&BC, our Board considered all factors specifically relevant to determining whether each member of the C&BC has a relationship to Dun & Bradstreet that is material to the director's ability to be independent from management, including (i) the source of the director's compensation, including any consulting, advisory or other compensatory fees paid by us, and (ii) whether the director has an affiliate relationship with Dun & Bradstreet, one of our subsidiaries or an affiliate of a subsidiary. The Board concluded that no member of the C&BC has a relationship that would impair a director's ability to make independent judgments about the Company's executive compensation.

        The C&BC has retained the services of an independent compensation consultant. The mandate to the consultant is to work for the C&BC in connection with its review of executive and non-employee director compensation practices, including the competitiveness of executive pay levels, executive incentive design issues, market trends in executive compensation and technical considerations. The nature and scope of services rendered by the consultant on the C&BC's behalf are described below:

  •
  Competitive market pay analyses for executive positions, non-employee director pay studies, proxy data studies, dilution analyses, and market trends in executive and non-employee director compensation;

  •
  Pay for performance analyses and commentary on risk in the Company's executive pay programs;

  •
  Ongoing support with regard to the latest relevant regulatory, governance, technical, and/or financial considerations impacting executive compensation and benefit programs;

  •
  Assistance with the design of executive compensation or benefit programs, as needed; and

  •
  Preparation for and attendance at C&BC and selected management or Board meetings.

        The C&BC's independent executive compensation consultant is Meridian. Meridian's services to the Company are limited to advising the C&BC with respect to executive officer and director compensation. The C&BC reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Meridian's independence, the C&BC reviewed numerous factors relating to Meridian and the individuals actually providing services to Dun & Bradstreet, including those required by the SEC and the NYSE. Based on a review of these factors, the C&BC has determined that (i) Meridian is independent and (ii) Meridian's engagement presents no conflicts of interest.

        The Innovation & Technology Committee. Under the terms of its charter, the primary function of the I&TC is to review our approach to information technology and innovation, including:

  •
  the information technology platforms required to enable customer centric innovation, cost effective organic growth and competitive advantage with respect to M&A opportunities;

  •
  the process and approach required to drive product innovation such as customer research, design and product development to enable customer success;

  •
  advising the innovation and technology senior management team as may be needed in connection with the I&TC's duties and responsibilities outlined above; and

  •
  assisting the Board in fulfilling its oversight responsibilities regarding the Company's information technology and innovation.

        In addition, the I&TC reviews with management the commercial risks of the Company's technology infrastructure and platforms, including marketplace and financial risks and information technology security risks. The I&TC may also delegate all or a portion of its duties and responsibilities to a subcommittee or, to the extent otherwise permitted by applicable laws or regulations, to any other body, individual or management. A copy of the I&TC charter can be found in the Investor Relations section of our website (http://investor.dnb.com).

Communications with the Board and Audit Committee

        We have a process in place that permits shareholders and other interested persons to communicate with our Board through its independent Chairman, Christopher J. Coughlin, and with the Audit Committee through its Chairman, James N. Fernandez. To report complaints about our accounting, internal accounting controls or auditing matters, shareholders and other interested persons should write to the Dun & Bradstreet Audit Committee Chairman, care of our third party compliance vendor, at: AlertLine, NAVEX Global, Inc., 13950 Ballantyne Corporate Place, Suite 300, Charlotte, North Carolina 28277. To report all other concerns to the non-management directors, shareholders and other interested persons should write to the Chairman of the Board, care of AlertLine, NAVEX Global, Inc., at the address noted above. Communications that are not specifically addressed as indicated above will be provided to the Chairman of the Board. Concerns can be reported anonymously by not including a name and/or contact information, or confidentially by marking the envelope containing the communication as "Confidential." All communications received by AlertLine will be sent first to our internal compliance officer, who will forward them on to the applicable director after review. The compliance officer will not forward non-substantive communications that are unrelated to the duties and responsibilities of the Board, such as: spam, business solicitations or advertisements, resumes, product related inquiries, junk mail or mass mailings, service complaints or inquiries, personal grievances, any threatening or hostile communications or similarly unsuitable communications. As appropriate, such items may be redirected to internal management for investigation, resolution and/or response. These instructions can also be found in the Corporate Governance information maintained in the Investor Relations section of our website (http://investor.dnb.com).

Attendance at Annual Meetings

        We expect directors to be available to attend our Annual Meeting. All of our directors attended our 2014 Annual Meeting of Shareholders, except for one director who was absent due to a scheduling conflict.

Service on Multiple Audit Committees

        Our Corporate Governance Principles prohibit our Audit Committee members from serving as members of more than two other public company audit committees without the Board's approval. Any determination by the Board approving of service on more than two other public company audit committees will be disclosed in our annual proxy statement. No Audit Committee member currently serves on the audit committee of more than two other public companies.

Related Persons Transactions and Approval Policy

        Our Board recognizes that related persons transactions present a heightened risk of conflicts of interest and therefore has adopted a written policy to be followed in connection with all related persons transactions involving Dun & Bradstreet.

        Under this policy, the Board has delegated to the Board Affairs Committee the responsibility for reviewing certain related persons transactions in excess of $120,000, in which the related person may have a direct or indirect interest. The Board has empowered the Corporate Secretary to review all related persons transactions in excess of $120,000 and to present to the Board Affairs Committee for approval those transactions in which the related person is reasonably likely to have a direct or indirect material interest. For purposes of this policy, a transaction includes, but is not limited to, any financial transaction, arrangement or relationship (including any guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

        In approving related persons transactions, the Board Affairs Committee shall determine whether each related persons transaction referred to the Board Affairs Committee was the product of fair dealing and whether it was fair to Dun & Bradstreet.

        Under this policy, we review our records and inquire of our directors and executive officers to identify any person who may be considered a related person. Using this information, we search our books and records for any related persons transactions that involve amounts, individually or in the aggregate, that exceed $120,000.

Promoters and Control Persons

        There are no reportable transactions pursuant to this requirement.

Compensation Committee Interlocks and Insider Participation

        None of the members of our C&BC are, or have been, an employee or officer of Dun & Bradstreet. During fiscal year 2014, no member of our C&BC had any relationship with Dun & Bradstreet requiring disclosure under Item 404 of Regulation S-K, the SEC rule regarding disclosure of related persons transactions. During fiscal year 2014, none of our executive officers served on the compensation committee or equivalent or board of directors of another entity whose executive officer(s) served as a director of Dun & Bradstreet or as a member of our C&BC.

Code of Conduct

        We have adopted a Code of Conduct that applies to all of our directors, officers and employees (including our CEO, Chief Financial Officer, and Principal Accounting Officer and Corporate Controller) and have posted the Code of Conduct in the Investor Relations section of our website (http://investor.dnb.com). We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K, if any, relating to amendments to or waivers from any provision of our Code of Conduct applicable to our CEO, Chief Financial Officer, and Principal Accounting Officer and Corporate Controller by posting this information on our website.

COMPENSATION OF DIRECTORS

Overview of Non-employee Director Compensation

        For 2014, our non-employee directors' total compensation program consisted of both cash and equity-based compensation awards as follows:

  •
  Annual cash retainer of $70,000;

  •
  Additional annual cash retainer for each Committee Chairman of $20,000;

  •
  Additional cash retainer of $100,000 per year for the Non-executive Chairman; and

  •
  Annual grant of restricted stock units, or RSUs, with a value of approximately $120,000.

        Cash compensation was paid in semi-annual installments in 2014. No separate fees are paid for attendance at Board or Committee meetings. The RSU grant is made on the date of the Annual Meeting of Shareholders.

        In addition, non-employee directors may elect to defer all or a portion of their annual cash retainer(s) into our Non-employee Directors' Deferred Compensation Plan. Directors who defer their cash retainers into the Dun & Bradstreet Common Stock Fund under the plan receive a 10% premium payment credited to their account. This premium as well as the base deferral amount must remain invested in the Dun & Bradstreet Common Stock Fund for a period of at least three years from the date these amounts are initially credited to the non-employee director's account. RSU awards may also be voluntarily deferred into our Non-employee Directors' Deferred Compensation Plan. RSUs are credited with dividend equivalents while deferred.

        Upon joining the Board, each new non-employee director receives a one-time stock option grant with a grant date fair market value of approximately $35,000. The number of options is based on a modified Black-Scholes methodology. These stock options vest in full one year from the date of grant. In addition, each new non-employee director receives a pro rata allocation of the other components of the total compensation program as described above.

        Non-employee directors are also provided with the following benefits:

  •
  Reimbursement for reasonable Company-related travel;

  •
  Director continuing education and other expenses;

  •
  Travel accident insurance when traveling on Company business;

  •
  Personal liability insurance; and

  •
  Participation in our charitable matching gift program of up to $4,000 per calendar year.

        Only non-employee directors receive compensation for serving on the Board. A director who is also an employee of the Company receives no additional compensation for serving as a director.

Stock Ownership Guidelines

        Non-employee directors are required to hold at least 50% of all equity obtained through the non-employee director compensation program throughout their tenure as directors of Dun & Bradstreet, including net shares acquired upon the exercise of stock options.

        The following table summarizes the compensation paid to our non-employee directors in 2014:

Non-employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Option Awards ($) (2)(4)	All Other Compensation ($) (5)(6)(7)	Total ($)
Christopher J. Coughlin	190,000	119,953		46,016	355,969
Chairman of the Board
Austin A. Adams	70,000	119,953		17,990	207,943
John W. Alden	45,000			5,341	50,341
L. Gordon Crovitz	32,795	97,243	34,918	774	165,730
James N. Fernandez	90,000	119,953		32,872	242,825
Paul R. Garcia	83,013	119,953		10,364	213,330
Anastassia Lauterbach	70,000	119,953		2,328	192,281
Thomas J. Manning	70,000	119,953		2,720	192,673
Sandra E. Peterson	90,000	119,953		21,092	231,045
Judith A. Reinsdorf	70,000	119,953		6,720	196,673

(1)
In addition to the $70,000 annual cash retainer for each non-employee director, the following non-employee directors earned additional fees for serving as Chairman of the Board or as a Committee Chairman: Mr. Coughlin—$120,000 (includes $20,000 for serving as Chairman of the Board Affairs Committee and $100,000 for serving as non-executive Chairman of the Board); Mr. Alden—$10,000 (for partial year service as Chairman of the C&BC); Mr. Fernandez—$20,000 (for serving as Chairman of the Audit Committee); Mr. Garcia—$13,013 (for pro rata service as Chairman of the C&BC); and Ms. Peterson—$20,000 (for serving as Chairman of the I&TC). Mr. Alden received the full first installment (out of two installments) of the annual cash retainer since he completed his service with our Board on May 7, 2014. Mr. Crovitz received a pro rata annual cash retainer as he joined our Board on July 14, 2014.

(2)
Amounts shown represent the aggregate grant date fair value as calculated under generally accepted accounting principles in the United States of America (GAAP), without regard to forfeiture assumptions. For more information on how we value stock-based awards (including all assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The amounts shown cannot be considered predictions of future value. These assumptions may or may not be fulfilled.

(3)
The annual equity grants were reviewed by the C&BC and were made on the date of the Annual Meeting of Shareholders. With the exception of Mr. Crovitz, each non-employee director was granted 1,141 RSUs on May 7, 2014. The number of RSUs is based on the mean of the high and low trading prices of our common stock on the date of grant. Mr. Crovitz was granted a pro rata number of RSUs (878) in conjunction with his appointment to our Board on July 14, 2014.

On May 7, 2014, the per share grant date fair value was $105.13. Therefore, excluding dividend equivalent units, the total full fair value for RSUs granted to each non-employee director in 2014, with the exception of Mr. Crovitz, was approximately $119,953. Mr. Crovitz received a pro rata grant on July 14, 2014, valued at approximately $97,243 with a per share grant date fair value of $110.755. These RSUs vest in full on the earlier of (i) immediately prior to the next year's Annual Meeting of Shareholders or (ii) the director's separation from service with the Board due to death or disability, and are payable in shares of our common stock as of the separation from service date. If the director separates from service with the Board due to retirement, the award is prorated and payable in shares of our common stock as of the retirement date. Directors are credited with dividend equivalents with respect to the RSUs prior to settlement.

In addition, the following non-employee director was granted shares in 2014, reflecting payment of dividend equivalent units with respect to RSUs whose restrictions had lapsed in 2014, as follows:

Director	Date	Number of Shares
John W. Alden	2/9/2014	80
	5/7/2014	91

Dividend equivalent units vest in full when the restrictions on the corresponding RSUs lapse. The value of the dividend equivalent units paid with respect to RSUs is reported in the All Other Compensation column. The amount shown represents the value of all dividend equivalent units credited in 2014.

(4)
On July 14, 2014, we granted Mr. Crovitz 1,340 stock options with an exercise price of $110.755. The exercise price for this grant was equal to the fair market value of our common stock on the applicable grant date (i.e., the mean of the high and low trading prices). This grant of stock options to Mr. Crovitz was in recognition of his appointment to our Board as a non-employee director. The stock options vest in full on the first anniversary of the date of grant. Stock options not yet vested terminate upon the director's termination of service, except that if the director's service terminates by reason of death, disability or retirement before the first anniversary, a pro rata portion of such stock options vest as of the termination date. Generally, all stock option grants expire ten years from the date of grant.

(5)
Two non-employee directors, Messrs. Coughlin and Fernandez, elected to defer all of their 2014 cash retainers into the Dun & Bradstreet Common Stock Fund under our Non-employee Directors' Deferred Compensation Plan. The directors received a 10% premium on such deferred amounts. The 10% premiums are credited as additional deferrals under the Dun & Bradstreet Common Stock Fund. The premiums as well as the base deferral amounts must remain invested in the Dun & Bradstreet Common Stock Fund for a period three years from the date these amounts are initially credited to the non-employee director's account. The amounts shown include this 10% premium as follows: Mr. Coughlin—$19,000 and Mr. Fernandez—$9,000.

(6)
The amounts shown for Messrs. Alden, Coughlin and Garcia, and Mses. Peterson and Reinsdorf include a matching gift of $4,000, made pursuant to the Dun & Bradstreet Corporate Giving Program available to all of our employees and directors.

(7)
The amounts shown also include the value of all dividend equivalent units credited in 2014. In 2014, the Company paid a quarterly dividend of $0.44 per share. The value of all dividend equivalent units equals the number of RSUs as of the record date multiplied by the quarterly dividend. The resulting value is then divided by the fair market value of our common stock on the dividend payment date to arrive at the number of dividend equivalent units to be credited. In 2014, the total value of all dividend equivalent units credited to our non-employee directors was as follows:

Name	Value of RSU Dividend Equivalent Credit ($)
Christopher J. Coughlin (Chairman of the Board)	23,016
Austin A. Adams	17,990
John W. Alden	1,341
L. Gordon Crovitz	774
James N. Fernandez	23,872
Paul R. Garcia	6,364
Anastassia Lauterbach	2,328
Thomas J. Manning	2,720
Sandra E. Peterson	17,092
Judith A. Reinsdorf	2,720

        As of December 31, 2014, the aggregate number of stock awards (including units held in the Dun & Bradstreet Common Stock Fund under our Non-employee Directors' Deferred Compensation Plan) and stock options outstanding for each non-employee director was as follows:

Equity Awards Outstanding as of December 31, 2014

	Stock Awards (#)	Option Awards (#)
Christopher J. Coughlin (Chairman of the Board)	12,406	7,006
Austin A. Adams	9,881	4,015
L. Gordon Crovitz	878	1,340
James N. Fernandez	12,836	9,752
Paul R. Garcia	3,818	1,788
Anastassia Lauterbach	1,598	1,134
Thomas J. Manning	1,818	1,387
Sandra E. Peterson	9,428	4,676
Judith A. Reinsdorf	1,818	1,387

AUDIT COMMITTEE INFORMATION

Report of the Audit Committee

        The Board has determined that each member of the Audit Committee is "independent" within the meaning of the SEC regulations and the NYSE listing standards. The Audit Committee selects our independent registered public accounting firm. Management has the primary responsibility for our financial reporting process, including our system of internal controls, and for the preparation of consolidated financial statements in compliance with generally accepted accounting principles, applicable laws and regulations. Our independent registered public accounting firm is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion as to the conformity of such financial statements with GAAP and the effectiveness of internal control over financial reporting. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures.

        Management has represented to the Audit Committee that our financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm in the course of performing its oversight role.

        The Audit Committee has reviewed and discussed with management and our independent registered public accountant, PricewaterhouseCoopers LLP, the Company's Annual Report on Form 10-K, which includes the Company's audited consolidated financial statements for the year ended December 31, 2014.

        The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees," as adopted by the Public Company Accounting Oversight Board.

        In addition, the Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP's communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP their independence from the Company and management.

        The Audit Committee met periodically with the Leader of Internal Audit and Enterprise Risk, Principal Accounting Officer and Corporate Controller, Chief Financial Officer, Chief Compliance Officer and the independent registered public accounting firm to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Audit Committee

James N. Fernandez, Chairman
Austin A. Adams
Paul R. Garcia
Thomas J. Manning
Judith A. Reinsdorf

February 24, 2015

Audit Committee Pre-approval Policy

        The Audit Committee of the Board has adopted an Audit Committee Pre-approval Policy. In accordance with this policy, the independent registered public accounting firm may not provide certain prohibited services. In addition, the Audit Committee must pre-approve the engagement terms and fees, and any changes to those terms and fees, of all audit and non-audit services performed by PricewaterhouseCoopers LLP. All pre-approval requests submitted to the Audit Committee are required to be accompanied by backup documentation and a view from PricewaterhouseCoopers LLP and our Chief Financial Officer that the services will not impair the independent registered public accounting firm's independence. The policy does not include any delegation of the Audit Committee's responsibilities to management. The Audit Committee has delegated its pre-approval authority to the Audit Committee chairman or his delegate, subject to an overall limit of $100,000 in new services. Pre-approvals by the delegated member or members must be reported to the Audit Committee at its next scheduled meeting.

Fees Paid to Independent Registered Public Accounting Firm

        The aggregate fees billed to us by PricewaterhouseCoopers LLP for the last two fiscal years are as follows:

	Fiscal Year Ended December 31,
	2014	2013
	(In thousands)
Audit Fees (1)	$5,020	$5,516
Audit Related Fees (2)	238	230
Tax Fees (3)	244	318
All Other Fees	15	30

Total Fees	$5,517	$6,094

(1)
Consists primarily of professional fees for services provided in connection with the audit of our financial statements, review of our quarterly financial statements, the audit of the effectiveness of internal control over financial reporting with the objective of obtaining reasonable assurance as to whether effective internal control over financial reporting was maintained in all material respects, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings. Audit fees for the years ended December 31, 2014 and December 31, 2013 include a separate approved project in the amount of $291,000 and $310,000, respectively, related to the integrated audit.

(2)
Consists primarily of fees for audits of our employee benefit plans and services in connection with the review of certain compensation-related disclosures in our proxy statement.

(3)
Consists primarily of foreign tax planning and assistance in the preparation and review of our foreign income tax returns.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Upon recommendation of the Board Affairs Committee, the Board has nominated the following nine individuals for election as directors for a one-year term expiring at the 2016 Annual Meeting of Shareholders: Robert P. Carrigan, Christopher J. Coughlin, L. Gordon Crovitz, James N. Fernandez, Paul R. Garcia, Anastassia Lauterbach, Thomas J. Manning, Sandra E. Peterson and Judith A. Reinsdorf (Nominees). Each Nominee currently serves as a director. Austin A. Adams was not nominated for election as he will reach the recommended retirement age of 72 prior to the Annual Meeting of Shareholders. The Board has determined to decrease the Board size from ten members to nine members upon expiration of Mr. Adams's current term. Biographical information for each of our Nominees is provided below.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF OUR NOMINEES.

Robert P. Carrigan
President and Chief Executive Officer
The Dun & Bradstreet Corporation

Mr. Carrigan, age 49, has served as our President and Chief Executive Officer since October 7, 2013. Prior to that, Mr. Carrigan served as CEO of IDG Communications, Inc., a leading technology media, events and research company, from April 2008 until September 2013, where he led the company's media operations, including online, print and events in 90 countries. Under Mr. Carrigan's leadership, IDG transformed from a print publisher to a leading digital media company and the worldwide leader in the technology event and media space. Prior to becoming CEO of IDG, Mr. Carrigan held senior leadership roles of increasing responsibility, including President of IDG Communications US from April 2005 until March 2008 and Chief Executive Officer, President and Publisher of Computerworld from May 2003 until April 2005. Previously, Mr. Carrigan spent four years at America Online, Inc., where he was Senior Vice President in the Interactive Marketing Group from April 1999 to March 2003.

In assessing Mr. Carrigan's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered his experience at IDG, including his demonstrated strategic leadership and his ability to leverage a company's core strengths and assets to transform a company's innovative positioning. The Board also values Mr. Carrigan's traditional corporate operational and leadership experience gained during his role as CEO of IDG, including his marketing experience and his understanding of information technology, e-commerce and product innovation using mobile and social media platforms to enhance a company's presence and positioning.

Christopher J. Coughlin
Retired Executive Vice President and Chief Financial Officer
Tyco International Ltd.

Christopher J. Coughlin, age 62, has served as a director of Dun & Bradstreet since December 2004, and is Chairman of the Board Affairs Committee and a member of the Compensation & Benefits Committee. Mr. Coughlin also served as the Lead Director from August 2010 to October 2013 when he became the Chairman of the Board. Mr. Coughlin served as Executive Vice President and Chief Financial Officer of Tyco International Ltd., a global provider of fire protection and security solutions from March 2005 until December 2010 and served as an advisor to Tyco from December 2010 until October 2012. Previously, he served at The Interpublic Group of Companies, Inc. as Executive Vice President and Chief Operating Officer from June 2003 to December 2004, as Chief Financial Officer from August 2003 to June 2004, and as a director from July 2003 to July 2004. Prior to that, Mr. Coughlin served as Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 to 2003, and prior to that Mr. Coughlin served as Executive Vice President and then President of Nabisco International, a division of Nabisco Holdings. Mr. Coughlin currently serves as a Senior Advisor to McKinsey & Company and is also a director of the following public companies: Actavis plc and Alexion Pharmaceuticals, Inc. In the last five years he served as a director of Covidien plc, Forest Laboratories, Inc. (which was acquired by Actavis plc) and Dipexium Pharmaceuticals, Inc. Prior to that, he served as a director of Perrigo Company, Monsanto Company and The Interpublic Group of Companies, Inc.

In assessing Mr. Coughlin's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered his significant financial expertise and general management and operations experience gained from his executive officer/chief financial officer positions at four large public companies. This expertise and experience includes his global business insight, his understanding of marketing, compensation, human resources matters and financial planning and controls, his ability to evaluate and execute acquisition and divestiture transactions, and his compliance and risk management experience, and strategic planning and corporate governance experience. In addition, the Board believes it benefits from Mr. Coughlin's experience serving on the board of other NYSE-listed public companies. The Board also values the experience Mr. Coughlin gained while serving as Dun & Bradstreet's Lead Director and now Chairman of the Board.

L. Gordon Crovitz
Co-Founder Press +

L. Gordon Crovitz, age 56, has served as a director of Dun & Bradstreet since July 2014, and is a member of the Board Affairs Committee and Innovation & Technology Committee. The former Publisher of The Wall Street Journal and Executive Vice President of Dow Jones and President of its Consumer Media Group, Mr. Crovitz has been active in digital media since the early 1990s. Mr. Crovitz co-founded Journalism Online, LLC, a provider of e-commerce solutions for publishers, in April 2009. From 2008 until April 2009, Mr. Crovitz was an active angel investor in, and advisor to, privately held media and technology companies. Prior to that, Mr. Crovitz was with Dow Jones from 1980 until December 2007, serving as Executive Vice President and Publisher, Wall Street Journal and President of the Consumer Media Group from 2006 - 2007. In his previous role, he served as Senior Vice President and President of Electronic Publishing from 1998 - 2006. Mr. Crovitz is a member of the Board of Directors of the following public companies: Houghton Mifflin Harcourt and Marin Software. He has not served as a director of any other public company in the last five years.

In assessing Mr. Crovitz's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered his diversity of distinguished experience and seasoned business acumen, acquired from his many years as a senior level executive for a large publicly traded company. His extensive experience and expertise include change management, strategic planning, global business insight, operations, information technology, data privacy, e-commerce, corporate governance, mobile services and social media. The Board also values his financial knowledge, familiarity with Dun & Bradstreet's industry, and his experience from serving on other public company boards.

James N. Fernandez
Retired Executive Vice President and Chief Operating Officer
Tiffany & Co.

James N. Fernandez, age 59, has served as a director of Dun & Bradstreet since December 2004, and is Chairman of the Audit Committee and a member of the Board Affairs Committee. Prior to his retirement in July 2014, Mr. Fernandez served with Tiffany & Co., a specialty retailer, designer, manufacturer and distributor of fine jewelry, timepieces, sterling silverware, china, crystal, stationery, fragrances and accessories, since October 1983. He held numerous positions with Tiffany & Co., including Senior Vice President and Chief Financial Officer from April 1989 until January 1998, when he was promoted to Executive Vice President and Chief Financial Officer. In June 2011, Mr. Fernandez was promoted to Executive Vice President and Chief Operating Officer with overall responsibility for finance, distribution, information technology, manufacturing and Tiffany's Diamond and Gemstone Division. Mr. Fernandez does not serve, nor has he served in the last five years, on the board of any other public company.

In assessing Mr. Fernandez's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered Mr. Fernandez's financial expertise (including investor relations oversight), marketing/brand management and operations experience (including information technology and human resources oversight) gained at Tiffany & Co. for over 30 years, including in his role as the CFO for 22 years and COO for three years. The Board also values his risk management and compliance experience, his global business insight and strategic planning experience, and his general corporate governance background. Additionally, the Board values Mr. Fernandez's qualification as an "audit committee financial expert" as that term has been defined by the rules of the SEC and his "accounting or related financial management expertise" within the meaning of NYSE listing standards.

Paul R. Garcia
Retired Chief Executive Officer and Chairman of the Board
Global Payments, Inc.

Paul R. Garcia, age 62, has served as a director of Dun & Bradstreet since May 2012, and is a member of the Audit Committee and Compensation & Benefits Committee, where he has served as Chairman since May 2014. Mr. Garcia served as Chief Executive Officer of Global Payments, Inc., a leading provider of payment processing services, from February 2001 until October 2013. Mr. Garcia served as a director of Global Payments from February 2001 through May 2014 and was Chairman of the Board from October 2002 through May 2014. Previously, Mr. Garcia served as Chief Executive Officer of NDC eCommerce, a division of National Data Corporation, from July 1999 to February 2001, President and Chief Executive Officer of Productivity Point International, Inc. from 1996 to 1998, Group President of First Data Issuing Services from 1995 to 1996, Chief Executive Officer of both National Bancard Corporation (NaBANCO) and First Financial Bank from 1982 to 1995, and National Sales Manager of Chase Manhattan Merchant Bank Card Services from 1979 to 1982. Mr. Garcia is also a director of West Corporation and SunTrust Banks, Inc., both public companies.

In assessing Mr. Garcia's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered Mr. Garcia's extensive management, operations, sales, marketing and technology expertise gained from his management and executive roles in the financial and payments services industry, including as CEO of Global Payments for over 12 years. The Board also values his experiences with data privacy, risk management and compliance matters, as well as Mr. Garcia's financial knowledge, strategic planning acumen and his general global business insight. In addition, the Board values his experience as Chairman of a U.S. public company.

Dr. Anastassia Lauterbach
Former Senior Vice President, Global Business Operations Europe
Qualcomm Incorporated

Anastassia Lauterbach, age 42, has served as a director of Dun & Bradstreet since August 2013, and is a member of the Board Affairs Committee and Innovation & Technology Committee. Dr. Lauterbach served as Senior Vice President of Global Business Operations Europe at Qualcomm Incorporated, a world leader in 3G, 4G and next-generation wireless technologies, from September 2011 to August 2013. Previously, she served at Deutsche Telekom AG, as Senior Vice President, Business Development and Investments from August 2010 to May 2011, Acting Chief Products and Innovation Officer from March 2010 to November 2010, and Senior Vice President, Planning & Development from June 2009 to March 2010, and during her time at Deutsche Telekom she additionally served as a member of the Executive Operating Board. Prior to Deutsche Telekom, Dr. Lauterbach served as Executive Vice President, Group Strategy at T- Mobile International AG from September 2006 to May 2009 and, prior to T- Mobile, she served in various operational and strategic roles at Daimler Chrysler Financial Services, McKinsey & Company and Munich Reinsurance Company. She is the Chief Executive Officer and founder of Lauterbach Ventures and currently serves on Advisory and Supervisory Boards of several U.S. and European based technology companies. Dr. Lauterbach does not serve, nor has she served in the last five years, on the board of any other public company.

In assessing Dr. Lauterbach's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered Dr. Lauterbach's deep experience in technology and product innovation and marketing, including within the wireless and mobile space. The Board also values her international operational and strategic insights gained while working for several large international communications companies, including her experience with partnerships and alliances, business transformation and strategy and social media.

Thomas J. Manning
Former Chief Executive Officer
Cerberus Asia Operations & Advisory Limited

Thomas J. Manning, age 59, has served as a director of Dun & Bradstreet since June 2013, and is a member of the Audit Committee and Innovation & Technology Committee. Mr. Manning has been a Lecturer in Law at The University of Chicago Law School, teaching courses on corporate governance, private equity and U.S.-China relations, since July 2012. Previously, he served as the Chief Executive Officer of Cerberus Asia Operations & Advisory Limited, a subsidiary of Cerberus Capital Management, a global private equity firm, from April 2010 to June 2012, Chief Executive Officer of Indachin Limited from October 2005 to March 2009, Chairman of China Board Directors Limited from August 2005 to April 2010, and a senior partner with Bain & Company and a member of Bain's China board and head of Bain's information technology strategy practice in the Silicon Valley and Asia from August 2003 to January 2005. Prior to that, Mr. Manning served as Global Managing Director of the Strategy & Technology Business of Capgemini, Chief Executive Officer of Capgemini Asia Pacific, and Chief Executive Officer of Ernst & Young Consulting Asia Pacific, where he led the development of consulting and IT service and outsourcing businesses across Asia from June 1996 to January 2003. Early in his career, Mr. Manning was with McKinsey & Company, Buddy Systems, Inc. and CSC Index. Mr. Manning is also a director of the following public companies: CommScope Holding Company, Inc. and Clear Media Limited. He previously served as a director of iSoftStone Holdings Limited, Asiainfo-Linkage, Gome Electrical Appliances Company and Bank of Communications.

In assessing Mr. Manning's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered Mr. Manning's expertise in technology and business operations and innovation on a global scale, including Mr. Manning's rich international thought leadership, particularly relating to China. The Board also believes the Company will benefit from Mr. Manning's extensive background in strategic consulting, regulatory matters, partnerships and alliances and general corporate governance. Additionally, the Board values Mr. Manning's experience gained while serving on the boards of other U.S. public companies.

Sandra E. Peterson
Group Worldwide Chairman and Executive Committee Member
Johnson & Johnson

Sandra E. Peterson, age 56, has served as a director of Dun & Bradstreet since September 2002, and is Chairman of the Innovation & Technology Committee and a member of the Compensation & Benefits Committee. Ms. Peterson has served as the Group Worldwide Chairman and member of the Executive Committee of Johnson & Johnson, a global manufacturer of pharmaceutical, diagnostic, therapeutic, surgical, and biotechnology products, as well as personal care products, since December 2012. Ms. Peterson previously served as Chairman of the Board of Management of Bayer CropScience AG (a subsidiary of Bayer AG) from October 2010 to November 2012 and, prior to that, as a member of Bayer CropScience AG's Board of Management from July 2010 through September 2010. Prior to that, Ms. Peterson previously served as Executive Vice President and President, Medical Care, Bayer HealthCare LLC from May 2005 to June 2010, Group President of Government for Medco Health Solutions, Inc. (formerly Merck-Medco) from September 2003 until February 2004, Senior Vice President of Medco's health businesses from April 2001 through August 2003 and Senior Vice President of Marketing for Merck-Medco Managed Care LLC from January 1999 to March 2001. Ms. Peterson does not serve, nor has she served in the last five years, on the board of any other public company. She previously served as a director of Handleman Company, a public company, from May 2001 to November 2005.

In assessing Ms. Peterson's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered her general operations experience with global companies, product and marketing experience and expertise with strategy development gained from her executive positions with Johnson & Johnson, Bayer CropScience AG, Bayer HealthCare LLC and Medco Health Solutions, Inc. The Board also values her deep information technology experience, financial knowledge and understanding of regulatory matters. Finally, the Board believes it benefits from Ms. Peterson's experience gained while serving on the board of another U.S. public company.

Judith A. Reinsdorf
Executive Vice President and General Counsel
Tyco International Ltd.

Judith A. Reinsdorf, age 51, has served as a director of Dun & Bradstreet since June 2013, and is a member of the Audit Committee and Compensation & Benefits Committee. Ms. Reinsdorf has served as Executive Vice President and General Counsel of Tyco International Ltd., a global provider of fire protection and security solutions, since March 2007. Previously, she served as Vice President, General Counsel and Secretary of C. R. Bard, Inc. from October 2004 to February 2007, as Vice President and Corporate Secretary of Tyco from 2003 to 2004 and as Vice President and Associate General Counsel of Pharmacia Corporation from 2000 to 2003. From 1995 to 2000, she held the position of Assistant General Counsel and Chief Legal Counsel, Corporate, at Monsanto Company. Ms. Reinsdorf does not serve, nor has she served in the last five years, on the board of any other public company.

In assessing Ms. Reinsdorf's skills and qualifications to serve on the Dun & Bradstreet Board, our directors considered Ms. Reinsdorf's strong corporate governance expertise and placed significant value on her experience with global compliance, risk management, data privacy and regulatory matters, as well as her understanding of compensation and human resources issues. The Board also values Ms. Reinsdorf's global business insight and broad corporate legal and strategic planning skills honed as an executive at large U.S. public companies.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015

        The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the consolidated financial statements for the year ending December 31, 2015. Although shareholder approval of this appointment is not required, the Audit Committee and the Board believe that submitting the appointment to the shareholders for ratification is a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will review its future selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm in light of the shareholder vote, but still may retain them. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Dun & Bradstreet and our shareholders.

        PricewaterhouseCoopers LLP acted as our independent registered public accounting firm for the 2014 fiscal year. In addition to its audit of our consolidated financial statements, PricewaterhouseCoopers LLP also performed statutory audits required by certain international jurisdictions, audited the financial statements of our various benefit plans, and performed certain non-audit services. Fees for these services are described under the "Fees Paid to Independent Registered Public Accounting Firm" section of this proxy statement.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the 2015 Annual Meeting of Shareholders. Such representative will have the opportunity to make a statement, if he or she so desires, and is expected to be available to respond to questions.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PROPOSAL NO. 3
ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION (SAY ON PAY)

        We believe that our executive compensation program, policies and procedures are founded on pay for performance and are strongly aligned with the long-term interests of our shareholders. This proposal, commonly known as "Say on Pay," gives shareholders the opportunity to express their favor or disfavor with the Company's executive compensation program, policies and procedures.

        Our executive compensation program is described more fully in the "Compensation Discussion & Analysis" section of this proxy statement and the related tables and narrative that follow it. Shareholders are, therefore, encouraged to read that information in its entirety to obtain a complete understanding of our executive compensation program.

        We believe that the design, development and execution of our pay program, policies and procedures has resulted in executive compensation decisions that are appropriate and that have benefitted the Company and shareholders over time.

        At our 2014 Annual Meeting, our advisory vote on executive pay passed with a vote of 96% in favor. We believe that the vote outcome affirmed the executive pay program changes we implemented in 2013 and 2014. These changes were received positively by our shareholders and helped to strengthen pay for performance, better align executive compensation with shareholder interests and enhance good governance practices.

        As a matter of normal practice, in 2014 we again reached out to shareholders to gain an understanding of how our executive pay programs and policies might continue to be improved. Feedback from these discussions as well as emerging governance trends are important inputs into our thinking about executive compensation and any future changes we may make to our current program.

        In the "Executive Summary" of the "Compensation Discussion & Analysis" section of this proxy statement, we highlight the key changes to our executive compensation program for 2014 as well as the on-going policies that contribute to pay for performance and good governance practices. For the reasons provided in our "Compensation Discussion & Analysis," the Board asks you to approve the following resolution:

  Resolved, that the shareholders approve the Company's overall executive compensation program, policies and procedures as described in the Compensation Discussion & Analysis, the tabular disclosure regarding named executive officer compensation, and the accompanying narrative disclosure in this proxy statement.

        As this is a proposal for advisory approval, the result is not binding upon the Company. However, the C&BC, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal. The C&BC will consider the outcome of this advisory vote when making future compensation decisions for our executive officers.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF OUR COMPANY'S OVERALL EXECUTIVE COMPENSATION PROGRAM, POLICIES AND PROCEDURES.

PROPOSAL NO. 4
APPROVAL OF THE DUN & BRADSTREET CORPORATION
2015 EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors is seeking shareholder approval for The Dun & Bradstreet Corporation 2015 Employee Stock Purchase Plan (the "ESPP"). If approved by the Company's shareholders, the ESPP will serve as the successor to the Company's 2000 Employee Stock Purchase Plan (the "Prior ESPP") and will become effective immediately following the last purchase date made under the offering period in effect under the Prior ESPP, as determined by the committee administering the ESPP, and no additional shares of common stock may be purchased under the Prior ESPP after the date the ESPP becomes effective. The Board believes that the ESPP is in the best interest of the shareholders and the Company because it provides a broad-based plan to global employees to become long-term shareholders through the purchase of shares of the Company's common stock on favorable terms through payroll deductions.

        The Prior ESPP was adopted by the Board of Directors on September 8, 2000. The Prior ESPP currently authorizes the purchase of up to 1,500,000 shares of common stock, of which 304,775 shares of common stock remain available for purchase as of February 28, 2015. The Board believes that the continued ability to offer this type of program is an important recruiting and retention tool for the Company to attract, motivate and retain the talented employees and officers needed for our success. In addition, the ESPP encourages stock ownership by employees and aligns the interests of employees and stockholders. If approved by the stockholders, a total of 1,000,000 shares of common stock, plus the number of shares of common stock that were not issued under the Prior ESPP as of the date the ESPP becomes effective, will be made available for purchase under the ESPP. The total number of shares of common stock available for purchase under the ESPP should provide sufficient shares to meet expected purchases under the ESPP over the next 10 years, depending on the Company's share price and enrollment in the ESPP.

        The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the full text of the ESPP. A copy of the ESPP is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference.

1.
Purpose.    The purpose of the ESPP is to provide an opportunity for eligible employees of the Company and of any subsidiary or affiliate of the Company that has been designated by the Board to participate in the ESPP (a "Designated Company") to purchase the Company's common stock at a discount through voluntary contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's shareholders.

          The rights to purchase common stock granted under the ESPP are intended to be treated as either (i) purchase rights granted under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Internal Revenue Code (i.e., a 423 Offering), or (ii) purchase rights granted under an employee stock purchase plan that is not subject to the terms and conditions of Section 423(b) of the Internal Revenue Code (i.e., a Non-423 Offering). The Company will retain the discretion to grant purchase rights under either a 423 Offering or a Non-423 Offering.

2.
Eligibility.    Generally, any individual in an employee-employer relationship with the Company or a Designated Company for income tax and employment tax withholding and reporting purposes, is eligible to participate in the ESPP. As of February 28, 2015, 5,231 employees were eligible to participate in the ESPP.

          Eligible employees who are citizens or residents of a jurisdiction outside the U.S. may be excluded from participation in the ESPP if their participation is prohibited under local laws or if complying with local laws would cause a 423 Offering to fail to qualify under Section 423 of the Internal Revenue Code. In the case of a Non-423 Offering, an eligible employee may be excluded from participation in the ESPP or an offering if the Committee or the Administrator has determined that participation of such eligible employees is not advisable or practicable for any reason. For purposes of this proxy statement, "Committee" means the Compensation & Benefits Committee of the Board or such other committees of the Board appointed by the Board, "Administrator" means the committee of officers and/or management appointed by the Committee to administer the day-to-day operations of the ESPP.

          No employee is eligible for the grant of any rights under the ESPP if, immediately after such grant, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted purchase rights to buy more than $25,000 worth of common stock (such limit to be determined based on the fair market value of the common stock on the date the purchase rights are granted) under all of our employee stock purchase plans in any calendar year such rights are outstanding.

3.
Stock Subject to Plan and Adjustments upon Changes in Stock.    An aggregate number of shares of common stock equal to the sum of (i) 1,000,000 shares of common stock, plus (ii) the number of shares of common stock that were reserved for issuance but not issued under the Prior ESPP as of the date the ESPP becomes effective will be authorized and reserved for issuance under the ESPP. Such shares may be authorized but unissued common stock, treasury shares or common stock purchased on the open market.

          In the event of any change affecting the number, class, or terms of the shares of common stock by reason of stock dividend, stock split, recapitalization, reorganization, merger, consolidation, spin-off, disaffiliation of a subsidiary or affiliate, combination of shares, exchange of shares, stock rights offering, or other similar event, or any distribution to the holders of shares of common stock other than a regular cash dividend, then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, will, in such manner as it may deem equitable, adjust the number and class of common stock that may be delivered under the ESPP, the purchase price per share and the number of shares of common stock covered by each right under the ESPP that has not yet been exercised.

4.
Administration.    The ESPP will be administered by the Committee. The Committee may assign any of its administrative tasks to the Administrator. The Committee will have, among other authority, the authority to interpret the ESPP and, for purchase rights granted under the 423 Offering, to adopt such rules and regulations for administering the ESPP as it may deem necessary to comply with the requirements of Section 423 of the Internal Revenue Code.

5.
Offering Periods.    The Plan will be implemented by consecutive offering periods with a new offering period commencing on the first trading date of the relevant offering period and terminating on the last trading date of the relevant offering period. Unless and until the Committee determines otherwise in its discretion, each offering period will consist of one six (6)-month purchase period, which will run simultaneously with the offering period. The Committee will have the authority to establish additional or alternative sequential or overlapping offering periods, multiple purchase periods within an offering period, or a different duration of offering periods with respect to future offerings, provided that no offering period may have a duration that exceeds 27 months.

6.
Payroll Deductions.    Except as otherwise provided by the Committee, up to a maximum of 10% of a participant's "eligible pay" (which includes salary or wages (including 13th/14th month payments or similar concepts under local law), overtime pay, cash bonuses and commissions, stipends, lump sum payments in lieu of foregone merit increases, "bonus buyouts" as the result of job changes, and any portion of such amounts voluntarily deferred or reduced by an eligible employee under any employee benefit plan and under any executive deferral plan of the Company, provided such amounts would not otherwise have been excluded had they not been deferred) may be contributed by payroll deductions toward the purchase price of the shares during each purchase interval within an offering period or if payroll deductions are not permitted under applicable local law, such other method of contribution as specified by the Committee under a Non-423 Offering. A participant may elect to increase or decrease the rate of such contributions during any subsequent enrollment period by submitting the appropriate form online through the Company's designated plan broker or to the Administrator. Except for a withdrawal from an offering period, an eligible employee may not initiate, increase or decrease contributions as of any date other than during an enrollment period. All payroll deductions collected from a participant are credited to his or her account under the ESPP and deposited with our general funds, unless otherwise required under applicable local law.

7.
Purchase Price.    The purchase price per share at which shares of common stock are sold in an offering period under the ESPP will be equal to the lesser of 85% of the Fair Market Value (as defined in the ESPP) of the shares of common stock (i) on the first trading date of the offering period, or (ii) on the purchase date (i.e., the last trading date of the offering). The Committee has the authority to establish a different purchase price for any 423 Offering or Non-423 Offering, provided that the purchase price applicable to a 423 Offering complies with the provisions of Section 423 of the Internal Revenue Code. As of February 28, 2015, the Fair Market Value of a share was $133.76.

8.
Purchase of Stock.    Each purchase right will be automatically exercised on the applicable purchase date within the offering period, and shares of common stock will be purchased on behalf of each participant by applying the participant's contributions for the offering ending on the purchase date to the purchase of whole shares at the purchase price in effect for that purchase date.

          The maximum number of shares purchasable per participant during any single offering period may not exceed 2,000 shares, subject to adjustments in the event of certain changes in our capitalization.

          Any payroll deductions not applied to the purchase of shares of common stock on any purchase date because they are not sufficient to purchase a whole share or because of the limitations imposed under the ESPP on the number of shares that may be purchased under the ESPP will be carried over to the next offering period.

9.
Withdrawals.    A participant may withdraw from an offering by submitting the appropriate form online through the Company's designated plan broker or to the Administrator. A notice of withdrawal must be received by the last day of the month immediately preceding the month of the purchase date in order for such withdrawal to be effective during the current offering period. Upon receipt of such notice, automatic deductions of contributions on behalf of the participant will be discontinued commencing with the payroll period immediately following the effective date of the notice of withdrawal, and such participant may not again be eligible to participate in the Plan until the next enrollment period. Amounts credited to the contribution account of any participant who withdraws by the last day of the month immediately preceding the month of the purchase date will be refunded, without interest, as soon as practicable.

10.
Termination of Employment.    Upon a participant ceasing to be an eligible employee for any reason prior to a purchase date, contributions for such participant will be discontinued and any amounts then credited to the participant's contribution account shall be refunded, without interest, as soon as practicable, except as otherwise provided by the Committee.

          Subject to the discretion of the Committee, if a participant is granted a paid leave of absence, payroll deductions on behalf of the participant will continue and any amounts credited to the participant's contribution account may be used to purchase shares as provided under the ESPP. If a participant is granted an unpaid leave of absence, payroll deductions on behalf of the participant will be discontinued and no other contributions will be permitted (unless otherwise determined by the Administrator or required by applicable law), but any amounts then credited to the participant's contribution account may be used to purchase shares on the next applicable purchase date.

          A participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Designated Company will not be treated as having terminated employment for purposes of participating in the ESPP or an offering; however, if a participant transfers from a 423 Offering to a Non-423 Offering, the exercise of the right will be qualified under the 423 Offering only to the extent that such exercise complies with Section 423 of the Internal Revenue Code. If a participant transfers from a Non-423 Offering to a 423 Offering, the exercise of the right will remain non-qualified under the Non-Section 423 Offering.

11.
Transferability.    Rights granted under the ESPP are not transferable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant.

12.
Change of Control.    In the event of a "Change in Control" (as defined in the ESPP), each outstanding right to purchase shares will be equitably adjusted and assumed for an equivalent right to purchase shares substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, or the successor corporation is not a publicly traded corporation, the offering period then in progress will be shortened by setting a new purchase date and will end on the new purchase date. The new purchase date will be before the date of the Company's proposed Change in Control. The Committee will notify each participant in writing, at least ten (10) trading days prior to the new purchase date, that the purchase date for the participant's purchase right has been changed to the new purchase date and that shares will be purchased automatically for the participant on the new purchase date, unless prior to such date the participant has withdrawn from the offering period.

13.
Non-US Jurisdictions.    The plan administrator may adopt rules, procedures or sub-plans relating to the operation and administration of the Non-423 Offering to accommodate the specific requirements of local laws and procedures.

14.
Amendment and Termination of Plan.    The Board or the Committee may amend the ESPP at any time, provided that, if stockholder approval is required pursuant to the Internal Revenue Code, securities laws or regulations, or the rules or regulations of the securities exchange on which the common stock is listed or traded, then no such amendment will be effective unless approved by the

  Company's stockholders within such time period as may be required. The Board may suspend the ESPP or discontinue the ESPP at any time. Upon termination of the ESPP, all contributions will cease and all amounts then credited to a participant's account will be equitably applied to the purchase of whole shares then available for sale, and any remaining amounts will be refunded, without interest, as soon as practicable, to the participants.

15.
Federal Income Tax Information.    The following summary briefly describes U.S. federal income tax consequences of rights under the ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of rights under the ESPP. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to us under U.S. federal tax law is not intended to imply that we will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to federal tax laws, and is not covered by the summary below.

          423 Offering. Rights to purchase shares granted under the 423 Offering are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423(b) of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. If the shares are disposed of within two years from the stock purchase right grant date (i.e., the beginning of the offering period or, if later, the date the participant entered the offering period) or within one year from the purchase date of the shares, a transaction referred to as a "disqualifying disposition," the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the stock on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

          If the stock purchased under the ESPP is sold (or otherwise disposed of) more than two years after the stock purchase right grant date and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the sale price of the stock at the time of disposition over the purchase price, and (ii) the excess of the fair market value of the stock as of the date the participant entered the offering period over the purchase price (determined as of the date the participant entered the offering period) will be treated as ordinary income. If the sale price is less than the purchase price, no ordinary income will be reported. The amount of such ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.

          The Company generally will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.

          Non-423 Offering. If the purchase right is granted under the Non-423 Offering, then the amount equal to the difference between the fair market value of the stock on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

          The Company generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. For U.S. participants, FICA/FUTA taxes will be due in relation to ordinary income earned as a result of participation in the Non-423 Offering.

16.
New Plan Benefits.    As of the date of this Proxy Statement, no officer has been granted any rights under the proposed ESPP. Accordingly, the benefits to be received pursuant to the ESPP by the Company's officers and employees are not determinable at this time.

        THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE DUN & BRADSTREET CORPORATION 2015 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL NO. 5
APPROVAL OF AMENDMENTS TO THE COMPANY'S CERTIFICATE OF
INCORPORATION AND BY-LAWS TO REDUCE THE AGGREGATE OWNERSHIP
PERCENTAGE REQUIRED FOR HOLDERS OF THE COMPANY'S COMMON STOCK
TO CALL A SPECIAL MEETING OF SHAREHOLDERS FROM 40% TO 25%

        The Company's Restated Certificate of Incorporation, or Charter, and Fourth Amended and Restated By-Laws, as amended, or By-Laws, currently provide that special meetings of stockholders may be called upon the written request made in accordance with and subject to the By-Laws by holders of record of not less than an aggregate of forty percent (40%) of the voting power of all outstanding shares of common stock of the Company. After consideration of practices of other large companies, and a careful review of our own shareholder base and a shareholder proposal submitted to the Company proposing a 10% threshold (included as Proposal No. 6), the Board of Directors has determined that the Charter and By-Laws should be amended to reduce this aggregate ownership threshold for the request to call a special meeting from 40% to 25%. Accordingly, the Board, upon the recommendation of the Board Affairs Committee, has unanimously adopted resolutions approving such amendments to the Charter and By-Laws and recommending approval of the amendments by our shareholders.

        The Board believes that an aggregate ownership threshold of 25% in order to request a special meeting is appropriate in light of the Company's shareholder structure and strikes a reasonable balance between enhancing shareholder rights and preventing a small minority of shareholders from calling a special meeting solely to pursue agendas that may not be in the best interests of the Company and its shareholders in general. In reaching this conclusion, the Board considered that, given the Company's current shareholder base, it would take only three to four of our large shareholders to achieve a 25% ownership profile. The Board also considered that 35% of the S&P 500 companies that do permit shareholders to call special meetings also prescribe an ownership threshold of 25%, which is the most common threshold, and 29% of the S&P 500 companies permitting shareholders to call special meetings impose an ownership threshold even greater than 25%. Notably, 38% of the S&P 500 companies do not permit shareholders to call a special meeting at all.

        Attached to this proxy statement as Exhibits B and C, respectively, are marked versions of the relevant sections of the Charter and By-Laws which reflect the amendments. There is a single change proposed to each document—replacing "forty percent (40%)" with "twenty-five percent (25%)" with respect to the required ownership threshold. If approved, the amendment to the Charter will become effective upon the filing of a Certificate of Amendment to the Charter with the Secretary of State of Delaware. The Company would make such a filing promptly after approval of the amendment by the shareholders at the Annual Meeting. The amendment to the By-Laws would become effective when the amendment to the Charter becomes effective. Both the Charter and By-Laws will be restated to reflect the amendment in one document for ease of future reference.

        In the event both this Proposal No. 5, which proposes a 25% ownership threshold, in the aggregate, for shareholders to call a special meeting, and Proposal No. 6, which is a shareholder proposal that would ask the Board of Directors to take the steps necessary to establish a 10% aggregate ownership threshold for shareholders to call a special meeting as set forth therein, are approved by shareholders, the Company will immediately implement the 25% threshold as set forth in the prior paragraph. We will then review the voting results of Proposal No. 6 and also ask certain of our shareholders their view of these results. Management will discuss these results and feedback received from our shareholders with our Board Affairs Committee and Board of Directors in order to determine an appropriate course of action. If only Proposal No. 6 were to pass, we would undertake a similar process of review and shareholder outreach so that our management and Board of Directors could best determine the appropriate next steps.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO REDUCE THE AGGREGATE OWNERSHIP PERCENTAGE REQUIRED FOR HOLDERS OF THE COMPANY'S COMMON STOCK TO CALL A SPECIAL MEETING OF SHAREHOLDERS FROM 40% TO 25%.

PROPOSAL NO. 6
SHAREHOLDER PROPOSAL REQUESTING THE BOARD TO TAKE THE STEPS NECESSARY
TO AMEND THE COMPANY'S GOVERNING DOCUMENTS TO GIVE HOLDERS IN THE
AGGREGATE OF 10% OF THE OUTSTANDING COMMON STOCK THE POWER TO CALL A
SPECIAL MEETING

        John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, the beneficial owner of no fewer than 50 shares of the Company's common stock, has informed us that he intends to submit the following proposal at this year's Annual Meeting.

        Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board's current power to call a special meeting.

        Delaware law allows 10% of shareholders to call a special meeting and dozens or hundreds of companies have adopted the 10% threshold. Special meetings allow shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting.

        This is also important because there could be a 15-month span between our annual meetings. This proposal topic won more than 70% support at Edwards Lifesciences and SunEdison in 2013. Vanguard sent letters to 350 of its portfolio companies asking them to consider providing the right for shareholders to call a special meeting.

        This proposal is more important to Dun & Bradstreet because it currently takes a whopping 40% of the voting power of all shares outstanding to call a special meeting. This high 40% threshold equals the vast majority of shares that would be needed to approve a topic at a special meeting.

        Our clearly improvable corporate governance (as reported in 2014) in an added incentive to vote for this proposal:

        Dun & Bradstreet had not disclosed specific, quantifiable performance target objectives for our CEO. Unvested equity awards partially or fully accelerate upon CEO termination.

        Not one independent director had general expertise in risk management, based on GMI's standards. GMI is an independent investment research firm. Austin Adams and Christopher Coughlin were potentially overburdened with director responsibilities at 4 public companies. This is compounded by the assignment of Mr. Adams to our audit committee and Mr. Coughlin to our executive pay and nomination committees.

        Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL NO. 6.

        Our Board has carefully considered the shareholder proposal requesting the Board to reduce the ownership threshold required for shareholders to call a special meeting from 40% to 10%, and for the following reasons our Board of Directors recommends that shareholders vote AGAINST this proposal:

        10% is a low threshold given our shareholder base. Our Company's shareholder base includes institutional investors holding significant blocks of our common stock. For example, based on information available to us, our largest shareholder (owning approximately 13% of the Company's outstanding common stock) would be able to call a special meeting on its own if the ownership threshold was 10%. Other combinations of two of our top shareholders could easily achieve 10% ownership. This would mean a single shareholder, or two shareholders together, rather than a broader group, could require the Company to incur the time and expense of holding a special meeting. The Board believes it needs to act more broadly with all shareholders in mind, rather than permitting an extreme few to impose such intrusive and diversionary activities.

        Although perhaps appropriate for some companies with a different shareholder structure, 10% is not the predominant practice. Currently, only 24% of the S&P 500 companies that do permit shareholders to call special meetings prescribe an ownership threshold of 10%. Ownership thresholds vary widely, with over 60% of the S&P 500 companies that provide this right imposing thresholds at 25% or higher.

        The right to call a special meeting is a powerful right and should be used only in appropriate circumstances. Our Board is committed to good governance practices and supports the concept of permitting shareholders to call special meetings. However, the Board also believes special meetings should only be called to consider extraordinary events that are of interest to a wide shareholder base and that need immediate attention prior to the next annual meeting. Special meetings are expensive and require significant legal, administrative, printing and distribution costs. In addition, special meetings can potentially divert directors' and management's attention away from their oversight and operational responsibilities, respectively. Reducing the ownership threshold to 10% would heighten the risk of such diversionary and distracting activities, which could potentially operate against the best interests of our shareholders overall, in order to serve the narrow interests of the shareholders requesting the special meeting.

        Our Company has strong corporate governance standards. Dun & Bradstreet has strong corporate governance standards and practices that demonstrate our alignment with shareholder interests on key governance matters. For example:

  •
  All directors are elected annually;

  •
  We have an independent non-executive Chairman of the Board;

  •
  Dun & Bradstreet's charter and by-laws do not contain supermajority voting provisions;

  •
  We do not have a shareholder rights plan, or poison pill;

  •
  We provide shareholders with the right to act by written consent; and

  •
  We also currently provide shareholders with the right to call special meetings.

        Our Company values shareholder discussion and input on corporate governance matters. Calling a special meeting is an extreme action for shareholders to take to engage management and our Board. Management welcomes direct communication with shareholders to discuss shareholder views. Our investor relations, compensation, and corporate secretary teams maintain open lines of communication with our shareholders, and we have been responsive to shareholder feedback received in the past. In addition, as described in the "Communications with the Board and Audit Committee" section of this proxy statement, shareholders may communicate directly with our Chairman of the Board and the Chair of our Audit Committee.

        The Company is offering a more appropriate reduction in the ownership threshold requirement, as set forth in Proposal No. 5. The Board believes that our current governance practices hold us appropriately accountable to our shareholders given our Company shareholder structure. However, our Board did give Mr. Chevedden's proposal due consideration and, for the reasons set forth in Proposal No. 5, the Board has determined to submit its own company proposal to reduce the ownership threshold required to call special meetings.

        ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL NO. 6.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND OTHERS

        The following table shows the number of shares of our common stock beneficially owned by each of the directors and named executive officers listed in the Summary Compensation Table in this proxy statement, and all directors and executive officers of Dun & Bradstreet as a group, as of February 28, 2015. The table also shows the names, addresses and share ownership of the only persons known to us to be the beneficial owners of more than 5% of our outstanding common stock. This information is based upon information furnished by each such person or, in the case of the beneficial owners, based upon public filings by the beneficial owners with the SEC. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed. Percentages for directors and officers are based upon the number of shares of our common stock outstanding on February 28, 2015, plus, where applicable, the number of shares that the indicated person or group has a right to acquire within 60 days of such date. Percentages for institutional holders are based upon the public filings of such owners with the SEC.

Name	Aggregate Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
Robert P. Carrigan (President and CEO)	5,655		*
Christopher J. Coughlin (Chairman)	20,634	(2)	*
Austin A. Adams	13,918		*
L. Gordon Crovitz	0		*
James N. Fernandez	26,202	(3)	*
Paul R. Garcia	4,582		*
Anastassia Lauterbach	1,604		*
Thomas J. Manning	2,083		*
Sandra E. Peterson	20,812		*
Judith A. Reinsdorf	2,083		*
Richard H. Veldran	26,315		*
Rishi Dave	710		*
Joshua L. Peirez	31,183		*
John Reid-Dodick	1,039		*
All current directors and executive officers as a group (16 persons)	178,395		*
FMR LLC (4)	4,712,374		13.122
245 Summer Street
Boston, MA 02210
The Bank of New York Mellon Corporation (5)	2,771,854		7.72
One Wall Street, 31st Floor
New York, NY 10286
The Vanguard Group (6)	2,697,756		7.51
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc. (7)	1,981,021		5.50
55 East 52nd Street
New York, NY 10022

*
Represents less than 1% of our outstanding common stock.

(1)
Includes the maximum number of shares of common stock that may be acquired within 60 days of February 28, 2015, upon the exercise of vested stock options as follows: Mr. Carrigan, 0; Mr. Coughlin, 7,006; Mr. Adams, 4,015; Mr. Crovitz, 0; Mr. Fernandez, 7,006; Mr. Garcia, 1,788; Ms. Lauterbach, 1,134; Mr. Manning, 1,387; Ms. Peterson, 4,676; Ms. Reinsdorf, 1,387; Mr. Veldran, 18,575; Mr. Peirez, 23,250; Mr. Reid-Dodick, 0; Mr. Dave, 0; and all current directors and executive officers as a group, 85,074.

  Also includes the maximum number of shares of common stock that may be acquired within 60 days of February 28, 2015, upon the vesting of RSUs and LRSUs, as applicable, as follows: Mr. Carrigan, 3,012; Mr. Coughlin, 12,383; Mr. Adams, 7,886; Mr. Crovitz, 0; Mr. Fernandez, 12,876; Mr. Garcia, 2,794; Ms. Lauterbach, 469; Mr. Manning, 695; Ms. Peterson, 8,972; Ms. Reinsdorf, 695; Mr. Veldran, 4,695; Mr. Peirez, 4,141; Mr. Reid-Dodick 1,039; Mr. Dave 710; and all current directors and executive officers as a group, 63,450.

  Does not include the following Dun & Bradstreet stock units which are held by the following directors who have deferred cash compensation into the Dun & Bradstreet stock fund: Mr. Coughlin, 10,780; Mr. Adams, 791; Mr. Fernandez, 9,033 and Ms. Peterson, 3,988. Dun & Bradstreet stock units do not confer voting rights and are not considered beneficially owned shares under SEC rules. In addition, they are settled in cash, not shares, when a director leaves the Board.

(2)
Includes 800 shares owned by Mr. Coughlin's spouse, to which Mr. Coughlin disclaims beneficial ownership.

(3)
Includes 2,000 shares as to which Mr. Fernandez has shared voting and shared dispositive power.

(4)
FMR LLC ("FMR") filed a Schedule 13G/A with the SEC on February 13, 2015. This Schedule 13G/A shows that FMR: (i) beneficially owned 4,712,374 shares; (ii) had the sole power to dispose or direct the disposition of all such shares; and (iii) had the sole power to vote or to direct the vote of 1,037,259 shares. In addition, the Schedule 13G/A shows that the following entities beneficially own certain of the shares reported: Fidelity Investments Money Management, Inc., Fidelity Management Trust Company, Inc., FMR Co., Inc. (beneficially owns 5% or more), Pyramis Global Advisors (Canada) ULC, Pyramis Global Advisors Trust Company, Pyramis Global Advisors, LLC and Strategic Advisers, Inc. The Schedule 13G/A also shows that Edward C. Johnson 3d is a Director and the Chairman of FMR and Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the "Fidelity Funds"), advised by Fidelity Management & Research Company, a wholly—owned subsidiary of FMR, which power resides with the Fidelity Funds' Board of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. All of the information in this note (4) is based on the Schedule 13G/A.

(5)
The Bank of New York Mellon Corporation filed a Schedule 13G with the SEC on February 9, 2015. This Schedule 13G shows that The Bank of New York Mellon Corporation and its subsidiaries beneficially owned 2,771,854 shares. The Schedule 13G also indicates that The Bank of New York Mellon Corporation had sole voting power of 2,526,920 shares, shared voting power over 0 shares, sole dispositive power over 2,725,969 shares and shared dispositive power over 1,987 shares. All of the information in this note (5) is based on the Schedule 13G.

(6)
The Vanguard Group filed a Schedule 13G/A with the SEC on February 10, 2015. This Schedule 13G/A shows that the Vanguard Group beneficially owned 2,697,756 shares, of which they have the sole dispositive power over 2,640,120 shares, shared dispositive power over 57,636 shares, and sole voting power over 62,536 shares. All of the information in this note (6) is based on the Schedule 13G/A.

(7)
BlackRock, Inc. filed a Schedule 13G/A with the SEC on February 9, 2015. This Schedule 13G/A shows that BlackRock, Inc.: (i) beneficially owned 1,981,021 shares; (ii) had the sole power to dispose of, or to direct the disposition of all such shares; and (iii) had sole power to vote or to direct the vote of 1,651,794 shares. In addition, the Schedule 13G/A shows that various person have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of shares, and that no one person's interest in the class of shares is more than 5% of the total outstanding common shares. All of the information in this note (7) is based on the Schedule 13G/A.

 EXECUTIVE OFFICERS

        The following table lists all of our executive officers as of March 25, 2015. Our executive officers are elected by our Board and each will hold office until his or her successor is elected, or until his or her earlier resignation or removal.

Name	Title	Age
Robert P. Carrigan (1)	President and CEO	49
Rishi Dave	Chief Marketing Officer	40
Mark Geneste	Chief Sales Officer	49
Christie A. Hill	Chief Legal Officer	53
Joshua L. Peirez	Chief Operating Officer	44
John Reid-Dodick	Chief People Officer	53
Richard H. Veldran	Chief Financial Officer	48

(1)
Mr. Carrigan's biographical information is provided under the "Proposal No. 1—Election of Directors" section of this proxy statement.

        Mr. Dave has served as Chief Marketing Officer since February 2014. Mr. Dave joined Dun & Bradstreet from Dell, Inc., most recently serving as the Executive Director, Digital Marketing, for Dell's B2B business from January 2012 to February 2014, where he was responsible for implementing marketing, lead generation, media and content strategies for Dell.com and managing the digital support of Dell's events. Prior to that, Mr. Dave was Executive Director, Digital Marketing, Public and Large Enterprise Business Units from January 2011 to January 2012, Director, Digital Marketing, Large Enterprise Business Units from January 2009 to January 2011, Senior Manager, Global Online Analytics from January 2008 to January 2009, Senior Manager, Corporate Strategy from July 2006 to January 2008, Manager, Dell International Services Operations from January 2006 to July 2006, and Manager, Corporate Strategy from January 2005 to January 2006. He has also held marketing, business development and consulting roles with startups and large corporations including Bain & Company and Trilogy Software.

        Mr. Geneste has served as Chief Sales Officer since February 2014. He joined Dun & Bradstreet in August 2013, and until February 2014 served as a member of our European Leadership Team and as the leader of our European sales organization. In this role, Mr. Geneste was responsible for the leadership of our sales team members across a number of European countries and for the creation and implementation of a customer focused European strategy to drive sustained sales and revenue growth across Europe. Prior to that he was Managing Director at Thomson Reuters in The Netherlands, Switzerland, the U.K., and the U.S. from January 2008 to February 2013, where his responsibilities included strategic business development and global accounts for Europe, Middle East and Africa. From August 2003 to January 2008, Mr. Geneste held the position of Global Business Director with Reuters America Ltd. in New York and from 2001 to 2003, Mr. Geneste was Executive Vice President, Managing Director, Investment Banking & Brokerage for Reuters UK Ltd. in London.

        Ms. Hill has served as Chief Legal Officer since February 2014 and prior to that, Ms. Hill served as Senior Vice President and General Counsel from September 2011 to February 2014. Ms. Hill also served as Corporate Secretary from September 2011 to February 2015. Before joining Dun & Bradstreet, Ms. Hill served as General Counsel, Secretary and Chief Compliance Officer at Primus Telecommunications Group, Inc. from March 2011 until August 2011. Prior to that she was the General Counsel and Secretary of Arbinet Corporation from February 2010 until its merger with Primus on February 28, 2011, and she also served as Arbinet's Chief Human Resources Officer from September 2010 through February 2011. Prior to that, she served in the U.S. Department of the Treasury as the Oversight Liaison and Reporting Executive for the Troubled Asset Relief Program (TARP) from

October 2009 to January 2010. From 1998 until 2008, she worked at Nextel Communications and then at Sprint Nextel Corporation, where she held various leadership positions in the company's legal and governance organizations, including her most recent position as Vice President, Corporate Governance & Ethics and Corporate Secretary from August 2005 to June 2008. Prior to Nextel, she served as counsel at Honda of America Mfg., where her responsibilities included a variety of corporate and transactional matters. Ms. Hill began her career at Jones Day in the firm's mergers and acquisitions group.

        Mr. Peirez has served as Chief Operating Officer since February 2014. He previously served as President, Global Product, Marketing and Innovation from June 2011 to February 2014 and President, Innovation and Chief Marketing Officer from September 2010 to May 2011. Before joining Dun & Bradstreet, Mr. Peirez spent 10 years with MasterCard, most recently as Chief Innovation Officer for MasterCard Worldwide from January 2009 to August 2010. Prior to that, Mr. Peirez served as Chief Payment System Integrity Officer for MasterCard from April 2007 to January 2009 and as Group Executive, Global Public Policy and Associate General Counsel from May 2002 to April 2007. He also served as Counsel and Secretary to MasterCard's U.S. Region Advisory Board of Directors from May 2002 to December 2006.

        Mr. Reid-Dodick has served as Chief People Officer since February 2014. Prior to joining Dun & Bradstreet, Mr. Reid-Dodick served as the Chief People Officer at AOL Inc. from December 2011 to August 2013 and Global Head of Human Resources at Thomson Reuters Markets from April 2008 to July 2011. Prior to that, he was Global Head of Human Resources, Business Divisions & Americas from July 2005 to April 2008, Global Head of Organizational Development & Learning from March 2003 to July 2005, Chief Human Resources Officer (Interim) from June 2002 to March 2003 and Human Resources Director from June 2001 to June 2002 at Reuters Group, PLC., and Executive Vice President for Corporate Affairs from February 2000 to June 2001 at Reuters America. From May 1995 until February 2000, Mr. Reid-Dodick worked in the Reuters America Legal Department, including serving as Executive Vice President and General Counsel from November 1997 to February 2000. Mr. Reid-Dodick began his career at Sullivan & Cromwell LLP in the firm's litigation group.

        Mr. Veldran has served as Chief Financial Officer since June 2011. He previously served as Senior Vice President, Global Reengineering from July 2008 through May 2011, with additional responsibility for Dun & Bradstreet North America Finance beginning in February 2009 and for Strategy and Corporate Development beginning in March 2010, being appointed as Chief Strategy Officer in early May 2011, a title he held until he was appointed Chief Financial Officer. Prior to that, Mr. Veldran served as Treasurer and Leader of Investor Relations, External Communications and Board Processes from February 2006 to July 2008, with additional responsibility for Global Financial Planning & Analysis, and as Chief Financial Officer of Dun & Bradstreet North America, from September 2003 to January 2006. Prior to joining Dun & Bradstreet, Mr. Veldran was Divisional Vice President of Finance for Automatic Data Processing, Inc. from December 1996 to September 2003 and, prior to that, served in various finance roles for Procter & Gamble from July 1989 to December 1996.

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

        The C&BC regularly reviews the executive compensation program of the Company to ensure that it is meeting its objectives, including paying for performance, aligning with shareholder interests, offering competitive pay to attract and retain executive talent, reinforcing the right behaviors consistent with our strategy and providing transparency to our shareholders.

        Key Changes to Our Executive Compensation Program in 2014. In 2014 we continued to make important changes to our executive compensation program. The changes were designed to align better our executive pay program with shareholder interests and enhance good governance practices. Key changes included:

Executive Program Component	Description of Change
New Change in Control Plan	• We terminated all outstanding change in control agreements effective December 31, 2013.
• We transitioned all impacted executive officers into our new Change in Control Plan effective January 1, 2014.
• Our new plan:
— Reduces cash and non-cash benefits;
— Requires "double trigger" vesting of equity awards granted after January 1, 2013;
— Eliminates any executive retirement plan enhancements; and
— Eliminates excise tax gross-up payments.
Revised Peer Group	• We deleted four companies from our peer group due to their industry or large revenue size.
• In turn, we added four companies whose revenue size better reflects ours and which also reflect more directly Dun & Bradstreet's technology, information and analytics businesses.
• The result is a peer group more characteristic of Dun & Bradstreet's size and market for executive talent.

        2014 Pay for Performance Outcomes. 2014 was a pivotal year as we announced our new Company strategy and focused on its execution. Even with significant investments in content, delivery, globalization and brand as well as key acquisitions, we were able to meet the majority of our financial and strategic goals.

        Annual Cash Incentive. Our achievements and the resulting incentive payments were as follows:

  •
  Core revenue growth of 2% (before the effect of foreign exchange), representing our strongest year of organic revenue growth since 2008;

  •
  Operating income decline of 9% (before non-core gains and charges), which, while within guidance, is a direct result of our total strategic investments for the year, which were at the high end of our announced investment range of $70 million-$80 million;

  •
  Diluted earnings per share decline of 2% (attributable to Dun & Bradstreet common shareholders before non-core gains and charges), which was near the high end of guidance; and

  •
  On or near target performance in the execution of our strategy goals, especially in providing content indispensable to our customers' growth, revolutionizing our content delivery to our customers' environment where and when they want it, and globalizing and growing through new alliances and within our strategic customer base.

Other achievements in 2014 considered by the C&BC included:

  •
  Five consecutive quarters of core revenue growth;

  •
  29% share price appreciation through December 31, 2014 since announcement of our strategy on February 4, 2014 versus the S&P 500 companies' average of 20% during that same timeframe;

  •
  Finalizing the modernization of our brand, purpose and values on an accelerated timetable in preparation for a first quarter 2015 launch;

  •
  Development of a 2015 financial plan that continues to invest in our strategy;

  •
  Three strategic acquisitions: Fliptop's social data matching business unit, which enables us to combine social data with Dun & Bradstreet's proprietary data and analytics to deliver results for a growing and global customer base; Indicee, whose cloud-based analytics and business intelligence supports our strategy to modernize delivery; and NetProspex, which closed on January 5, 2015, whose proprietary database and product offerings will enable us to leverage content to solve new customer needs; and

  •
  Major progress towards creating a global organization and culture focused on performance, building and developing leadership talent and investing in our people.

        Based on an assessment of the above achievements, the C&BC awarded cash incentives to our named executive officers equaling 90% of target (a more detailed discussion of our attainment of 2014 goals and how that relates to performance awards is included in the "2014 Annual Cash Incentive Plan" section of this proxy statement).

        Leveraged Restricted Stock Units (LRSUs). In addition to the annual cash incentive, the LRSU portion of our long-term incentive program (which represents one-half of the program's economic value at grant) provided the following awards for performance relative to 2014:

LRSU Grant	Performance Period	Metric	Result	Award as Percent of Target Grant
Second one-third tranche of March 1, 2013 grant	2 years or 2013-2014	Dun & Bradstreet common stock price appreciation / depreciation	+47.8%	147.8%
First one-third tranche of March 3, 2014 grant	1 year or 2014	Dun & Bradstreet common stock price appreciation / depreciation	+6.3%	106.3%

        A more detailed discussion of our long-term incentive program, including vehicles, metrics and performance periods, is included in the "Annual Long-term Equity Incentives" section of this proxy statement.

Our Named Executive Officers

        This Compensation Discussion & Analysis and the tables following cover the compensation paid to our named executive officers, who are the following five executives serving in the roles cited for the entire fiscal year (except as noted):

  •
  Robert P. Carrigan, who served as President and CEO and Director (our principal executive officer); and

  •
  Richard H. Veldran, who served as Chief Financial Officer (our principal financial officer).

        Our three highest compensated executive officers, other than our principal executive officer and our principal financial officer, are:

  •
  Joshua L. Peirez, who served as Chief Operating Officer since February 3, 2014 and President, Global Product, Marketing and Innovation prior to his appointment as our Chief Operating Officer;

  •
  John Reid-Dodick, who served as Chief People Officer since joining the Company on February 4, 2014; and

  •
  Rishi Dave, who served as Chief Marketing Officer since joining the Company on February 24, 2014.

Objectives of our Executive Compensation Program

        The objectives of our executive compensation program are as follows:

  •
  Ensure a strong relationship between pay and performance, including both rewards for results that meet or exceed performance targets and consequences for results that are below performance targets;

  •
  Align executive and shareholder interests through short-and long-term incentives that link the executive to shareholder value creation;

  •
  Offer a total compensation opportunity that is competitive with the market for senior executives, enabling us to attract, retain and motivate the talent necessary to execute our strategy and achieve our growth targets;

  •
  Reinforce behaviors that are consistent with our strategy to "be one global company, delivering indispensable content through modern channels to serve new customer needs"; and

  •
  Provide transparency to our shareholders.

Summary of Policies Contributing to Pay for Performance:    Since one of our primary objectives is linking pay with performance, we have a number of policies supporting that objective, including:

  •
  Our long-term incentive plan is 100% performance-based:  50% of our annual equity program is a grant of leveraged restricted stock units where the ultimate value and number of units will be based on Dun & Bradstreet stock price appreciation or depreciation over 1-, 2- and 3-year performance periods. The other 50% is a performance unit grant where the ultimate value will be based on Dun & Bradstreet's total shareholder return and our revenue compound annual growth rate over a 3-year period.

  •
  Our pay mix is strongly weighted toward variable compensation:  75% of our named executive officers' total compensation is variable or performance-based with 24% in the form of cash incentives and 51% in the form of equity or long-term incentives; only 25% is base salary.

  •
  We require our executives to maintain ownership in the Company:  Our named executive officers, as well as all other executive officers of the Company, must achieve targeted levels of ownership in our common stock to encourage a focus on long-term value creation.

  •
  We do not offer our executive officers any perquisites:  Our named executive officers do not receive any perquisites and participate in the same broad-based benefits programs offered by the Company on the same basis as other full-time employees.

  •
  We do not provide employment agreements:  None of our named executive officers has an employment agreement, and severance benefits (excluding change in control benefits) are provided through the same severance plan available to other employees of the Company.

  •
  We do not provide any income tax or excise tax gross ups:  Under our new Change in Control Plan, excise tax gross ups have been eliminated for all previously grandfathered participants. In addition, we do not gross up any payments for income taxes, outside of relocation assistance.

Summary of Policies Contributing to Good Governance Practice:    We strive to adhere to the highest standards of good governance, as reflected through the following practices:

  •
  We implemented a formal compensation recoupment or "clawback" policy:  This policy, effective January 1, 2013, gives the C&BC authority to recover or reduce cash and equity incentive awards based on certain financial results that are subsequently restated.

  •
  We revised equity change in control provisions:  All equity awards granted after January 1, 2013 have a "double trigger", requiring both a change in control and a qualified termination in order for accelerated vesting to apply.

  •
  We eliminated the executive retirement plan benefit for new executives:  Effective April 4, 2011, the C&BC eliminated this benefit for all future executive new hires. Only two of our five named executive officers continue to have this benefit due to prior commitments.

  •
  We have an insider trading policy that prohibits hedging and pledging:  Directors, officers and other employees of the Company are expressly prohibited from purchasing or selling Dun & Bradstreet securities on a short-term basis, (less than three months), subject to customary employee plan exceptions, purchasing any listed or over-the-counter options on our common stock or engaging in equivalent derivative transactions, engaging in the short sale of Dun & Bradstreet securities, or borrowing against Dun & Bradstreet securities.

  •
  Our C&BC charter requires a periodic review of risks in our compensation programs:  The C&BC conducted such a review in 2014 and concluded that the Company's compensation plans, programs and arrangements do not create risks that are reasonably likely to have a material adverse impact on the Company.

  •
  The executive compensation consultant to the C&BC is independent:  The current advisor to the C&BC was hired by and reports directly to the C&BC and does not provide any other consulting services to the Company.

  •
  We manage our equity-based compensation program effectively:  Our current and 3-year annualized run rate on equity grants is below the median of our compensation comparison group. We have a stock incentive plan that expressly prohibits stock option re-pricing and cash buyouts without shareholder approval and we have never re-priced or exchanged options for shares, new options or cash.

Our 2014 "Say on Pay" Vote and Shareholder Outreach

        At our 2014 Annual Meeting, our advisory vote on executive pay received 96% support. We believe the vote outcome supports the program changes we implemented in 2013 and 2014. During 2014, we again conducted shareholder outreach, inviting more than 30 of our institutional investors, representing nearly two-thirds of our outstanding shares, to one-on-one discussions about our executive compensation program and policies. Shareholders who accepted our invitation provided positive feedback on the changes we implemented in the last two years. Feedback from these discussions, as well as emerging governance trends, are important inputs into our thinking about executive compensation and any future changes we may make to our program.

Pay Positioning and Pay Mix

        Annual base salaries for our named executive officers as a group are targeted around the median of the compensation comparison group (described below). We position variable pay, including target annual cash incentive and long-term incentives, higher than market median to provide our named executive officers with a target total compensation opportunity that is between median and the 65th percentile of our compensation comparison group. This level of target total compensation, however, is realized only when our performance goals are achieved or exceeded. Individual executives may be positioned above or below these levels based on the factors described below.

        Our pay for performance objective requires that a significant portion of the target total compensation mix be variable. We reinforce the importance of long-term results by emphasizing equity in the target total compensation mix. Individual variable and equity-based compensation varies based on our named executive officer's role, experience, level of responsibility within the organization and market data for comparable jobs in the compensation comparison group. For our current named executive officers as a group, on a weighted average basis the target total compensation mix is 25% fixed and 75% variable, and 49% cash and 51% equity. The following table illustrates the emphasis placed on variable and equity-based compensation:

	Fixed/Variable Pay Mix		Cash/Equity Pay Mix
Name	Fixed	Variable	Cash	Equity
Robert P. Carrigan	17%	83%	39%	61%
Richard H. Veldran	30%	70%	57%	43%
Joshua L. Peirez	27%	73%	55%	45%
John Reid-Dodick*	30%	70%	57%	43%
Rishi Dave*	36%	64%	62%	38%

*
Pay mix is based on target total compensation for 2014 due to February 2014 hire dates; pay mix of all other named executive officers is based on annual 2014 target total compensation.

Elements of our Executive Compensation Program

        To meet the objectives of our executive compensation program, the 2014 compensation of our named executive officers consisted of the following components and policies:

  •
  Total cash compensation, which includes a base salary and a target annual cash incentive opportunity;

  •
  Long-term equity incentives including a grant of leveraged restricted stock units and 3-year performance units;

  •
  Required stock ownership guidelines;

  •
  Voluntary deferral of compensation under our nonqualified deferred compensation plan;

  •
  Executive retirement plan benefits (eliminated for prospective executives in 2011, only two of our named executive officers retain these legacy benefits);

  •
  Eligibility to receive severance benefits (which are also available to all employees); and

  •
  Eligibility to receive benefits payable upon a qualified employment termination in connection with a change in control of Dun & Bradstreet.

        Our named executive officers do not receive any perquisites and participate in the same broad-based benefits programs offered by the Company on the same basis as other full-time employees. Perquisites are entitlement-driven rather than performance-based and, therefore, do not fit within the objectives of our executive compensation program.

        In addition to the components listed above, our named executive officers are eligible to participate in certain benefit programs that are available to all of our U.S. employees including: our cash balance retirement account (which was frozen as of July 1, 2007 for all participants and closed to new entrants on that date), our qualified defined contribution plan, our medical and dental benefits, our life, voluntary group accident, long-term disability, legal, and business travel accident insurance benefits, and our health care and dependent care spending accounts.

Base Salary

        Salary provides a base level of compensation commensurate with our named executive officers' roles in the organization, experience, skill and job performance. Base salary provides each named executive officer with a fixed level of compensation related to the daily performance of his or her leadership role and responsibilities.

        The C&BC reviews the base salaries of our named executive officers annually. Any adjustment to salary is based on a number of factors and considerations, including:

  •
  The market data for comparable executive positions in the compensation comparison group (described below);

  •
  The scope of responsibility and accountability within the organization;

  •
  Demonstrated leadership competencies and skills; and

  •
  Individual performance.

        2014 Base Salaries. Using these factors in its review, the C&BC increased the base salaries of two of our named executive officers in 2014 as noted below:

				Base Salary
		Base Salary Market Position	Total Compensation Market Position			Increase %
Name	Rationale			From	To		Effective
Richard H. Veldran	• Considers progression and strong performance in his role of Chief Financial Officer;	Above median	At median	$415,000	$520,000	25.3%	1/1/2014
	• Recognizes financial leadership and the importance of retaining his skills and insight through our strategic transformation; and
	• Positions his total pay closer to the market median.
Joshua L. Peirez	• Reflects his promotion to Chief Operating Officer;	At median	At median	$450,000	$600,000	33.3%	1/1/2014

•

Recognizes increase in responsibilities covering leadership of the Company's global operations, which encompasses accountability for a significant and wide-ranging portion of Dun & Bradstreet's business world-wide: Technology; Alliances; global product development; global data strategy, insight and analytics; our Worldwide Network of partnerships; corporate strategy; and mergers and acquisitions; and

	• Positions his total pay at market median.

        Messrs. Carrigan, Reid-Dodick and Dave did not receive a base salary increase in 2014; Mr. Carrigan joined the Company in October of 2013 and Messrs. Reid-Dodick and Dave were hired in February of 2014.

Target Annual Cash Incentive Opportunity

        In addition to base salary, our named executive officers have the opportunity to earn an annual cash incentive that is tied to Company and individual performance as discussed below. We offer this cash opportunity to reinforce the outcomes and behaviors necessary to meet or exceed our annual commitment to our shareholders and to achieve our strategic objectives. Through the annual cash incentive plan, about half of 2014 target total cash compensation was "at risk" since payment was based on performance against predetermined annual measures.

        We believe that consistent, year-over-year growth in revenue and earnings are key drivers of increased shareholder value over the long term. Therefore, our annual cash incentive rewards Company performance as measured by the following:

  •
  Financial results—growth in revenue, operating income, and earnings per share are the most important measures in our executive compensation program and carry the greatest weight (70%) because we believe that profitable revenue growth over time will create value for our shareholders; and

  •
  Strategic goals—achievement of specific objectives related to our strategy, including: 1) providing content indispensable to our customers' growth; 2) revolutionizing our content delivery in our customers' environment where and when they want it; and 3) globalizing and growing through alliances and our strategic customer base worldwide.

        In addition to Company performance, individual goals and leadership performance play a role in our annual cash incentive. The success of our Company is directly tied to strong leadership that drives results and creates shareholder value. We expect all employees, especially our named executive officers, to demonstrate behaviors that are consistent with our values and guiding principles.

        At the end of the year, our CEO evaluates the performance of all other named executive officers. In 2014, each named executive officer was assessed on:

  •
  Performance and leadership in implementing important Company programs, such as compliance, culture, engagement and customer retention, acquisition and satisfaction; and

  •
  Individual performance on business unit goals and demonstration of our leadership values.

        Through this process, judgment is applied in assessing the named executive officer's success relative to individual goals. Based on the results of this assessment, the annual cash incentive award for each named executive officer can be adjusted up to 50%, positively or negatively. Historically, such adjustments have ranged plus or minus 20%. All adjustment recommendations by our CEO are subject to review and approval by the C&BC.

        The Board also performs a similar assessment of our CEO after the conclusion of the fiscal year.

        2014 Annual Cash Incentive Plan. In determining annual cash incentives, the C&BC considered performance against three measures weighted as follows:

  •
  45%—Company-wide core revenue growth;

  •
  25%—Growth in diluted earnings per share before non-core gains and charges and operating income before non-core gains and charges; and

  •
  30%—Strategy goal as measured by targeted improvements in the completeness and accuracy of our content versus our competitors in twenty-one key markets globally; sales growth in important strategic areas of our business including DaaS or data as a service, Alliances and strategic global customers.

        The 70% weight allocated to financial goals (growth in revenue, earnings per share, and operating income) links to our objective to provide profitable revenue growth year-over-year. Our strategy goal, weighted 30%, is tied to our long-term objective of increasing the level of sustained revenue growth. This allocation balances our commitment to achieve strong financial results in 2014 with our commitment to deliver on our longer-term growth objectives.

        The range of incentive payout for each performance goal was 0% to 200% resulting in a potential annual cash incentive payment between 0% and 200% of the target incentive for each of our named executive officers. The performance measures for 2014, as well as the principles for assessing results, were approved by the C&BC on February 25, 2014.

        Actual cash incentive payments made to each of our participating named executive officers were subject to a discretionary adjustment based on an assessment of individual performance and leadership as described above.

        In 2014, the C&BC used the following results to determine the level of annual incentive payout for Company performance:

Company Goal	Weight	Incentive Target	Result	Assessment
Company Core Revenue Growth (1)	45%	0% to 3%	2%	Overall, core revenue growth was 2%, in line with guidance of 0% to 3% and within our incentive target range. North America core revenue growth was 1% versus 2013, Asia Pacific was up 6% and Europe and other international markets were up 1%. In addition, we achieved five consecutive quarters of revenue growth, with fourth quarter results, our seasonally largest quarter, up 4% over prior year.
				Based on these considerations, the C&BC assessed this result as 90%, consistent with our overall revenue growth and the corresponding result in the upper half of the incentive target range.
Diluted EPS Growth (Before Non-core Gains or Charges) / Total Operating Income (Before Non-core Gains or Charges) (2)	25%	EPS (5%) to (1%) Op Inc. (9%) to (5%)	EPS (2%) Op Inc. (9%)
				EPS results for the year of (2%) were near the upper end of guidance and our incentive target range. Operating income of (9%) was within guidance and our incentive target range, albeit at the lower end, directly due to planned strategic investments to drive long-term growth. We returned nearly $229 million of cash to shareholders in 2014, through dividends and share buybacks.

				Based on these considerations, the C&BC assessed these results as 100%, consistent with an assessment of both the quantitative results relative to the incentive target ranges as well as qualitative factors related to our investment strategy.

Company Goal	Weight	Incentive Target	Result	Assessment
Company Strategy Goal
• Provide Content Indispensable to our Customers' Growth • Revolutionize our Content Delivery in our Customers' Environment Where and When They Need It	30%	Specific improvement targets ranging from 10% growth to 70% growth over the baseline for the goal	Three out of five goals were met or exceeded, two were not fully met

After consideration of both quantitative and qualitative factors, the C&BC assessed achievements versus the Company Strategy Goal as 90%, noting, in particular, good progress toward execution of the overall strategy.

• Globalize, Grow and Get New Alliances
• Globalize and Grow within Strategic Customer Base
Total	100%	Preliminary Assessment		93%
		Final Assessment		90% (3)

(1)
For 2014, our core revenue and total reserve (in accordance with GAAP) increased 2% both before and after the effect of foreign exchange. See Schedule I to this proxy statement for a quantitative reconciliation of total revenue to core revenue and the effect of foreign exchange on core revenue growth. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of why we use core revenue growth before the effects of foreign exchange and why management believes this measure provides useful information to investors.

(2)
For 2014, our diluted EPS attributable to Dun & Bradstreet common shareholders before non-core gains and charges decreased 2% and our operating income before non-core gains and charges decreased 9%. On a GAAP basis for 2014, we reported an increase in diluted EPS attributable to Dun & Bradstreet common shareholders of 22% and a decrease in operating income of 4%. See Schedules II and III to this proxy statement for a quantitative reconciliation of: (i) reported diluted EPS attributable to Dun & Bradstreet common shareholders to diluted EPS attributable to Dun & Bradstreet common shareholders before non-core gains and charges; and (ii) reported operating income to operating income before non-core gains and charges. See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of why we use Diluted EPS before non-core gains and charges and operating income before non-core gains and charges and why management believes these measures provide useful information to investors.

(3)
Management recommended and the C&BC approved adjusting assessment from 93% to 90% to be consistent with the payout for Company financial performance for all other participants in the Company's annual cash incentive plan.

        During the year, management updated the C&BC at four separate meetings on its quantitative and qualitative assessment of Company performance, based on the outlook at the time, and the projected level of aggregate reward for that performance. The final assessment was reviewed and approved by the C&BC at its meeting in February 2015.

        The C&BC determined the final payout for 2014 Company performance to be 90% of the target annual cash incentive opportunity. That determination was based on:

  •
  The overall quantitative and qualitative assessment of Company performance as noted in the table; and

  •
  Other achievements in 2014 considered by the C&BC as noted above in the "Executive Summary" of this "Compensation Discussion & Analysis."

        As also noted earlier, the payout for Company performance is combined with any positive or negative discretionary adjustments, up to 50%, for individual performance and leadership to determine the final 2014 annual cash incentive payments to our named executive officers. In consideration of his leadership resulting in significant progress in the execution of the Company's strategy and for operational excellence across the global operating team, the C&BC increased Mr. Peirez's annual cash incentive award by a positive discretionary adjustment of 20%. In consideration of his leadership and progress in transforming our culture and building a cohesive and effective leadership team and for acting as a positive force for change in our organization, the C&BC increased Mr. Reid-Dodick's annual cash incentive award by a positive discretionary adjustment of 20%. The table below summarizes the final payouts to our named executive officers.

2014 Annual Cash Incentive

		Award for Company Performance
Executive Officer	Target	% of Target	Amount	Final Award (as reported in "Summary Compensation Table" in "Non-equity Incentive Plan Compensation" column)
Robert P. Carrigan	$1,105,000	90%	$994,500	$994,500
Richard H. Veldran	$468,000	90%	$421,200	$421,200
Joshua L. Peirez	$600,000	90%	$540,000	$648,000
John Reid-Dodick	$468,000	90%	$421,200	$505,440
Rishi Dave	$266,000	90%	$239,400	$239,400

Annual Long-term Equity Incentives

        While cash is tied to the achievement of short-term results, equity is directly linked to the creation of increased shareholder value over the long term. Over 50% of the target total compensation opportunity provided to our named executive officers as a group in 2014 was equity-based. This emphasis reflects our view that there should be a close alignment between executive officer rewards and shareholder value creation.

        Under our 2014 long-term incentive program, 100% of the total economic value of our named executive officer's annual equity-based compensation is performance-based: 50% is in the form of a target grant of leveraged restricted stock units (LRSUs) and the remaining 50% is a target grant of

3-year performance units. For 2014, our long-term equity incentives were tied to these measures and performance periods:

Grant	Measure(s)	Performance Period	Rationale for Vehicle
LRSUs	• Dun & Bradstreet stock price appreciation or depreciation	• One-third tied to 2014 • One-third tied to 2014-2015 • One-third tied to 2014-2016

•

Links executives' interests directly with the interests of our shareholders

•

Is less volatile and more retentive than stock options

•

Has a considerably stronger tie to performance than time-based restricted shares or units

Performance Units	• 50% tied to relative total shareholder return (TSR) • 50% tied to Dun & Bradstreet's revenue compound annual growth rate (CAGR)	• 2014-2016 (3 years)

•

Links executives' interests directly with the interests of our shareholders

•

Drives and rewards revenue growth, which we believe is key to growing shareholder value

•

Rewards executives for outperforming the market

        2014 Long-term Equity Incentives. In determining the amounts of equity-based compensation for each named executive officer, the C&BC considered a variety of factors including individual performance, leadership competencies, prior executive experience, the scope of responsibility and accountability within the organization as well as variable pay levels for comparable executive positions in the compensation comparison group. Major changes in the Company's leadership team and executive officers were announced in February 2014 and the C&BC approved the following grants of long-term equity within the context of total compensation:

Named Executive Officer	Economic Value of Grant ($)	Total Compensation Market Position	Reason for Level
Robert P. Carrigan	3,000,000	Below median	Newly hired President and CEO in October 2013
Richard H. Veldran	750,000	At median	In recognition of performance as Chief Financial Officer and as progression towards competitive total pay
Joshua L. Peirez	1,000,000	At median	In recognition of promotion to Chief Operating Officer in February 2014
John Reid-Dodick	750,000	Above median	Per new hire offer as Chief People Officer in February 2014 and commensurate with experience and skills
Rishi Dave	400,000	Above median	Per new hire offer as Chief Marketing Officer in February 2014 and commensurate with experience in digital marketing

        2014 Target LRSU Grant. As part of our annual long-term incentive program, we granted target LRSUs to our named executive officers on March 3, 2014 (shown below in the "Grants of Plan-Based Awards Table"). To determine the number of target LRUSs, the economic value of LRSU grant was divided by the Dun & Bradstreet stock price of $112.46 (i.e., the average fair market value of Dun & Bradstreet's stock price over the first 30 trading days of 2014). The target LRSU grants under our annual program were approved by the C&BC at its meeting on February 25, 2014.

        Each tranche of LRSUs vests 100% after the conclusion of the performance period and upon review and approval by the C&BC. The vesting schedule for the 2014 LRSU grant is as follows:

Grant Date	Tranche	Performance Period	Vesting Date	% of Tranche Vested
March 3, 2014	First one-third	1 year	March 3, 2015	100%
March 3, 2014	Second one-third	2 years	March 3, 2016	100%
March 3, 2014	Third one-third	3 years	March 3, 2017	100%

        Actual awards at the end of each vesting period are determined based on the following parameters:

Appreciation or Depreciation in D&B Stock Price	Award as a % of Target LRSU Grant
100%	200%
50%	150%
0%	100%
–25%	75%
–50%	50%
Below –50%	0%
Interpolation in between

        The table below summarizes the actual award for the first tranche of the 2014 LRSU grant:

2014 LRSU Award for First Tranche

							First Tranche Award (1/3rd)
	Total Economic Value of LRSUs	Total Target LRSUs	First Tranche Target LRSUs (1/3rd)	D&B Starting Stock Price	D&B Ending Stock Price	D&B Stock Price Appreciation or Depreciation	Number of Shares *	Award as % of First Tranche Target LRSUs
Robert P. Carrigan	$1,500,000	13,337	4,445	$112.46	$119.50	6.3%	4,725	106.3%
Richard H. Veldran	$375,000	3,334	1,111	$112.46	$119.50	6.3%	1,180	106.3%
Joshua L. Peirez	$500,000	4,445	1,481	$112.46	$119.50	6.3%	1,574	106.3%
John Reid-Dodick	$375,000	3,334	1,111	$112.46	$119.50	6.3%	1,180	106.3%
Rishi Dave	$200,000	1,778	592	$112.46	$119.50	6.3%	629	106.3%

*	These shares vested as of March 3, 2015 and will be reported in the Option Exercises and Stock Vested Table in our 2016 proxy statement. This year they continue to be reported in our Outstanding Equity Awards at Fiscal Year-end Table for 2014.

        2014 Target 3-Year Performance Unit Grant. In addition to the LRSU grant, the other component of our annual long-term incentive program was a 3-year performance unit grant (also shown below in the "Grants of Plan-Based Awards Table").

        The initial target grant of performance units will be adjusted up or down relative to results over the 3-year performance period. To determine the number of target performance units, the economic value of the target 3-year performance unit grant was divided by the Dun & Bradstreet stock price of $112.46 (i.e., the average fair market value of Dun & Bradstreet's stock price over the first 30 trading days of 2014). The grant date of the target 3-year performance units was March 3, 2014 (the same as the target LRSU grant).

        The target grant of performance units was split into two equal components. The first component is tied to Dun & Bradstreet's 3-year TSR performance relative to the S&P 500 companies. The second component is tied to Dun & Bradstreet's 3-year CAGR. At the end of the three year performance period (January 1, 2014 to December 31, 2016), the actual award in Dun & Bradstreet shares for the performance unit component can range from 0% to 200% of the target grant.

        The following performance parameters will be used to determine the award for the first component tied to TSR:

2014-2016 Performance Units
Total Shareholder Return (TSR) Parameters

D&B 3-year Relative TSR Percentile Ranking vs. S&P 500	Award as % of Target Grant
80th	200%
50th	100%
30th	50%
< 30th	0%
Interpolation in between

        The actual award for the second component, tied to Dun & Bradstreet's core revenue CAGR, will be determined based on the following performance parameters:

2014-2016 Performance Units
Core Revenue Compound Annual Growth Rate (CAGR) Parameters

D&B 3-year CAGR	Award as % of Target Grant
6.0%	200%
3.0%	100%
1.0%	25%
< 1.0%	0%
Interpolation in between

        The above performance parameters for the 3-year performance units were approved by the C&BC at its meeting on February 25, 2014.

        Each component of the performance unit grant will vest in two annual installments: 50% after the conclusion of the 3-year performance period and on the third anniversary of the grant date and the remaining 50% on the fourth anniversary of the grant date. Therefore, 50% of the 2014 performance unit award will vest on March 3, 2017 and the remaining 50% will vest on March 3, 2018.

        Award from Second Tranche of 2013 Target LRSU Grant. As part of our annual long-term incentive program in 2013, we granted target LRSUs to two of our named executive officers on March 1, 2013. As disclosed in our 2014 Proxy Statement in the "Compensation Discussion & Analysis" under "2013 Target LRSU Grant," the 2013 grant of target LRSUs operated similarly to the 2014 target LRSU grant as described above. The table below summarizes the actual award for the second tranche of the 2013 target LRSU grant:

						Second Tranche Award (1/3rd)
	Total Target LRSUs	Second Tranche Target LRSUs (1/3rd)	D&B Starting Stock Price	D&B Ending Stock Price	D&B Stock Price Appreciation or Depreciation	Number of Shares *	Award as % of Second Tranche Target LRSUs
Richard H. Veldran	3,247	1,082	$80.85	$119.50	47.8%	1,599	147.8%
Joshua L. Peirez	4,947	1,649	$80.85	$119.50	47.8%	2,437	147.8%

*	These shares vested as of March 1, 2015 and will be reported in the Option Exercises and Stock Vested Table in our 2016 proxy statement. This year they continue to be reported in our Outstanding Equity Awards at Fiscal Year-end Table for 2014.

        These awards were based on 2013-2014 performance and vested 100% after the conclusion of the performance period on March 1, 2015. The grant date of the performance-based target LRSU grant was March 1, 2013. Messrs. Carrigan, Reid-Dodick and Dave were hired later in 2013 or in 2014 and, therefore, did not receive a March 1, 2013 LRSU grant. The awards from the first tranche of the 2013 target LRSU grant are reflected in the Option Exercises and Stock Vested Table.

Special Long-term Equity Grants

        Attracting and retaining key executives is critical to the achievement of our business objectives. In recognition of that principle, the C&BC may periodically make special equity grants to executives it deems critical to the Company's current and future success. The specific features of such grants are tailored to each situation.

        Award from First Tranche of Special 2013 Target LRSU Grant. In consideration of his appointment as President and CEO of the Company in October 2013, Mr. Carrigan was awarded a grant of 9,678 LRSUs with an estimated economic value of $1,000,000. This special grant was tied to 1-, 2- and 3-year Dun & Bradstreet stock price appreciation or depreciation. The grant date was October 7, 2013, Mr. Carrigan's date of hire.

        Like the grant of LRSUs under our annual equity program described above, Mr. Carrigan's target grant of 9,678 LRSUs was split into three equivalent tranches of 3,226 target LRSUs each. These LRSUs operate in the same way as our annual LRSUs as described above. The table below summarizes the actual award for the first tranche of Mr. Carrigan's special 2013 target LRSU grant:

						First Tranche Award (1/3rd)
	Total Target LRSUs	First Tranche Target LRSUs (1/3rd)	D&B Starting Stock Price	D&B Ending Stock Price	D&B Stock Price Appreciation or Depreciation	Number of Shares	Award as % of First Tranche Target LRSUs
Robert P. Carrigan	9,678	3,226	$107.40	$119.62	11.4%	3,593	111.4%

        The award from this tranche of the 2013 target LRSU grant is reflected in the Option Exercises and Stock Vested Table.

        Special 2014 Equity Grants. In consideration of his promotion to Chief Operating Officer on February 3, 2014, the C&BC approved a special equity grant for Mr. Peirez of 8,891 restricted stock units, or RSUs, with an estimated economic value of $1,000,000. This special grant was effective March 3, 2014 and vests 50% on the third anniversary of the grant, 25% on the fourth anniversary of the grant and 25% on the fifth anniversary of the grant.

        As part of his hire-on package to join the Company, the C&BC approved a special equity grant for Mr. Reid-Dodick of 2,377 RSUs with an estimated economic value of $250,000. The number of RSUs was based on the fair market value of Dun & Bradstreet common stock of $105.15 on February 4, 2014, Mr. Reid-Dodick's date of hire. This special grant was effective March 3, 2014 and vests 20% on the first anniversary of the grant, 30% on the second anniversary of the grant and 50% on the third anniversary of the grant.

        As part of his hire-on package to join the Company, the C&BC approved a special equity grant for Mr. Dave of 2,545 RSUs with an estimated economic value of $250,000. The number of RSUs was based on the fair market value of Dun & Bradstreet common stock of $98.21 on February 24, 2014, Mr. Dave's date of hire. This special grant was effective March 3, 2014 and vests 20% on the first anniversary of the grant, 30% on the second anniversary of the grant and 50% on the third anniversary of the grant.

Stock Ownership Guidelines

        Under the Company's stock ownership guidelines, our named executive officers and all other executive officers of the Company are expected over time to achieve a minimum specified level of ownership in our common stock. These guidelines reinforce the objectives of our executive compensation program to:

  •
  Align senior executives' individual financial interests with those of shareholders; and

  •
  Encourage senior executives to focus on long-term value creation.

        The levels of stock ownership are a multiple of the executive officer's salary. For our President and CEO, the minimum level of stock ownership is six times salary. For our other named executive officers, the minimum level of stock ownership is four times salary. These multiples, which are above the general market median, demonstrate our senior executives' commitment to Dun & Bradstreet and their personal financial stake in the Company.

        Shares counted toward satisfaction of the ownership guidelines include all stock owned outright, restricted stock units, one-half of target performance-based restricted stock units (both LRSUs and performance units), units in the Dun & Bradstreet Common Stock Fund of our 401(k) Plan, and one-half of the shares underlying vested stock options. There is no timeframe for achieving the ownership guidelines. However, all executives covered by these guidelines are expected to retain 100% of the net shares resulting from equity-based compensation awards and shares otherwise acquired by them outright until the guidelines are achieved. Once the guidelines are met, covered executives must retain a sufficient number of shares to comply with the guidelines until termination of their service with the Company. Only shares in excess of the guidelines may be traded within designated open window periods in accordance with the Company's Inside Information and Securities Trading Policy.

        Each year, the C&BC reviews each of our named executive officer's status and progress towards achieving the guidelines. All of our named executive officers have either met their ownership target, or are in compliance with our 100% retention policy. The stock ownership of each of our named executive officers as of December 31, 2014 is noted below.

Name	Guideline as Multiple of Salary	Actual Ownership as Multiple of Salary
Robert P. Carrigan*	6	2.7
Richard H. Veldran	4	5.6
Joshua L. Peirez	4	6.4
John Reid-Dodick*	4	1.3
Rishi Dave*	4	1.4

*	The actual ownership levels for Messrs. Carrigan, Reid-Dodick and Dave reflect the fact that they were hired on October 7, 2013, February 4, 2014 and February 24, 2014, respectively.

Nonqualified Deferred Compensation

        Our Key Employees' Nonqualified Deferred Compensation Plan provides our named executive officers and eligible key employees with an opportunity to defer receipt of current income into the future and/or to accumulate capital on a tax-deferred basis for a planned future event. This voluntary plan also provides our named executive officers with an effective tax planning vehicle. We offer this plan to provide a competitive and comprehensive total compensation package that is designed to attract and retain key executives. Under this plan, participants may voluntarily defer the payment of both salary and annual cash incentives. In 2014, no named executive officers made deferred payments into the plan. A further description of the plan is set forth below under the Nonqualified Deferred Compensation Table.

Nonqualified Retirement Benefits

        Messrs. Peirez and Veldran participate in our nonqualified Executive Retirement Plan, or ERP. The plan was originally designed to provide retirement income and disability benefits necessary to attract and retain the executives of the Company, including, in particular, those executives who join the Company in the middle of their career. Effective April 4, 2011, the ERP was closed to new participants.

        Additional details on the nonqualified retirement plans can be found in the applicable section following the Pension Benefits Table.

Change in Control Benefits

        We believe that change in control benefits help protect shareholder interests in the event of a change in control. These benefits enable our named executive officers to make decisions in the interest of our shareholders without concern over the impact on them personally. In addition, our change in control benefits provide an incentive for our named executive officers to continue their employment with Dun & Bradstreet during the change in control event.

        Equity granted on or after after January 1, 2013 and all cash benefits are only "triggered" (i.e., vested or payable on an accelerated basis) if the named executive officer is terminated without cause or resigns for good reason in connection with a change in control and within the specified period. Equity granted on or after January 1, 2013 is subject to this "double trigger" and will not become vested or payable unless the executive's employment is terminated without cause or the executive resigns for good reason, within the twenty-four month period following a change in control event (including certain pre-change in control terminations that are directly related to a change in control). All cash benefits (including severance) under the revised Change in Control Plan are also subject to a "double trigger." Effective January 1, 2014, all of our named executive officers participate in the Company's revised Change in Control Plan.

        For equity granted prior to January 1, 2013, upon a change in control, unvested options become immediately vested and exercisable and restrictions on RSUs immediately lapse.

        A detailed description of our change in control benefits is set forth in the "Overview of Change in Control, Severance and Other Arrangements" section of this proxy statement.

Severance Benefits

        We also provide our named executive officers with severance benefits if their employment is terminated as a result of a reduction in force, job elimination, unsatisfactory job performance (not constituting cause) or a mutually agreed-upon resignation, in each case not related to a change in control of Dun & Bradstreet. Severance benefits are provided through our Career Transition Plan, in which all of our named executive officers participate. Severance benefits under this plan are available to all employees of the Company. We believe that severance benefits enable our compensation program to remain competitive with the market for executive talent and allow for orderly transitions without individual negotiations.

        A detailed description of our severance plan is set forth in the "Overview of Change in Control, Severance and Other Arrangements" section of this proxy statement.

External Benchmarking

        Market data provide a reference and framework for decisions about the base salary, target annual cash incentives, and the appropriate level of long-term incentives to be provided to each of our named executive officers. However, due to year-over-year variability and the inexact science of matching and pricing executive jobs, we believe market data should not be used as the sole criterion in determining a specific pay level. Therefore, in setting the target pay for our named executive officers, the C&BC reviews market data along with other factors, including: the scope of responsibility and accountability within the organization, prior experience, marketability, leadership competencies and individual performance.

        Market data also help ensure our other executive compensation program components are competitive with market practice and trends. Therefore, we review the design of our annual cash incentive opportunity and long-term incentive program, the prevalence of executive benefits and perquisites, our stock ownership guidelines and severance and change in control benefits against both our compensation comparison group as well as general industry.

        Compensation Comparison Group. Our compensation comparison group includes 24 companies in financial services, business information and technology services. In consultation with Meridian, our independent compensation consultant, the C&BC selected these companies for the compensation comparison group because they:

  •
  are within our general "industry";

  •
  are broadly within our size range, using revenue (up to approximately three times Dun & Bradstreet) and market capitalization (up to approximately four times Dun & Bradstreet) as parameters;

  •
  have executive positions comparable to ours, requiring a similar set of leadership skills and experience; and

  •
  are representative of those with whom we compete for business and/or executive talent.

        In addition to the above, companies were included in the compensation comparison group only if executive pay data were available either through Equilar's Executive Compensation Survey proprietary database or through publicly available proxy information.

        During 2014, we deleted four companies from and added four companies to our compensation comparison group, resulting in a peer group more characteristic of Dun & Bradstreet's size and market for executive talent:

Action	Company	Ticker	Sector / Industry	Revenue Size	Reason
Deleted	CA Technologies, Inc.	CA	Technology / Business Software & Services	$4.5B	Size and industry (software and security solutions)
Deleted	Northern Trust Corporation	NTRS	Financial / Asset Management	$4.2B	Size and industry (largely asset management, fiduciary and banking services)
Deleted	Unisys Corporation	UIS	Technology / Information Technology Services	$3.5B	Size and industry (mainly known for server/hardware technology)
Deleted	TD Ameritrade Holding Corporation	AMTD	Financial / Investment Brokerage—National	$3.1B	Industry (securities brokerage services)
Added	Factset Research Systems, Inc.	FDS	Technology / Information & Delivery Services	$920M
Size and industry: Provides integrated financial information and analytical applications to global customers in the United States, Europe and the Asia Pacific. Also, Forbes Top 100 Companies to Work For.
Added	Morningstar, Inc.	MORN	Technology / Information & Delivery Services	$774M	Size and industry: Provides independent investment research and ratings to customers in North America, Europe, Australia and Asia.
Added	The Ultimate Software Group, Inc.	ULTI	Technology / Internet Software & Services	$482M	Size and industry: Provides cloud-based systems solutions primarily to enterprise companies. Also, Forbes Top 100 Companies to Work For.
Added	Corelogic, Inc.	CLGX	Technology / Processing Systems & Products	$1.3B	Size and industry: Provides financial and consumer information, analytics and services in the United States, Australia and New Zealand.

        These changes placed Dun & Bradstreet near the median of the peer group in terms of revenue size (45th percentile) and market capitalization (49th percentile). Therefore, our compensation comparison group was comprised of the following companies:

Acxiom Corporation	ICF International, Inc.
Alliance Data Systems Corporation	IHS, Inc.
Broadridge Financial Solutions, Inc.	IMS Health, Inc.
Convergys Corporation	The McGraw-Hill Financial, Inc.
Corelogic, Inc.	Moneygram International, Inc.
Deluxe Corporation	Moody's Corporation
DST Systems, Inc.	Morningstar, Inc.
Equifax, Inc.	Navigant Consulting, Inc.
Factset Research Systems, Inc.	Paychex, Inc.
Fair Isaac Corporation	Total System Services, Inc.
Fiserv, Inc.	The Ultimate Software Group, Inc.
Global Payments, Inc.	Verisk Analytics, Inc.

          Companies in bold are new to our peer group in 2014.

        Our current and prior named executive officers were recruited from companies like those in our peer group. We continue to attract executive officer talent from comparable roles at companies whose businesses are represented by our compensation comparison group. Based on these size parameters as well as the qualitative criteria cited above, the C&BC views the compensation comparison group as an appropriate group for benchmarking purposes.

        Each year, our pay positioning and performance versus our compensation comparison group is reviewed by the C&BC. As noted in the "Corporate Governance" section of this proxy statement, the C&BC retained the services of Meridian to perform this review.

        In 2014, the C&BC analyzed:

  •
  Base salaries;

  •
  Target and actual annual cash incentives;

  •
  Target and actual annual total cash (i.e., base salaries plus target and actual annual cash incentives);

  •
  Long-term incentives (grant date and actual values); and

  •
  Target and actual total direct compensation (i.e., target and actual annual total cash plus grant date values of long-term incentives).

        We strongly believe that there should be a link between a company's performance and its pay levels. Therefore, the analyses included the relationship between executive officer compensation and Company performance over several years.

Executive Compensation Recoupment Policy

        In October 2012, the C&BC approved the Dun & Bradstreet Incentive Compensation Recoupment Policy, or ICRP. The ICRP became effective January 1, 2013. Our ICRP covers former, current and future members of the Company's executive team and any other Section 16 officers. All of our named executive officers are covered by the ICRP. The ICRP applies to all cash and equity incentive compensation awarded or still outstanding on or after January 1, 2013.

        Under the ICRP, the C&BC may, in its sole discretion and to the extent permitted by applicable law, direct the Company to recover the excess amount of any cash or equity incentive compensation granted, awarded, vested or paid to a covered executive where:

  •
  The grant, award, vesting or payment of the incentive compensation was based, in whole or part, on the achievement of certain financial results that were subsequently the subject of a restatement of the Company's financial statements due to material noncompliance with any financial reporting requirements under the securities laws; and

  •
  The incentive compensation that would have been granted, awarded, vested or paid based upon the financial results as restated is lower than that actually granted, awarded, vested or paid.

        The C&BC, in its discretion, determines the value of the excess amount to be recovered or reduced. The C&BC may forego requiring recoupment of incentive compensation that was unconditionally received by a covered executive more than three years before the date on which the Company is required to prepare an accounting restatement.

        Recoupment of excess payments can be made either or in combination by:

  •
  Seeking repayment directly from the covered executive, including the assets of the covered executive;

  •
  Reducing the amount that is otherwise payable to the covered executive under any compensatory plan, program, or arrangement maintained by Dun & Bradstreet, including the canceling of outstanding equity awards; and/or

  •
  Withholding future compensation that otherwise would be provided, in accordance with Dun & Bradstreet's usually applicable compensation programs and practices.

Employment Agreements

        None of our named executive officers has an employment agreement with the Company.

Tax Impact and Deductibility

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain officers unless certain specific and detailed criteria are satisfied. The C&BC considers the anticipated tax treatment to Dun & Bradstreet and our named executive officers in its review and establishment of compensation programs and payments. The annual cash incentive program and the long-term equity incentives (RSUs, LRSUs and 3-year performance unit grants) as described above are intended to comply with the performance-based compensation exemption available under Section 162(m) in order to enhance the likelihood that these amounts will be fully deductible. Compensation resulting from the exercise of outstanding stock options is also intended to be deductible, without regard to Section 162(m). However, notwithstanding the C&BC's efforts, no assurance can be given that compensation will be fully deductible under Section 162(m). The C&BC has determined, and in the future may determine, to award compensation that is not deductible under Section 162(m).

        With respect to our annual cash incentive program, our named executive officers were designated by the C&BC as participants in our Covered Employee Incentive Plan, or CEIP, which is a shareholder approved plan. On February 25, 2014, the C&BC established a maximum annual cash incentive opportunity of eight-tenths of one percent of our 2014 earnings before taxes for our President and CEO and five-tenths of one percent of our 2014 earnings before taxes for our other named executive officers. Consistent with prior years, the C&BC selected earnings before taxes as the appropriate measure in setting the maximum incentive opportunity since it considers profitable revenue growth over time as a key driver in creating value for our shareholders. The percentages selected for our President and CEO and for our other named executive officers were deemed, based on historical results, to generate reasonable levels of maximum incentive opportunity given the nature and scope of our executive positions. Actual annual cash incentive payouts to our President and CEO and our other named executive officers were less than these maximums as described below. In 2014, our earnings before taxes were $348.6 million. Therefore, the maximum annual cash incentive opportunity for our President and CEO was $2,788,800 and for our other named executive officers the maximum was $1,743,000 per participant. The amounts determined by this formula represent the maximum value of the cash incentive that could have been paid to our named executive officers in 2014.

        The established maximum incentive opportunity payments under the CEIP are intended to comply with the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code and to enhance the likelihood that any cash amount paid to our participating named executive officers under the CEIP will be fully deductible. Accordingly, the maximum incentive opportunity is conditioned upon performance requirements intended to comply with Section 162(m). However, no assurance can be given that payments under the CEIP will be fully deductible under Section 162(m).

REPORT OF THE COMPENSATION & BENEFITS COMMITTEE

        The C&BC has reviewed and discussed with management of Dun & Bradstreet the CD&A section of this proxy statement. Based on our review and discussions, we recommended to the Board, and the Board has approved, that the CD&A be included in this proxy statement for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Compensation & Benefits Committee

Paul R. Garcia, Chairman
Christopher J. Coughlin
Sandra E. Peterson
Judith A. Reinsdorf

February 24, 2015

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation earned by or paid to our President and CEO, our Chief Financial Officer and each of our other three most highly compensated executive officers, of the Company and our subsidiaries with respect to the fiscal year ended December 31, 2014. All of these individuals are collectively referred to as our named executive officers.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)(4)	Option Awards ($) (5)	Non-equity Incentive Plan Compensation ($) (1)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (7)	All Other Compensation ($) (8)(9)(10)	Total ($)
Robert P. Carrigan	2014	850,000	0	2,345,063	0	994,500	0	9,100	4,198,663
President and Chief Executive	2013	199,946	0	1,052,430	0	241,995	0	14,430	1,508,801
Officer ("Principal Executive Officer")
Richard H. Veldran	2014	520,000	0	586,201	0	421,200	908,738	25,133	2,461,272
Chief Financial Officer	2013	415,000	0	539,869	0	242,360	0	25,904	1,223,133
("Principal Financial Officer")	2012	380,000	0	737,500	175,996	133,950	753,938	28,185	2,209,569
Joshua L. Peirez	2014	600,000	0	1,657,036	0	648,000	677,318	29,387	3,611,741
Chief Operating Officer	2013	450,000	0	822,735	0	335,070	129,583	30,081	1,767,469
	2012	450,000	0	400,000	320,403	179,775	388,035	40,994	1,779,207
John Reid-Dodick (11)	2014	476,667	0	820,241	0	505,440	0	9,345	1,811,693
Chief People Officer
Rishi Dave (12)	2014	324,583	300,000	563,199	0	239,400	0	308,745	1,735,927
Chief Marketing Officer

(1)
The amounts shown have not been reduced by any deferrals that our named executive officers may have made under qualified or nonqualified deferred compensation plans offered by Dun & Bradstreet.

(2)
Mr. Dave received a sign-on bonus when hired on February 24, 2014.

(3)
The equity awards are described in the CD&A and are included in the table below named "Grants of Plan-Based Awards Table" in fiscal year 2014. The value shown represents the aggregate grant date fair value of each year's awards, as calculated in accordance with GAAP based on the probable outcomes of the performance conditions judged at the time of grant, without regard to our forfeiture assumptions. If the maximum performance were attained, the grant date fair value of the awards would be as follows: Mr. Carrigan = $3,001,692, Mr. Veldran = $750,334, Mr. Peirez = $1,875,912, Mr. Reid-Dodick = $984,373, and Mr. Dave = $650,730. In determining these amounts for maximum performance, only the grant date fair value for the Revenue CAGR component of the 3-year performance units is subject to increase (in this case doubling). The grant date fair values of the other equity grants are fixed regardless of future performance. For more information on how we value stock-based awards (including assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ending December 31, 2014. These assumptions may or may not be fulfilled. The amounts shown cannot be considered predictions of future value.

(4)
For Messrs. Peirez, Reid-Dodick and Dave, the stock award value shown also includes the grant date fair values of special awards as calculated in accordance with GAAP, without regard to our forfeiture assumptions. The value for RSUs granted on March 3, 2014 to Mr. Peirez is $875,408, to Mr. Reid-Dodick is $234,039 and to Mr. Dave is $250,581. For more information on how we value stock-based awards (including assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ending December 31, 2014.

(5)
No stock options were granted in 2014.

(6)
The amounts shown represent non-equity incentive plan payments received by our named executive officers pursuant to our CEIP during the applicable year. For 2014, these cash awards were earned in the 2014 performance year and paid on March 13, 2015.

(7)
Amounts represent the aggregate change in the actuarial value of our named executive officers' qualified and nonqualified defined benefit plans accrued during the applicable year. These plans include the Dun & Bradstreet Retirement Account Plan, the Pension Benefit Equalization Plan, and the Executive Retirement Plan. Messrs. Carrigan, Reid-Dodick and Dave are not eligible to participate since they joined the Company after all the plans were closed to new participants. No executive received above market or preferential earnings on nonqualified deferred compensation plan benefits.

(8)
The amounts shown include our aggregate annual contributions for the account of each named executive officer under our tax qualified defined contribution plan, the Dun & Bradstreet 401(k) Plan.

(9)
The terms of the RSUs granted to our named executive officers provide for the accrual of dividend equivalents based on the same rate established from time to time for our common stock, settled in shares at the time of settlement of the corresponding RSUs. Amounts shown include the value of all dividend equivalent units credited in 2014. Dividend equivalents are not accrued for LRSUs and performance unit grants made under the long-term incentive program discussed in our CD&A.

(10)
Our named executive officers do not receive any perquisites and participate in the same broad-based benefits programs offered by the Company on the same basis as other full-time employees.

(11)
The 2014 salary for Mr. Reid-Dodick represents the amount earned from his date of employment on February 4, 2014.

(12)
The 2014 salary for Mr. Dave represents the amount earned from his date of employment on February 24, 2014. Included in the All Other Compensation is $186,278 related to relocation costs and $106,428 in tax assistance for relocation costs.

GRANTS OF PLAN-BASED AWARDS TABLE

        The following table sets forth a summary of all grants of plan-based awards made to our named executive officers during the fiscal year ended December 31, 2014:

					Estimated Future Possible Payouts Under Equity Incentive Plan Awards (3)
			Estimated Future Possible Payouts Under Non-equity Incentive Plan Awards (2)
							All Other Stock Awards: Number of Shares of Stock or Units (#) (4)
								Grant Date Fair Value of Stock and Option Awards $ (5)(6)
Name	Grant Date (1)	Committee Approval Date (1)	Target ($)	Maximum ($)	Target (#)	Maximum (#)
Robert P. Carrigan	03/03/2014	2/25/2014	1,105,000	2,210,000	13,337	26,674		1,211,546	(7)
	03/03/2014	2/25/2014			6,669	13,338		656,630	(8)
	03/03/2014	2/25/2014			6,669	13,338		476,887	(9)
Richard H. Veldran	03/03/2014	2/25/2014	468,000	936,000	3,334	6,668		302,865	(7)
	03/03/2014	2/25/2014			1,667	3,334		164,133	(8)
	03/03/2014	2/25/2014			1,667	3,334		119,204	(9)
Joshua L. Peirez	03/03/2014	2/25/2014	600,000	1,200,000	4,445	8,890		403,789	(7)
	03/03/2014	2/25/2014			2,223	4,446		218,877	(8)
	03/03/2014	2/25/2014			2,223	4,446		158,962	(9)
	03/03/2014	2/25/2014					8,891	875,408
John Reid-Dodick	03/03/2014	2/25/2014	468,000	936,000	3,334	6,668		302,865	(7)
	03/03/2014	2/25/2014			1,667	3,334		164,133	(8)
	03/03/2014	2/25/2014			1,667	3,334		119,204	(9)
	03/03/2014	1/26/2014					2,377	234,039
Rishi Dave	03/03/2014	2/25/2014	266,000	532,000	1,778	3,556		161,517	(7)
	03/03/2014	2/25/2014			889	1,778		87,531	(8)
	03/03/2014	2/25/2014			889	1,778		63,570	(9)
	03/03/2014	1/16/2014					2,545	250,581

(1)
The annual grant process for our long-term incentive program is discussed in our CD&A.

(2)
The amounts shown represent the target and maximum non-equity incentive opportunities for each of our named executive officers under our CEIP. A detailed description of this plan is set forth in our CD&A.

(3)
As described in our CD&A, on March 3, 2014, our named executive officers received LRSUs and performance units as part of our long-term incentive program. The 2014 target units will be adjusted at the end of each performance period based on the performance relative to each parameter. The actual number of units earned for the first tranche of the annual LRSU grant is noted in our CD&A.

  If the employment with Dun & Bradstreet of any of our named executive officers terminates for any reason prior to the first anniversary of the grant date or for any reason (other than death, disability or retirement) on or after the first anniversary of the grant date, the named executive officer forfeits all rights to and interests in the unvested LRSUs and/or performance units. If the named executive officer's employment with Dun & Bradstreet terminates on or after the first anniversary of the grant date due to death or disability, any unvested LRSUs and/or performance units will vest at target. If the named executive officer's employment with Dun & Bradstreet terminates on or after the first anniversary of the grant date due to retirement, a pro rata portion of the actual number of LRSUs and/or performance units will vest as of the retirement date based on attainment of the performance parameters corresponding to each performance period. Refer to "Potential Post-Employment Compensation Table" section for details on treatment of equity in the event of a change in control.

(4)
The RSUs granted to Mr. Peirez (March 3, 2014) were related to his promotion to Chief Operating Officer. This grant will vest 50% on the third anniversary of the date of grant, 25% on the fourth anniversary of the date of grant and 25% on the fifth anniversary of the date of grant. The RSUs granted to Mr. Reid-Dodick and Mr. Dave (March 3, 2014) were related to their joining the Company. These grants will vest 20% on the first anniversary of the date of grant, 30% on the second anniversary of the date of grant and 50% on the third anniversary of the date of grant.

  If the employment of any of our named executive officer's with Dun & Bradstreet terminates for any reason prior to the first anniversary of the grant date or for any reason (other than death, disability or retirement) on or after the first anniversary of the grant date, the named executive officer forfeits all rights to and interests in the unvested RSUs. If any of our named executive officers is terminated due to retirement, death or disability on or after the first anniversary of the grant date, any unvested RSUs become fully vested as of the termination date. Refer to "Potential Post-Employment Compensation Table" section for details on treatment of equity in the event of a change in control.

(5)
No stock options were granted in 2014.

(6)
Amounts shown represent the grant date fair value, as calculated in accordance with GAAP, without regard to our forfeiture assumptions. For the grants that are subject to the satisfaction of a relative market condition, described in footnote 9 below, the grant date fair value of these awards reflects the probability that the market condition may be met as calculated by an independent third-party consulting organization. For the awards that are subject to internal performance-based measures, described in footnote 8 below, the amounts shown reflect estimates of the probable outcomes of the performance conditions judged as of the time of grant. The RSU grants described in footnote 4 are subject to service-based vesting.

  For more information on how we value stock-based awards (including assumptions made in such valuation), refer to "Note 11. Employee Stock Plans" in the "Notes to Consolidated Financial Statements" in our Annual Report on Form 10-K for the fiscal year ending December 31, 2014. These assumptions may or may not be fulfilled. The amounts shown cannot be considered predictions of future value.

(7)
The market condition for the LRSU grant, which is Dun & Bradstreet common stock price appreciation or depreciation over the applicable performance period, is described in the CD&A. The grant date fair value of this award will not change based on actual results.

(8)
The internal performance-based criteria tied to the Revenue CAGR component of the 3-year performance units is described in the CD&A. If the maximum performance were obtained for this award, the grant date fair value would be equal to two times the amount shown.

(9)
The relative market condition for the TSR component of the 3-year performance units is described in the CD&A. The grant date fair value of this award will not change based on actual results.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

        The following table sets forth a summary of all outstanding equity awards held by each of our named executive officers as of December 31, 2014:

		Option Awards				Stock Awards
Name	Grant Date	Equity- Incentive Plan Awards Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Equity- Incentive Plan Awards Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity- Incentive Plan Awards Option Exercise Price ($)	Equity- Incentive Plan Awards Option Expiration Date	Equity- Incentive Plan Awards Number of Shares or Units of Stock That Have Not Vested (#) (2)(3)		Equity- Incentive Plan Awards Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity- Incentive Plan Awards Number of Unearned Shares or Units of Stock That Have Not Vested (#) (3)	Equity- Incentive Plan Awards Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
Robert P. Carrigan	10/07/2013								6,452
	03/03/2014					4,725	(4)		8,892
	03/03/2014								6,669
	03/03/2014								6,669
								571,536		3,469,375
Richard H. Veldran	02/11/2010	1,900	0	70.54	02/11/2020
	03/01/2011	5,925	1,975	80.45	03/01/2021
	03/01/2012	5,850	5,850	82.80	03/01/2022
	03/01/2012					6,250
	03/01/2012					887
	03/01/2013					1,023
	03/01/2013					1,599	(5)		1,083
	03/01/2013								1,623
	03/01/2013								1,623
	03/03/2014					1,180	(4)		2,223
	03/03/2014								1,667
	03/03/2014								1,667
								1,323,181		1,195,811
Joshua L. Peirez	09/13/2010	4,100	0	68.78	09/13/2020
	03/01/2011	4,250	4,250	80.45	03/01/2021
	03/01/2012	5,325	10,650	82.80	03/01/2022
	03/01/2012					1,900
	03/01/2013					1,860
	03/03/2014					8,891
	03/01/2013					2,437	(5)		1,649
	03/01/2013								2,474
	03/01/2013								2,474
	03/03/2014					1,574	(4)		2,964
	03/03/2014								2,223
	03/03/2014								2,223
								2,015,436		1,694,287
John Reid-Dodick	03/03/2014					2,377
	03/03/2014					1,180	(4)		2,223
	03/03/2014								1,667
	03/03/2014								1,667
								430,255		672,175
Rishi Dave	03/03/2014					2,545
	03/03/2014					629	(4)		1,186
	03/03/2014								889
	03/03/2014								889
								383,927		358,525

(1)
Stock options granted to our named executive officers become exercisable in four equal annual installments commencing on the first anniversary of the date of grant. If employment terminates for any reason other than death, disability or retirement, any exercisable option may only be exercised during the 90-day period following the date of termination. If employment is terminated for death or disability on or after the first anniversary of the date of grant, the option will immediately vest in full and may thereafter be exercised during the lesser of five years following the date of termination or the original expiration date. If our named executive officer retires on or after the first anniversary of the date of grant, unvested stock options will continue to vest and unexercised vested options may be exercised during the lesser of the remaining term of the options or five years after the date of termination. Refer to "Potential Post-Employment Compensation Table" section for details on treatment of equity in the event of a change in control.

(2)
Grants of RSUs generally vest 20% on the first anniversary of the grant date, 30% on the second anniversary of the grant date, and the remaining 50% on the third anniversary of the grant date. The grants to Messrs. Veldran (March 1, 2012, grant of 6,250 RSUs) and Peirez (March 3, 2014, grant of 8,891 RSUs) vest 50% on the third anniversary of the date of grant, 25% on the fourth anniversary of the date of grant and 25% on the fifth anniversary of the date of grant.

  If any of our named executive officer's employment with Dun & Bradstreet terminates for any reason prior to the first anniversary of the grant date or for any reason (other than death, disability or retirement) on or after the first anniversary of the grant date, the named executive officer forfeits all rights to and interests in the unvested RSUs. If any of our named executive officers is terminated due to retirement, death or disability on or after the first anniversary of the grant date, any unvested RSUs become fully vested as of the termination date.

  Refer to "Potential Post-Employment Compensation Table" section for details on treatment of equity in the event of a change in control.

(3)
Grants of LRSUs and performance units made to our named executive officers as part of our annual equity plan (March 1, 2013 and March 3, 2014) are described in our CD&A. The target units will be adjusted at the end of each performance period based on the performance relative to each measure. The LRSUs vest over three years from the grant date. Performance units vest 50% on the third anniversary of the grant date after the end of the 3-year performance period and 50% on the fourth anniversary of the grant date.

  For our LRSUs and performance units, if any of our named executive officer's employment with Dun & Bradstreet terminates for any reason prior to the first anniversary of the grant date or for any reason (other than death, disability or retirement) on or after the first anniversary of the grant date, the named executive officer forfeits all rights to and interests in the unvested LRSUs and/or performance units. If the named executive officer's employment with Dun & Bradstreet terminates on or after the first anniversary of the grant date due to death or disability, any unvested LRSUs and/or performance units shall become vested at target. If the named executive officer's employment with Dun & Bradstreet terminates on or after the first anniversary of the grant date due to retirement, a pro rata portion of the actual number of LRSUs and/or performance units vest as of the retirement date based on attainment of the performance parameters corresponding to each performance period.

  Refer to "Potential Post-Employment Compensation Table" section for details on treatment of equity in the event of a change in control.

(4)
As noted in the CD&A, the performance period for the first tranche of the 2014 LRSU grant was completed December 31, 2014. The earned award was 106.3% of the target LRSUs and vested on the first anniversary of grant date, which was March 3, 2015.

(5)
As noted in the CD&A, the performance period for the second tranche of the 2013 LRSU grant was completed December 31, 2014. The earned award was 147.8% of the target LRSUs and vested on the second anniversary of the grant date, which was March 1, 2015.

OPTION EXERCISES AND STOCK VESTED TABLE

        The following table sets forth the number of shares acquired and the value realized by our named executive officers upon the exercise of stock options and the vesting of RSU and LRSU awards during the fiscal year ended December 31, 2014:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)(2)	Value Realized on Vesting ($) (1)(2)
Robert P. Carrigan	0	0.00	3,593	454,389
Richard H. Veldran	0	0.00	3,358	332,751
Joshua L. Peirez	0	0.00	6,181	612,488

(1)
The terms of the RSUs granted to our named executive officers provide for the accrual of dividend equivalents based on the same rate established from time to time for our common stock, settled in shares at the time the restrictions lapse on the corresponding RSUs. Amounts shown include the accrued dividend equivalents on RSU grants.

(2)
The first tranche of the target LRSU grants made to Messrs. Veldran and Peirez as part of the 2013 annual long-term incentive program were adjusted to reflect a 39% appreciation of Dun & Bradstreet stock for the first performance period. The first tranche of the target LRSU grant made to Mr. Carrigan on his date of hire was adjusted to reflect an 11.4% appreciation of Dun & Bradstreet stock for the first performance period. The actual awards, based on the performance adjustments, are in Dun & Bradstreet stock. Amounts shown include the total earned shares at the time the restrictions lapsed.

PENSION BENEFITS TABLE

        The following table sets forth a summary of the benefits accrued for each named executive officer under our defined benefit pension plans as of December 31, 2014:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Robert P. Carrigan	Executive Retirement Plan*	0.0	0	0
	Pension Benefit Equalization Plan*	0.0	0	0
	Retirement Account*	0.0	0	0
Richard H. Veldran	Executive Retirement Plan	10.0	3,104,994	0
	Pension Benefit Equalization Plan	2.8	21,846	0
	Retirement Account	2.8	49,713	0
Joshua L. Peirez	Executive Retirement Plan	4.3	1,444,821	0
	Pension Benefit Equalization Plan*	0.0	0	0
	Retirement Account*	0.0	0	0
John Reid-Dodick	Executive Retirement Plan*	0.0	0	0
	Pension Benefit Equalization Plan*	0.0	0	0
	Retirement Account*	0.0	0	0
Rishi Dave	Executive Retirement Plan*	0.0	0	0
	Pension Benefit Equalization Plan*	0.0	0	0
	Retirement Account*	0.0	0	0

*
Not eligible to participate in the plan since the plan was frozen prior to employment with the Company.

        Our pension plans for executives are as follows:

  •
  A nonqualified benefit plan, referred to as the Executive Retirement Plan (ERP)—only two named executive officers are eligible for this legacy plan;

  •
  A nonqualified excess benefit plan, referred to as the Pension Benefit Equalization Plan (PBEP)—only one named executive officer is eligible for this legacy plan; and

  •
  A tax qualified cash balance pension plan, referred to as the Retirement Account—only one named executive officer is eligible for this plan.

        All of the above plans were either frozen or closed to new participants as described below in the summary for each plan.

        Under the Retirement Account and PBEP, years of credited service are counted starting one year after the date of hire. Under the ERP, years of credited service are counted starting on the date of hire to ensure that participants can attain a competitive retirement benefit at retirement. The following actuarial assumptions were used in the calculation of the benefits in the Pension Benefits Table:

  •
  The "Present Value of Accumulated Benefit" column reflects the value of the accrued pension benefit payable at normal retirement under each plan in which the executive participates as of December 31, 2014;

  •
  "Normal retirement" is defined as age 65 in the Retirement Account and PBEP. The ERP does not define "normal retirement" so the values reflect payment at the first age at which unreduced benefits are payable from the plan (generally, age 55);

  •
  The interest rate as of December 31, 2014 was 3.6% and the mortality is based on the RP2014 Healthy Annuitant table projected using Scale MP2014; and

  •
  Present values at assumed retirement ages are discounted to each individual's current age using an interest only discount with no mortality.

        Normal forms of payment are reflected for each plan unless our named executive officer has elected a lump sum in either the PBEP or ERP. Mr. Peirez and Mr. Veldran both have a lump sum election in effect for the ERP and Mr. Veldran also has a lump sum election for the PBEP. The interest rates used to value the lump sum at the assumed retirement date are the December 2014 Internal Revenue Code Section 417(e) segment rates and the mortality assumption is the Internal Revenue Code Section 417(e) mortality table for 2015 per each plan's provisions.

        Retirement Account. The Retirement Account was frozen for all of our employees effective July 1, 2007 and the plan was closed to new participants on that date. The accrued benefits in the Retirement Account for all non-vested participants active as of June 30, 2007 became 100% vested on that date. As a result of the freeze, no additional benefits have accrued under the Retirement Account after June 30, 2007, although existing balances will continue to accrue interest.

        The Retirement Account's normal retirement age is 65. Upon termination of employment, a vested participant can elect to receive immediately 50% of his or her benefit as a lump sum or annuity, with the residual 50% being paid at age 55 or later. In addition, if a participant meets the requirements for an Early or Normal Retirement, the participant can elect to receive 50% of his or her benefit as a lump sum and the remainder as an annuity or his or her entire benefit as an annuity. The single life annuity option provides the highest monthly dollar amount under the Retirement Account. A participant can elect other annuity options that provide lower monthly dollar amounts because they are reduced to provide participants with an actuarial equivalent value and a survivor benefit.

        Pension Benefit Equalization Plan. Effective July 1, 2007, the PBEP also was frozen for all of our employees and the plan was closed to new participants. As a result of the freeze, no additional benefits have accrued under this plan after June 30, 2007, although existing balances will continue to accrue interest.

        Executive Retirement Plan. Effective April 4, 2011, the ERP was closed to new participants. The two named executive officers who remain participants will continue to accrue a benefit in accordance with plan rules. The ERP provides a target annual benefit equal to 4% of the participant's average final compensation (salary plus actual cash incentive) for each of the first 10 years of service to a maximum benefit percentage of 40% of the participant's average final compensation. This benefit is reduced by 15% for vested participants who leave prior to age 55. Average final compensation is equal to the participant's highest consecutive 60 months of compensation out of his or her last 120 months. A participant is 100% vested in the applicable benefit upon completion of five years of participation in the plan.

        The target annual benefit payment from the ERP is offset by any pension benefits earned in the Retirement Account, PBEP or any other pension plan sponsored by Dun & Bradstreet or one of its affiliates and the participant's estimated Social Security retirement benefit. Compensation used in determining the ERP benefit includes base salary, cash bonus payments, commissions and lump sum payments in lieu of merit increases. The normal form of benefit payment under the ERP is a straight life annuity for single participants and a fully subsidized joint and 50% survivor annuity for married participants.

        The interest rates used to value the lump sum at the assumed retirement date are the December 2014 Internal Revenue Code Section 417(e) segment rates and the mortality assumption is the Internal Revenue Code Section 417(e) mortality table for 2015. Benefit payments under the ERP begin on the later of attainment of age 55 or the first of the month following the date a participant retires. If a participant dies while actively employed, his or her spouse is entitled to receive 50% of the benefit that otherwise would have been payable to the participant at age 55. If a participant dies while receiving benefit payments, the surviving spouse receives a benefit equal to 50% of what the participant was receiving. In the event a participant becomes totally and permanently disabled, he or she will receive annual disability payments equal to 60% of his or her compensation offset by any other disability income the participant is receiving.

NONQUALIFIED DEFERRED COMPENSATION TABLE

        The following table sets forth a summary of the nonqualified deferred compensation benefits of each named executive officer as of December 31, 2014:

Name	Plan Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in last FY ($)	Aggregate Earnings in Last FY ($) (2)	Aggregate Withdrawals/ Distrbutions in Last FY ($)	Aggregate Balance at Last FY ($) (3)
Robert P. Carrigan	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	0	0	0
Richard H. Veldran	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	34,315	0	437,244
Joshua L. Peirez	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	0	0	0
John Reid-Dodick	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	0	0	0
Rishi Dave	Key Employees' Non-Qualified Deferred Compensation Plan	0	0	0	0	0

(1)
Amounts in the Salary and Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table above are not reduced by any deferrals our named executive officers have made under The Dun & Bradstreet Corporation Key Employees' Nonqualified Deferred Compensation Plan, or NQDCP.

(2)
These amounts are not disclosed in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table since no named executive officer received above-market or preferential earnings on their account balances under the NQDCP.

(3)
These amounts are disclosed in the Summary Compensation Table in prior years in the same manner as described in footnotes (1) and (2) above.

        Key Employees' Nonqualified Deferred Compensation Plan. The Key Employees' Nonqualified Deferred Compensation Plan, or NQDCP, is a voluntary, unfunded plan which allows participants to defer, in 5% increments, up to 75% of their base salary and 100% of their annual cash incentive payments. Participants may elect to enroll in the NQDCP each calendar year, but once their deferral elections are made they are irrevocable for the covered year. Participants can elect to make deemed investments of their deferrals in the same investment funds that are offered in our 401(k) Plan, including the Dun & Bradstreet stock fund. Participants can elect to transfer their balances among other funds on a daily basis subject to our Inside Information and Securities Trading Policy. All amounts deferred by our named executive officers in prior years have been reported in the Nonqualified Deferred Compensation Table in our previously filed proxy statements in the year earned, provided the individual was a named executive officer for that year for purposes of the SEC's executive compensation disclosure.

        The automatic time and form of payment under the NQDCP is a lump sum upon employment termination (subject to the six-month delay following termination required by Internal Revenue Code Section 409A if the participant is a "specified employee" for purposes of Internal Revenue Code Section 409A). However, at the time the participant makes a deferral election, the participant may elect to receive payment at the earlier of a specified time period following deferral (the deferral must be for a minimum of three years) or upon termination of employment and to receive any distribution made upon termination in the form of five annual installments or ten annual installments instead of a lump sum. A participant may change the time and form of payment applicable to his NQDCP benefits in accordance with the rules of Internal Revenue Code Section 409A. In addition, lump sum payments are made in the event of a participant's death or disability and upon a change in control (within the meaning of Internal Revenue Code Section 409A) of Dun & Bradstreet.

        The deemed investment earnings received by participants under the NQDCP in 2014 are based on the performance of the investment funds designated by participants for the deemed investment of their NQDCP accounts. The 2014 annual returns for the available investment funds are noted in the following table:

Investment Fund Option	2014 Annual Return
BlackRock Balanced Index	10.65%
BlackRock International Equity Index	–5.41%
BlackRock Mid and Small Cap Index	7.51%
BlackRock S&P 500 Index	13.71%
BlackRock Small Cap Growth	2.11%
Fidelity Blue Chip Growth	14.74%
Fidelity Diversified International	–3.05%
Fidelity Equity Income	8.81%
Fidelity Low Price Stock	7.75%
Munder Mid Cap Core Growth	10.17%
Northern Small Cap Value	7.07%
Perkins Mid Cap Value	9.14%
PIMCO Total Return	4.69%
Stable Value Fund	1.72%
D&B Stock Fund	0.18%
Vanguard Target Retirement Income	5.68%
Vanguard Target Retirement 2020	7.20%
Vanguard Target Retirement 2025	7.22%
Vanguard Target Retirement 2030	7.22%
Vanguard Target Retirement 2035	7.22%
Vanguard Target Retirement 2040	7.26%
Vanguard Target Retirement 2045	7.22%
Vanguard Target Retirement 2050	7.23%
Vanguard Target Retirement 2055	7.26%

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes our equity compensation plan information as of December 31, 2014:

Plan Category	(A) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(B) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity Compensation Plans approved by security holders (1)	1,103,592	(2)	$52.91	4,744,425	(3)

(1)
This table includes information with respect to: (i) The 2000 Dun & Bradstreet Corporation Non-Employee Directors' Stock Incentive Plan; (ii) The Dun & Bradstreet Corporation 2000 Stock Incentive Plan; (iii) The Dun & Bradstreet Corporation 2009 Stock Incentive Plan; and (iv) an equity compensation plan adopted in connection with our separation from Moody's Corporation (the "Moody's Plan"). As of December 31, 2014, a total of 871 deferred performance shares were outstanding under the Moody's Plan. No additional options or other rights may be granted under the Moody's Plan, with the exception of incremental dividend shares, which may be accrued on the outstanding deferred performance shares.

(2)
Includes options to purchase 726,344 shares of our common stock, restricted stock units with respect to 369,364 shares of our common stock, 7,013 accrued dividend units and deferred performance shares for 871 shares of our common stock.

(3)
In addition to the plans mentioned in footnote 1 above, also includes shares available for future purchases under The Dun & Bradstreet Corporation 2000 Employee Stock Purchase Plan ("ESPP"). As of December 31, 2014, an aggregate of 317,005 shares of our common stock were available for purchase under the ESPP.

OVERVIEW OF CHANGE IN CONTROL,
SEVERANCE AND OTHER ARRANGEMENTS

Change in Control

        The change in control benefits of our named executive officers are provided through our Change in Control Plan (CICP). During 2014, all of our named executive officers were covered by the CICP. A summary of benefits under the CICP follows:

Benefit Category	CICP
Benefits Subject to "Single Trigger" (CIC) or "Double Trigger" (CIC Plus Qualifying Termination within 24 Months)	Double trigger: • Cash benefits • Equity granted on or after January 1, 2013 Single trigger: • Equity granted on or before December 31, 2012

Cash Severance as Multiple of Base Salary Plus Target Cash Incentive	2 times

Settlement of Outstanding Performance-based Cash Incentives	Pro rata target award

Health and Life Insurance Continuation	2 years

Outplacement Services Reimbursement	Lesser of 15% of target total cash or $50,000

Section 280G of Internal Revenue Code Excise Tax Payment and Gross-up	No benefit

        Stock Incentive Plan. For grants made on or before December 31, 2012 under our 2009 Stock Incentive Plan, in the event of a change in control and unless otherwise specified in an award agreement, unvested options become immediately vested and exercisable, restrictions on restricted stock and RSUs immediately lapse and other equity awards become payable as if targets for the current period were met at 100%. For grants made on or after January 1, 2013, equity awards require both a change in control and qualified termination within 24 months of the change in control, or a "double trigger," before vesting.

Severance Arrangements

        Career Transition Plan. Each of our named executive officers is eligible for severance benefits under our Career Transition Plan, or CTP.

        The CTP provides for the payment of benefits if an eligible executive's employment terminates by reason of a reduction in force, job elimination, unsatisfactory performance (not constituting cause, as defined in the CTP) or a resignation for good reason (as defined in the CTP). The CTP does not apply to terminations of employment that are unilateral, that are for cause (as defined in the CTP), that occur in connection with the sale of stock or assets of the Company or an elimination or reduction of operations in connection with an outsourcing or merger (or other combination, spin-off, reorganization or other similar transaction) if an offer of employment at a comparable base salary is made to the employee by the surviving or acquiring entity, or where an offer of employment at a comparable base salary is made to the employee by Dun & Bradstreet or one of its affiliates.

        In the event of an eligible termination, our named executive officers will be paid 40, 48 or 52 weeks of base salary continuation based on years of service at the rate in effect at the time of termination. These total amounts are reduced by one-half if the executive is terminated by Dun & Bradstreet for unsatisfactory performance not constituting cause. Severance payments are made on the dates the executive's salary would have been paid if employment had not terminated.

        In addition, the executive will receive continued medical and dental insurance benefits during the applicable salary continuation period and will be entitled to such outplacement services during the salary continuation period as are being provided by Dun & Bradstreet.

        Except in the case of a termination by Dun & Bradstreet for unsatisfactory performance or cause, the executive also will receive a prorated portion of the actual cash incentive for the year of termination that otherwise would have been payable to the executive under the annual cash incentive plan. To be eligible, the executive must be employed for at least six full months during the calendar year of termination.

Potential Post-employment Compensation Table

        The table below aggregates the potential post-employment compensation that is or may become payable to each of our named executive officers pursuant to the plans and arrangements described above upon an actual or constructive termination of any of our named executive officer's employment or a change in control of Dun & Bradstreet. The information set forth in the table below is calculated in accordance with plan provisions using the following assumptions and the triggering events as defined in the applicable plans and agreements. The amounts shown represent estimates for each component based on these assumptions and do not reflect any actual payments to be received by our named executive officers. The components that may be applicable in calculating the post-employment compensation amount include:

  •
  Payments related to base salary and target cash incentive;

  •
  Payments related to vested and unvested stock options and outstanding RSUs, LRSUs, and performance units;

  •
  Payments related to retirement benefits such as the ERP and PBEP, where applicable;

  •
  Value of health and life insurance benefits; and

  •
  Value of other benefits such as outplacement services.

        In the table below, the applicable compensation and benefit components are totaled for each termination scenario. This total represents the estimated value of the potential post-employment compensation. The percentage below each termination scenario total indicates how much of the estimated value has already been earned by each of our named executive officers irrespective of the particular triggering event (i.e., the value each of our named executive officers has already earned and would be entitled to in the event of a termination). The remainder is the incremental value payable to the executive as a result of the specific triggering event. For example, the total value of Mr. Veldran's potential post-employment compensation in the event of a termination due to disability is $8,487,155; approximately 39% of that total, or $3,331,736, has already been earned irrespective of the particular triggering event (e.g., value of vested stock options and part of the value of defined benefit plans) and the approximately 61% remaining, or $5,155,419, is the value due exclusively to the triggering event.

        In addition, we have indicated the total value of compensation forfeited as a result of the triggering event. For example, Mr. Veldran would forfeit $2,751,353 in the event of a voluntary termination, which consists of forfeited RSUs, LRSUs and performance units.

	Termination Scenario
Executive Compensation or Benefit Component	If Voluntary Termination ($)	If Termination is Due to Death ($)	If Termination is Due to Disability ($)	If Involuntary Termination without Cause or Quit for Good Reason ($)	If Involuntary Termination for Cause ($)	If Change in Control Termination Occurs Under 2014 Plan ($)
Robert Carrigan
Severance
Base Salary	0	0	0	653,846	0	1,700,000
Target Cash Incentive	0	0	0	0	0	2,210,000
Pro Rata Target Cash Incentive	0	1,105,000	1,105,000	1,105,000	0	1,105,000
Outstanding Equity & Long-term Incentives
Unvested Equity	0	780,434	780,434	0	0	4,007,042
Vested Equity	0	0	0	0	0	0
Pension Plan Payments
Pension Benefit Equalization Plan	0	0	0	0	0	0
Executive Retirement Plan	0	0	0	0	0	0
401(k) Plan	0	9,558	9,558	0	0	9,558
Health and Welfare Benefits Continuation	0	0	0	10,274	0	26,828
Outplacement Services	0	0	0	0	0	50,000
Excise Tax and Gross-Up (Paid to I.R.S.)	0	0	0	0	0	0

Total	0	1,894,992	1,894,992	1,769,120	0	9,108,428
% Already Earned	N/A	0%	0%	0%	N/A	0%
Forfeitures	4,007,042	3,226,608	3,226,608	4,007,042	4,007,042	0

Richard H. Veldran
Severance
Base Salary	0	0	0	520,000	0	1,040,000
Target Cash Incentive	0	0	0	0	0	936,000
Pro Rata Target Cash Incentive	0	468,000	468,000	468,000	0	468,000
Outstanding Equity & Long-term Incentives
Unvested Equity	0	1,944,791	1,944,791	0	0	2,751,353
Vested Equity	559,056	559,056	559,056	559,056	559,056	559,056
Pension Plan Payments
Pension Benefit Equalization Plan	19,956	19,956	21,846	19,956	19,956	25,702
Executive Retirement Plan	2,603,476	1,232,792	5,344,214	2,603,476	0	4,329,925
401(k) Plan	149,248	149,248	149,248	149,248	149,248	149,248
Health and Welfare Benefits Continuation	0	0	0	13,356	0	26,828
Outplacement Services	0	0	0	0	0	50,000
Excise Tax and Gross-Up (Paid to I.R.S.)	0	0	0	0	0	0

Total	3,331,736	4,373,843	8,487,155	4,333,092	728,260	10,336,112
% Already Earned	100%	76%	39%	77%	100%	32%
Forfeitures	2,751,353	806,561	806,561	2,751,353	5,354,829	0

	Termination Scenario
Executive Compensation or Benefit Component	If Voluntary Termination ($)	If Termination is Due to Death ($)	If Termination is Due to Disability ($)	If Involuntary Termination without Cause or Quit for Good Reason ($)	If Involuntary Termination for Cause ($)	If Change in Control Termination Occurs Under 2014 Plan ($)
Joshua L. Peirez
Severance
Base Salary	0	0	0	461,538	0	1,200,000
Target Cash Incentive	0	0	0	0	0	1,200,000
Pro Rata Target Cash Incentive	0	600,000	600,000	600,000	0	600,000
Outstanding Equity & Long-term Incentives
Unvested Equity	0	2,030,817	2,030,817	0	0	4,181,728
Vested Equity	589,308	589,308	589,308	589,308	589,308	589,308
Pension Plan Payments
Pension Benefit Equalization Plan	0	0	0	0	0	0
Executive Retirement Plan	0	0	7,394,750	0	0	2,537,774
401(k) Plan	66,351	66,351	66,351	66,351	66,351	66,351
Health and Welfare Benefits Continuation	0	0	0	10,274	0	26,828
Outplacement Services	0	0	0	0	0	50,000
Excise Tax and Gross-Up (Paid to I.R.S.)	0	0	0	0	0	0

Total	655,659	3,286,476	10,681,226	1,727,471	655,659	10,451,989
% Already Earned	100%	20%	6%	38%	100%	6%
Forfeitures	4,181,728	2,150,911	2,150,911	4,181,728	4,181,728	0

John Reid-Dodick
Severance
Base Salary	0	0	0	400,000	0	1,040,000
Target Cash Incentive	0	0	0	0	0	936,000
Pro Rata Target Cash Incentive	0	468,000	468,000	468,000	0	468,000
Outstanding Equity & Long-term Incentives
Unvested Equity	0	0	0	0	0	1,094,083
Vested Equity	0	0	0	0	0	0
Pension Plan Payments
Pension Benefit Equalization Plan	0	0	0	0	0	0
Executive Retirement Plan	0	0	0	0	0	0
401(k) Plan	0	6,739	6,739	0	0	6,739
Health and Welfare Benefits Continuation	0	0	0	10,809	0	28,220
Outplacement Services	0	0	0	0	0	50,000
Excise Tax and Gross-Up (Paid to I.R.S.)	0	0	0	0	0	0

Total	0	474,739	474,739	878,809	0	3,623,042
% Already Earned	N/A	0%	0%	0%	N/A	0%
Forfeitures	1,094,083	1,094,083	1,094,083	1,094,083	1,094,083	0

	Termination Scenario
Executive Compensation or Benefit Component	If Voluntary Termination ($)	If Termination is Due to Death ($)	If Termination is Due to Disability ($)	If Involuntary Termination without Cause or Quit for Good Reason ($)	If Involuntary Termination for Cause ($)	If Change in Control Termination Occurs Under 2014 Plan ($)
Rishi Dave
Severance
Base Salary	0	0	0	292,308	0	760,000
Target Cash Incentive	0	0	0	0	0	532,000
Pro Rata Target Cash Incentive	0	266,000	266,000	266,000	0	266,000
Outstanding Equity & Long-term Incentives
Unvested Equity	0	0	0	0	0	737,977
Vested Equity	0	0	0	0	0	0
Pension Plan Payments
Pension Benefit Equalization Plan	0	0	0	0	0	0
Executive Retirement Plan	0	0	0	0	0	0
401(k) Plan	0	13,010	13,010	0	0	13,010
Health and Welfare Benefits Continuation	0	0	0	10,274	0	26,828
Outplacement Services	0	0	0	0	0	50,000
Excise Tax and Gross-Up (Paid to I.R.S.)	0	0	0	0	0	0

Total	0	279,010	279,010	568,582	0	2,385,815
% Already Earned	N/A	0%	0%	0%	N/A	0%
Forfeitures	737,977	737,977	737,977	737,977	737,977	0

        In calculating the amounts set forth in the above table, we have made the following assumptions:

1.
Date and Stock Price. The date of the triggering event was December 31, 2014, and the stock price as of the triggering event was $120.96, the closing price of our common stock on December 31, 2014.

2.
Severance. For our named executive officers, we assumed the following severance benefits are payable:

A.
Involuntary termination without cause: If the termination is for unsatisfactory performance, our named executive officers would be entitled to one-half of the benefits cited. Our named executive officers are entitled to 40, 48 or 52 weeks of severance based on years of service. Messrs. Carrigan, Peirez, Reid-Dodick and Dave are entitled to 40 weeks; Mr. Veldran is entitled to 52 weeks. The calculation in the above table reflects the full benefit entitlement.

B.
Involuntary termination for cause: No benefit would be provided.

C.
Change in control termination: Our named executive officers are entitled to two times the sum of annual base salary and target annual cash incentive if they experience a qualifying termination in connection with a change in control.

3.
Target Annual Cash Incentive. Consistent with the applicable plans and agreements, such as the Covered Employee Incentive Plan, Career Transition Plan and the Company's change in control benefits:

A.
No benefit is provided for a voluntary termination or an involuntary termination for cause.

  B.
  For a voluntary termination for good reason or at the conclusion of the performance period, our named executive officers are provided their annual cash incentive based on actual performance.

  C.
  In the event of a termination due to death or disability, our named executive officers are provided with their annual cash incentive prorated for the period served based on actual performance.

  D.
  For an involuntary termination without cause, our named executive officers are provided with their annual cash incentive prorated for the period served based on actual performance.

  E.
  In the event of a termination of employment in connection with a change in control, our named executive officers are provided with one times their target annual cash incentive prorated for the period served.

  The assumption for the period served in all of the above is twelve months through December 31, 2014 and the performance factor assumption is 100%.

4.
Treatment of Outstanding Equity

A.
For grants made in 2014 or earlier, unvested stock options, RSUs, LRSUs and performance units are forfeited in the event of either a voluntary or involuntary termination, unless (i) a named executive officer is eligible for "Retirement" as defined in the 2000 Stock Incentive Plan or 2009 Stock Incentive Plan (age 55 with five years of service), as applicable, and (ii) the unvested equity was granted twelve months or more before termination, in which case (a) unvested stock options will continue to vest and unexercised vested stock options may be exercised during the lesser of the remaining term of the options or five years after the date of termination, (b) any unvested RSUs become fully vested as of the termination date, and (c) a pro rata portion of the actual number of LRSUs and performance units vest based on attainment of the performance parameters for each performance period.

B.
For grants made in 2014 or earlier, unvested stock options, RSUs, LRSUs and performance units granted twelve months or more prior to a termination due to death or disability vest immediately and unvested equity granted within twelve months prior to termination due to death or disability are forfeited.

C.
In the event of a change in control of Dun & Bradstreet, (i) for equity awards made on or before December 31, 2012, all unvested equity vests immediately, and (ii) for equity awards made on or after January 1, 2013, all unvested equity requires both a change in control and a qualified termination event to vest.

5.
Factors Influencing Potential Post-employment Pension Benefit Payments. The pension benefit payments described below are applicable to our named executive officers based on eligibility for the Retirement Account, PBEP and/or ERP as noted in the Pension Benefit Table. Messrs. Peirez and Veldran are the only named executive officers eligible for pension benefits under any of these plans since the plans were closed to new participants in 2007, 2007 and 2011 respectively.

A.
Voluntary Termination: A termination date of December 31, 2014 is assumed and all payments, except for a Retirement Account lump-sum payment, will be made or begin at age 55. Mr. Peirez was not vested in his ERP pension benefits, so his respective pension benefit is zero in every triggering event other than a change in control and termination due to disability.

  B.
  Termination Due to Disability: Assumption is made that our named executive officers would remain disabled until age 65. The value of the ERP is increased to reflect the additional years of benefit accrual up to age 65. The ERP also has a disability benefit that pays an annuity equal to 60% of pre-disability income, less any disability plan benefit, for each year up through age 65.

  C.
  Termination Due to Death: Assumption is made that the age of payout reflects the age of the named executive officer's beneficiary, assuming that the payments would commence to the beneficiary when our named executive officer would have attained age 55. The value of the ERP is the lump-sum present value payable to the beneficiary at the assumed age.

  D.
  Involuntary Termination without Cause or Resignation for Good Reason: Payments under the Retirement Account, PBEP and ERP are the same as under voluntary termination.

  E.
  Involuntary Termination for Cause: Payments under the Retirement Account and PBEP are the same as under voluntary termination. Under the terms of the ERP, no benefit would be due.

  F.
  Change in Control Termination: Under the PBEP and ERP, the calculation of the lump-sum payment is based on the interest rate used by the Pension Benefit Guaranty Corporation for determining the value of immediate annuities as of January 1 of the year of the change in control. In addition, all benefits are paid as a lump sum and are made as soon as possible after the change in control, versus age 55 in the other triggering events.

6.
Deferred Compensation. All of the triggering events include Dun & Bradstreet's contributions plus any earnings in the qualified defined contribution plan (i.e., our 401(k) Plan).

7.
Clawback Policy. All of the events set forth in the above tables assume that The Dun & Bradstreet Corporation Incentive Compensation Recoupment Policy, as described above, is not triggered.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These individuals are required by SEC regulation to furnish Dun & Bradstreet with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to Dun & Bradstreet, we believe that during 2014 our insiders complied with all applicable Section 16(a) filing requirements, with the exception of Mark Geneste, our Chief Sales Officer. Due to an administrative error, Mr. Geneste's Form 3 filed on February 10, 2014 inadvertently omitted 960 restricted stock units which Mr. Geneste held prior to becoming a Section 16 officer. An amended Form 3 was filed as soon as the omission was discovered, on March 11, 2014.

OTHER MATTERS

        We know of no matters, other than those referred to herein, which will be presented at the Annual Meeting. If, however, any other appropriate business should properly be presented at the meeting, the persons named in the form of proxy will vote the proxies in accordance with their best judgment.

INFORMATION CONTAINED IN THIS PROXY STATEMENT

        The information under the "Report of the Audit Committee" and "Report of the Compensation & Benefits Committee" sections of this proxy statement does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Dun & Bradstreet filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate these reports by reference therein.

        The information on our website (www.dnb.com) is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

        Shareholder proposals intended to be included in our proxy statement for the Annual Meeting of Shareholders in 2016 must be received by our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708 no later than November 26, 2015. We will consider written proposals received by that date in accordance with regulations governing the solicitation of proxies.

        Under our by-laws, shareholder proposals for the 2016 Annual Meeting of Shareholders that are not intended to be included in our proxy statement must be received by our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708 between January 7, 2016 and February 6, 2016.

        For a shareholder seeking to nominate a candidate for our Board, notice must be provided in writing to our Corporate Secretary at The Dun & Bradstreet Corporation, 103 JFK Parkway, Short Hills, New Jersey 07078-2708. The notice must describe various matters regarding the nominee, including, among other things, name, age and business address of the nominee, certain monetary arrangements between the nominee and the nominating shareholder, and the nominee's written consent to being named in the proxy statement and to serving as a director if elected, and other specified matters. For a shareholder seeking to bring other business before a shareholder meeting, the written notice must include, among other things, a description of the proposed business, the text of the proposal, the reasons for conducting such business at the meeting, any material interest in such business of the proposing shareholder, and other specified matters. In each case, the notice must also include information regarding the proposing shareholder, including the name and address of such shareholder and class and number of shares owned by such shareholder. The specific requirements that are summarized in this paragraph may be found in our by-laws. Any shareholders desiring a copy of our by-laws will be furnished one without charge upon written request to our Corporate Secretary at the above address or they may obtain a copy from the Corporate Governance information in the Investor Relations section of our website (http://investor.dnb.com). A copy of our current by-laws is also filed as an exhibit to our Current Report on Form 8-K filed on May 10, 2013 and is available at the SEC website (www.sec.gov).

SCHEDULE I

THE DUN & BRADSTREET CORPORATION

RECONCILIATION OF TOTAL REVENUE TO CORE REVENUE
AND
THE EFFECT OF FOREIGN EXCHANGE ON CORE REVENUE GROWTH

	For The Year Ended December 31,
			Growth Rate
	2014	2013
	($ in millions)		Fav (Unfav)
Total Revenue	$1,681.8	$1,655.2	2%
Less: Revenue from Divested and Other Businesses	0.1	1.6	(94)%

Core Revenue	$1,681.7	$1,653.6	2%

Less: Effect of Foreign Exchange			0%
Core Revenue Before the Effect of Foreign Exchange (1)			2%

(1)
See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of our use of core revenue growth before the effects of foreign exchange and why management believes this measure provides useful information to investors.

SCHEDULE II

THE DUN & BRADSTREET CORPORATION

RECONCILIATION OF REPORTED DILUTED EARNINGS PER SHARE
ATTRIBUTABLE TO DUN & BRADSTREET COMMON SHAREHOLDERS TO
DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO DUN & BRADSTREET COMMON
SHAREHOLDERS BEFORE NON-CORE GAINS AND (CHARGES)

	For The Year Ended December 31,
			Growth Rate
	2014	2013
Diluted EPS Attributable to Dun & Bradstreet Common Shareholders (Reported)	$7.99	$6.54	22%
Impact of Non-Core Gains and (Charges):
Restructuring Charges	(0.30)	(0.26)
Impaired Assets—Parsippany, N.J. Building	(0.12)	—
Impaired Assets—Data Supply Chain	—	(0.59)
Impaired Assets—Third Party Arrangement	—	(0.05)
Impaired Assets—China Trade Portal	—	(0.04)
Impaired Assets—Trademark in Australia	—	(0.01)
Effect of Legacy and Other Tax Matters	1.01	—
Legal and Other Professional Fees and Other Shut-Down Costs Associated with Matters in China	(0.06)	(0.11)

Diluted EPS Attributable to Dun & Bradstreet Common Shareholders Before Non-Core Gains and (Charges) (1)	$7.46	$7.60	(2)%

(1)
See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of our use of Diluted EPS before non-core gains and (charges) and why management believes this measure provides useful information to investors.

SCHEDULE III

THE DUN & BRADSTREET CORPORATION

RECONCILIATION OF REPORTED OPERATING INCOME TO OPERATING INCOME
BEFORE NON-CORE GAINS AND (CHARGES)

	For The Year Ended December 31,
			Growth Rate
	2014	2013
	($ in millions)
Operating Income (Reported)	$421.5	$437.1	(4)%
Impact of Non-Core Gains and (Charges):
Restructuring Charges	(14.9)	(13.9)
Impaired Assets—Parsippany, N.J. Building	(7.3)	—
Impaired Assets—Data Supply Chain	—	(28.2)
Impaired Assets—Third Party Arrangement	—	(3.1)
Impaired Assets—China Trade Portal	—	(1.7)
Impaired Assets—Trademark in Australia	—	(0.3)
Legal and Other Professional Fees and Other Shut-Down Costs Associated with Matters in China	(3.7)	(7.4)

Operating Income Before Non-Core Gains and (Charges) (1)	$447.4	$491.7	(9)%

(1)
See "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations: How We Manage Our Business" in our Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of our use of operating income before non-core gains and (charges) and why management believes this measure provides useful information to investors.

EXHIBIT A

THE DUN & BRADSTREET CORPORATION
2015 EMPLOYEE STOCK PURCHASE PLAN

        1.    Definitions.

          (a)   "Administrator" means the Plan Administration Committee or one or more of the Company's officers or management team appointed by the Board or Committee to administer the day-to-day operations of the Plan. Except as otherwise provided in the Plan, the Board or Committee may assign any of its administrative tasks to the Administrator.

          (b)   "Affiliate" means any Parent or Subsidiary and any person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company or any other entity designated by the Board in which the Company or a Subsidiary or Affiliate has an interest.

          (c)   "Applicable Law" means the requirements relating to the administration of equity-based awards under United States state corporate laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where rights are, or will be, granted under the Plan.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Change in Control" means the occurrence of any of the following:

              (i)  any one Person, or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company, but not including Persons solely because they purchase or own stock of the Company at the same time or as a result of the same public offering), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the Company's stock;

             (ii)  a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election;

            (iii)  any one Person, or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company, but not including Persons solely because they purchase or own stock of the Company at the same time or as a result of the same public offering), acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company, but only if such Person or group was not considered to own more than fifty percent (50%) of the total voting power of the stock of the Company prior to such acquisition; or

            (iv)  any one Person, or more than one Person acting as a group (including owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company, but not including Persons solely because they purchase assets of the Company at the same time), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or group) assets from the Company that have a total gross fair market value (determined without regard to any liabilities associated with such assets) equal to or more than ninety percent (90%) of the total gross fair market value of all of the assets of the Company (determined without regard to any liabilities associated with such assets) immediately before such acquisition or acquisitions, except where the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock, (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the asset transfer, (iii) a Person, or more than one Person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company immediately after the asset transfer, or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in (iii), above, immediately after the asset transfer.

          (f)    "Code" means the United States Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or United States Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          (g)   "Committee" means the Compensation & Benefits Committee of the Board or any subcommittee referred to in Section 4(d).

          (h)   "Common Stock" means the common stock of the Company, $0.01 par value per share.

          (i)    "Company" means The Dun & Bradstreet Corporation, a Delaware corporation, or any successor to all or substantially all of the Company's business that adopts the Plan.

          (j)    "Contributions" means the amount of Eligible Pay contributed by a Participating Employee through payroll deductions and other additional payments that the Committee may permit a Participating Employee to make to fund the exercise of rights to purchase Shares granted pursuant to the Plan.

          (k)   "Designated Company" means any Subsidiary or Affiliate, whether now existing or existing in the future, that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate Subsidiaries or Affiliates as Designed Companies in a Non-Section 423 Offering. For purposes of a Section 423 Offering, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under a Section 423 Offering will not be a Designated Company under a Non-Section 423 Offering.

          (l)    "Effective Date" means the date following the final purchase under the offering period in effect under the Prior Plan, as determined by the Committee.

          (m)  "Eligible Employee" means any individual in an employee-employer relationship with the Company or a Designated Company for income tax and employment tax withholding and reporting purposes. For purposes of clarity, the term "Eligible Employee" shall not include the following, regardless of any subsequent reclassification as an employee by the Company or a Designated Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Designated Company who has entered into an independent contractor or consultant agreement with the Company or a Designated Company; (iv) any individual performing services for the Company or a Designated Company under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Designated Company enters into for services; (v) any individual classified by the Company or a Designated Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; (vi) any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Company or a Designated Company; and (vii) any leased employee. The Committee or the Administrator shall have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.

          (n)   "Eligible Pay" means the total amount paid by the Company or any Subsidiary or Affiliate to the Eligible Employee (other than amounts paid after termination of employment date, even if such amounts are paid for pre-termination date services) as salary or wages (including 13th/14th month payments or similar concepts under local law), cash bonuses, commissions, overtime pay, stipends, lump sum payments in lieu of foregone merit increases, "bonus buyouts" as the result of job changes, and any portion of such amounts voluntarily deferred or reduced by the Eligible Employee (i) under any employee benefit plan of the Company or a Subsidiary or Affiliate available to all levels of employees on a non-discriminatory basis upon satisfaction of eligibility requirements, and (ii) under any executive deferral plan of the Company (provided such amounts would not otherwise have been excluded had they not been deferred), but excluding any pension, retainers, severance pay, special stay-on bonus, income derived from stock options, stock appreciation rights and dispositions of stock acquired thereunder, and other special remunerations (including but not limited to performance units). For Eligible Employees in the United States, Eligible Pay shall include elective amounts that are not includible in gross income of the Eligible Employee by reason of Sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code. The Committee shall have discretion to determine the application of this definition to Eligible Employees outside the United States.

          (o)   "Enrollment Period" means the period during which an Eligible Employee may elect to participate in the Plan, with such period occurring before the first day of the next Offering Period, as prescribed by the Committee or the Administrator.

          (p)   "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, from time to time, or any successor law thereto, and the regulations promulgated thereunder.

          (q)   "Fair Market Value" means on a given date, the arithmetic mean of the high and low per-share prices of the Shares as reported on the New York Stock Exchange. If no sale of Shares shall have been reported on the New York Stock Exchange on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

          (r)   "Offering" means a Section 423 Offering or a Non-Section 423 Offering of a right to purchase Shares under the Plan during an Offering Period as further described in Section 6. For purposes of the Plan, the Committee or Administrator may establish separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Designated Companies may participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. With respect to Section 423 Offerings, the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy Code Section 423; a Non-Section 423 Offering need not satisfy such regulations.

          (s)   "Offering Period" means the periods established in accordance with Section 6 during which rights to purchase Shares may be granted pursuant to the Plan and may be purchased on one or more Purchase Dates. The duration and timing of Offering Periods may be changed pursuant to Sections 6 and 17.

          (t)    "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (u)   "Participating Employee" means an Eligible Employee that elects to participate in the Plan.

          (v)   "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except for (i) the Company or any of its Subsidiaries or Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities of the Company pursuant to an offering of the securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) a person or group as used in Rule 13d-1(b) under the Exchange Act.

          (w)  "Plan" means The Dun & Bradstreet Corporation 2015 Employee Stock Purchase Plan.

          (x)   "Plan Administration Committee" means the committee appointed by the Compensation & Benefits Committee of the Board to be the plan "Administrator".

          (y)   "Prior Plan" means The Dun & Bradstreet Corporation 2000 Employee Stock Purchase Plan.

          (z)   "Purchase Date" means the last Trading Day of each Purchase Period (or such other Trading Day as the Committee shall determine).

          (aa) "Purchase Period" means a period of time within an Offering Period, as may be specified by the Administrator in accordance with Section 6, generally beginning on the first Trading Day of each Offering Period and ending on a Purchase Date. An Offering Period may consist of one or more Purchase Periods.

          (bb) "Purchase Price" means the purchase price at which Shares may be acquired on a Purchase Date and which shall be set by the Committee; provided, however, that the Purchase Price for a Section 423 Offering shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of the Shares on the first Trading Date of the Offering Period or (b) the Fair Market Value of the Shares on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of the Shares on the first Trading Date of the Offering Period or (b) the Fair Market Value of the Shares on the Purchase Date.

          (cc) "Shares" means the shares of Common Stock subject to the Plan.

          (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (ee) "Tax-Related Items" means any income tax, social insurance, payroll tax, payment on account or other tax-related items arising in relation to the Participating Employee's participation in the Plan.

          (ff)  "Trading Day" means a day on which the New York Stock Exchange is open for trading.

        2.    Purpose of the Plan.    The purpose of the Plan is to provide an opportunity for Eligible Employees of the Company and its Designated Companies to purchase Common Stock at a discount through voluntary Contributions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's shareholders. The Company intends for offerings under the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (a "Section 423 Offering"); provided, however, that the Committee may also authorize the grant of rights under the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, or sub-plans adopted by the Committee for such purpose (a "Non-Section 423 Offering").

        3.    Shares Reserved for the Plan.    Subject to adjustment pursuant to Section 16 hereof, an aggregate number of Shares equal to the sum of (i) 1,000,000 Shares, plus (ii) the number of shares of Common Stock that are reserved for issuance under the Prior Plan, but have not been issued as of the Effective Date may be sold pursuant to the Plan. Such Shares may be authorized but unissued Common Stock, treasury shares or Common Stock purchased in the open market. For avoidance of doubt, the limitation set forth in this Section may be used to satisfy purchases of Shares under either a Section 423 Offering or a Non-Section 423 Offering.

        4.    Administration of the Plan.

        (a)    Committee.    The Plan shall be administered by the Committee. The Committee shall have full power and authority to: administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees shall participate in a Section 423 Offering or a Non-Section 423 Offering and which Subsidiaries and Affiliates of the Company shall be Designated Companies participating in either a Section 423 Offering or a Non-Section 423 Offering, (iii) determine the terms and conditions of any right to purchase Shares under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (v) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 16 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Committee specifically is authorized to adopt rules, procedures and subplans, which, for purposes of a Non-Section 423 Offering, may be outside the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate, the definition of Eligible Pay, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of Share issuances, which may vary according to local requirements.

        (b)    Plan Construction and Interpretation.    The Committee shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan.

        (c)    Determinations of Committee Final and Binding.    All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form other instrument or agreement relating to the Plan shall be made in the Committee's sole discretion and shall be final, binding and conclusive for all purposes and upon all interested persons.

        (d)    Delegation of Authority.    To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 4(d).

        (e)    Liability of Committee.    Subject to Applicable Law: (i) no member of the Board or Committee (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan and (ii) the members of the Board or the Committee (and its delegates) shall be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation, Bylaws and indemnification agreements, as applicable, as they may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon, and no member of the Committee shall be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company's officers or employees, the Company's accountants, the Company's counsel and any other party that the Committee deems necessary.

        (f)    Action by the Board.    Anything in the Plan to the contrary notwithstanding, subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

        5.    Eligible Employees.

        (a)    General.    Any individual who is an Eligible Employee as of the commencement of an Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 7.

        (b)    Non-U.S. Employees.    An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-Section 423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee or Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

        (c)    Limitations.    Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted a right to purchase Shares under a Section 423 Offering (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate that exceeds twenty-five thousand dollars (US$25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is both outstanding and exercisable.

        6.    Offering Periods.    The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day of the relevant Offering Period and terminating on the last Trading Date of the relevant Offering Period. Unless and until the Administrator determines otherwise in its discretion, each Offering Period shall consist of one six (6)-month Purchase Period, which shall run simultaneously with the Offering Period. The Administrator will have the authority to establish additional or alternative sequential or overlapping Offering Periods, multiple Purchase Periods within an Offering Period, a different duration for one or more Offering Periods or Purchase Periods or different commencement or ending dates for such Offering Periods with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. In addition, to the extent that the Administrator establishes overlapping Offering Periods with more than one Purchase Period in each Offering Period, the Administrator will have the discretion to structure an Offering Period so that if the Fair Market Value of the shares of Common Stock on the first Trading Day of a new Purchase Period within that Offering Period is less than or equal to the Fair Market Value of the shares of Common Stock on the first Trading Day of that Offering Period, then (i) that Offering Period will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering Period will be automatically enrolled in a new Offering Period beginning on the first Trading Day of such new Purchase Period.

        7.    Election to Participate and Payroll Deductions.    An Eligible Employee may elect to participate in an Offering Period under the Plan during any Enrollment Period. Any such election shall be made by completing the online enrollment process through the Company's designated Plan broker or by completing and submitting an enrollment form to the Administrator during such Enrollment Period, authorizing Contributions in whole percentages from 1% to 10% of an amount not exceeding 10% of the Eligible Employee's Eligible Pay for the payroll period to which the deduction applies. A Participating Employee may elect to increase or decrease the rate of such Contributions during any subsequent Enrollment Period by submitting the appropriate form online through the Company's designated Plan broker or to the Administrator, provided that no change in Contributions shall be permitted to the extent that such change would result in total Contributions exceeding 10% of the Eligible Employee's Eligible Pay, or such other amount as may be determined by the Committee. Except for a withdrawal from an Offering Period as set forth in Section 14, an Eligible Employee may not initiate, increase or decrease Contributions as of any date other than during an Enrollment Period. If a Participating Employee reduces his or her rate of Contributions to zero, the Participating Employee will be automatically withdrawn from the Plan, and may not again be eligible to participate in the Plan until the next Enrollment Period.

        8.    Contributions.    The Company shall establish an account in the form of a bookkeeping entry for each Participating Employee for the purpose of tracking Contributions made by each Participating

Employee during the Offering Period, and shall credit all Contributions made by each Participating Employee to such account. The Company shall not be obligated to segregate the Contributions from the general funds of the Company or any Designated Company nor shall any interest be paid on such Contributions, unless otherwise determined by the Committee or required by Applicable Law. All Contributions received by the Company for Shares sold by the Company on any Purchase Date pursuant to this Plan may be used for any corporate purpose.

        9.    Limitation on Number of Shares that an Employee May Purchase.    Subject to the limitations set forth in Section 5(c), each Participating Employee shall have the right to purchase as many whole Shares as may be purchased with the Contributions credited to his or her account as of the last day of the Offering Period (or such other date as the Committee shall determine) at the Purchase Price applicable to such Offering Period; provided, however, that a Participating Employee may not purchase in excess of 2,000 Shares under the Plan per Offering Period (subject to adjustment pursuant to Section 16 hereof). Any amount remaining in a Participating Employee's account as of the relevant Purchase Date in excess of the amount that may properly be applied to the purchase of Shares as a result of the application of the limitations set forth herein (or as designated by the Committee) shall be carried over to the next Offering Period.

        10.    Taxes.    At the time a Participating Employee's purchase right is exercised, in whole or in part, or at the time a Participating Employee disposes of some or all of the Shares acquired under the Plan, the Participating Employee shall make adequate provision for any Tax-Related Items. In their sole discretion, the Company or the Designated Company that employs the Participating Employee may satisfy their obligations to withhold Tax-Related Items by (a) withholding from the Participating Employee's compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following purchase having an aggregate Fair Market Value sufficient to pay the minimum Tax-Related Items required to be withheld with respect to the Shares, or (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company.

        11.    Brokerage Accounts or Plan Share Accounts.    By enrolling in the Plan, each Participating Employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each Participating Employee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased by a Participating Employee pursuant to the Plan shall be held in the Participating Employee's brokerage or Plan share account.

        12.    Rights as a Shareholder.    A Participating Employee shall have no rights as a shareholder with respect to Shares subject to any rights granted under this Plan or any Shares deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Committee or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm.

        13.    Rights Not Transferable.    Rights granted under this Plan are not transferable by a Participating Employee other than by will or the laws of descent and distribution, and are exercisable during a Participating Employee's lifetime only by the Participating Employee.

        14.    Withdrawals.    A Participating Employee may withdraw from an Offering Period by submitting the appropriate form online through the Company's designated Plan broker or to the Administrator. A notice of withdrawal must be received no later than the last day of the month immediately preceding the month of the Purchase Date. Upon receipt of such notice, automatic deductions of Contributions on behalf of the Participating Employee shall be discontinued commencing with the payroll period immediately following the effective date of the notice of withdrawal, and such Participating Employee may not again be eligible to participate in the Plan until the next Enrollment Period. Amounts credited to the contribution account of any Participating Employee who withdraws prior to the date set forth in this Section 14 shall be refunded, without interest, as soon as practicable.

        15.    Termination of Employment.

        (a)    General.    Upon a Participating Employee ceasing to be an Eligible Employee for any reason prior to a Purchase Date, Contributions for such Participating Employee shall be discontinued and any amounts then credited to the Participating Employee's contribution account shall be refunded, without interest, as soon as practicable, except as otherwise provided by the Committee.

        (b)    Leave of Absence.    Subject to the discretion of the Committee, if a Participating Employee is granted a paid leave of absence, payroll deductions on behalf of the Participating Employee shall continue and any amounts credited to the Participating Employee's contribution account may be used to purchase Shares as provided under the Plan. If a Participating Employee is granted an unpaid leave of absence, payroll deductions on behalf of the Participating Employee shall be discontinued and no other Contributions shall be permitted (unless otherwise determined by the Administrator or required by Applicable Law), but any amounts then credited to the Participating Employee's contribution account may be used to purchase Shares on the next applicable Purchase Date.

        (c)    Transfer of Employment.    A Participating Employee whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Designated Company will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participating Employee transfers from a Section 423 Offering to a Non-Section 423 Offering, the exercise of the right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code. If a Participating Employee transfers from a Non-Section 423 Offering to a Section 423 Offering, the exercise of the right will remain non-qualified under the Non-Section 423 Offering.

        16.    Adjustment Provisions.

        (a)    Changes in Capitalization.    In the event of any change affecting the number, class or terms of the shares of Common Stock by reason of stock dividend, stock split, recapitalization, reorganization, merger, consolidation, spin-off, disaffiliation of a Subsidiary or Affiliate, combination of shares, exchange of shares, stock rights offering, or other similar event, or any distribution to the holders of shares of Common Stock other than a regular cash dividend, then the Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan (including the numerical limits of Sections 3 and 9), the Purchase Price per Share and the number of shares of Common Stock covered by each right under the Plan that has not yet been exercised. For the avoidance of doubt, the Committee may not delegate its authority to make adjustments pursuant to this Section. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a purchase right.

        (b)    Change in Control.    In the event of a Change in Control, each outstanding right to purchase Shares shall be equitably adjusted and assumed or an equivalent right to purchase Shares substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right or the successor corporation is not a publicly traded corporation, the Offering Period then in progress shall be shortened by setting a New Purchase Date and shall end on the New Purchase Date. The New Purchase Date shall be before the date of the Company's proposed Change in Control. The Committee shall notify each Participating Employee in writing, at least ten (10) Trading Days prior to the New Purchase Date, that the Purchase Date for the Participating Employee's purchase right has been changed to the New Purchase Date and that Shares shall be purchased automatically for the Participating Employee on the New Purchase Date, unless prior to such date the Participating Employee has withdrawn from the Offering Period, as provided in Section 14 hereof.

        17.    Amendments and Termination of the Plan.    The Board or the Committee may amend the Plan at any time, provided that, if shareholder approval is required pursuant to the Code, United States federal securities laws or regulations, or the rules or regulations of the New York Stock Exchange (or any other securities exchange on which the Common Stock is listed or traded), then no such amendment shall be effective unless approved by the Company's shareholders within such time period as may be required. The Board may suspend the Plan or discontinue the Plan at any time. Upon termination of the Plan, all Contributions shall cease and all amounts then credited to a Participating Employee's account shall be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts shall be promptly refunded, without interest, to Participating Employees.

        18.    Shareholder Approval; Effective Date.    The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. The Plan shall become effective on the Effective Date, subject to approval of the shareholders of the Company as contemplated in the foregoing sentence.

        19.    Conditions Upon Issuance of Shares.    Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon exercise of a right under the Plan prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Administrator shall, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Shares with any state or foreign securities commission, or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. If, pursuant to this Section 19, the Administrator determines that the Shares will not be issued to any Participating Employee, any Contributions credited to such Participating Employee's account shall be promptly refunded, without interest, to the Participating Employee, without any liability to the Company or any of its Subsidiaries or Affiliates.

        20.    Code Section 409A; Tax Qualification.

        (a)    Code Section 409A.    Rights to purchase Shares granted under a Section 423 Offering are exempt from the application of Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that a right granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause a right under the Plan to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding right granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participating Employee's consent, to exempt any outstanding right or future right that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participating Employee or any other party if the right to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the right to purchase Shares under the Plan is compliant with Section 409A of the Code.

        (b)    Tax Qualification.    Although the Company may endeavor to (i) qualify a right to purchase Shares for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 20(a) hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participating Employees under the Plan.

        21.    No Employment Rights.    Participation in the Plan shall not be construed as giving any Participating Employee the right to be retained as an employee of the Company, its Subsidiary, or one of its Affiliates, as applicable. Furthermore, the Company, a Subsidiary, or an Affiliate may dismiss any Participating Employee from employment at any time, free from any liability or any claim under the Plan.

        22.    Governing Law.    Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of United States federal law, this Plan shall be construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of laws principles thereof. Any legal action related to the Plan, the purchase rights granted under the Plan or any enrollment form or other instrument or agreement relating to the Plan shall be brought only in a United States federal or state court located in New Jersey.

        23.    Headings.    Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.

        24.    Expenses.    Unless otherwise set forth in the Plan or determined by the Committee or Administrator, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to Participating Employees, shall be borne by the Company and its Subsidiaries or Affiliates.

 EXHIBIT B

AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
THE DUN & BRADSTREET CORPORATION

        The text of Article EIGHTH, Section (1) of the Company's Restated Certificate of Incorporation as proposed to be amended by Proposal No. 5 is set forth below, with proposed additions indicated by underscore and proposed deletions indicated by strike-outs.

        EIGHTH: (1) Any action required or permitted to be taken by the holders of the Common Stock of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock or Series Common Stock, special meetings of stockholders of the corporation may be called only by the Chief Executive Officer of the corporation or by the Board of Directors pursuant to a resolution approved by the Board of Directors, or upon the written request made in accordance with and subject to the corporation's By-Laws by holders of record of not less than ~~forty percent (40%)~~ twenty-five percent (25%) of the voting power of all outstanding shares of Common Stock of the corporation.

 EXHIBIT C

AMENDMENT TO THE
FOURTH AMENDED AND RESTATED BY-LAWS, AS AMENDED
OF
THE DUN & BRADSTREET CORPORATION

        The text of Section 2 of ARTICLE I of the Company's Fourth Amended and Restated By-Laws, as amended, as proposed to be amended by Proposal No. 5 is set forth below. Proposed additions are indicated by underscore and proposed deletions are indicated by strike-outs.

ARTICLE I—STOCKHOLDERS

        Section 2.    Special Meeting.    (A) Special meetings of the stockholders may be called at any time, for any purpose or purposes, unless otherwise prescribed by statute or by the Amended and Restated Certificate of Incorporation, by the Secretary of the Corporation or any other officer (i) whenever directed by the Board of Directors or by the Chief Executive Officer, or (ii) upon the written request to the Secretary of the Corporation (a "Special Meeting Request") in accordance with these By-Laws by holders of record of not less than ~~forty percent (40%)~~ twenty-five percent (25%) of the voting power of all outstanding shares of Common Stock of the Corporation (the "Requisite Percent").

        (B)  In order for a special meeting upon stockholder request (a "Stockholder Requested Special Meeting") to be called in accordance with clause (A) above, one or more Special Meeting Requests stating the purpose or purposes of the special meeting and the matters proposed to be acted upon thereat must be signed and dated by the Requisite Percent of record holders of Common Stock (or their duly authorized agents), must be delivered to the Secretary of the Corporation and accompanied by the information, representations and agreements required by Section 11(A)(2) or 11(B) of these By-Laws, as applicable, as to any business proposed to be conducted and any nominations proposed to be presented at such special meeting and as to the stockholder(s) requesting the special meeting (including the beneficial owners on whose behalf the request is made). Only business within the purpose or purposes described in the Special Meeting Request may be conducted at a Stockholder Requested Special Meeting; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any Stockholder Requested Special Meeting. Upon receipt by the Secretary of the Corporation of the Special Meeting Request, the Board of Directors shall fix the date of the Stockholder Requested Special Meeting which shall be held at such day and hour as the Board of Directors may fix, but not more than 90 days after the receipt of the Special Meeting Request (provided that such request complies with all applicable provisions of these By-Laws), and due notice is given thereof in accordance with Section 3 of Article I of these By-Laws.

        (C)  In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percent, multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if each such Special Meeting Request (x) identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, as determined in good faith by the Board of Directors, and (y) has been dated and delivered to the Secretary of the Corporation within sixty (60) days of the earliest dated Special Meeting Request. Any requesting stockholder may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the Secretary of the Corporation at the principal executive offices of the Corporation. Any disposition by a requesting stockholder after the date of the Special Meeting Request of any shares of Common Stock of the Corporation (or of beneficial ownership of such shares by the beneficial owner on whose behalf the request was made) shall be deemed a revocation of the Special Meeting Request with respect to such shares, and each requesting stockholder and the applicable beneficial owner shall certify to the Secretary of the Corporation on the day prior to the Stockholder Requested Special Meeting as to whether any such disposition has occurred. If the unrevoked valid Special Meeting Requests represent in the aggregate less than the Requisite Percent, the Board of Directors, in its discretion, may cancel the Stockholder Requested Special Meeting. If none of the stockholders who submitted the Special Meeting Requests appears or sends a duly authorized agent to present the matters to be presented for consideration that were specified in the Special Meeting Request, the Corporation need not present such matters for vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

        (D)  Notwithstanding the foregoing, a Stockholder Requested Special Meeting shall not be held if: (i) the Special Meeting Request does not comply with these By-Laws; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) the Special Meeting Request is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting; (iv) an identical or substantially similar item (a "Similar Item"), as determined in good faith by the Board of Directors (and for the purposes of this clause (iv), the election of directors shall be deemed a "Similar Item" with respect to all items of business involving the election or removal of directors), was presented at a meeting of stockholders held not more than 120 days before the Special Meeting Request is received by the Secretary of the Corporation; (v) the Board of Directors or the Chief Executive Officer has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Special Meeting Request is received by the Secretary of the Corporation and the business to be conducted at such meeting is a Similar Item, as determined in good faith by the Board of Directors; or (vi) such Special Meeting Request was made in a manner that involved a violation of the proxy rules of the Securities and Exchange Commission or other applicable law.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M81782-P60500 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain THE DUN & BRADSTREET CORPORATION 103 JFK PARKWAY SHORT HIllS, NJ 07078 THE DUN & BRADSTREET CORPORATION Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. 1. Election of nine Directors 1a. Robert P. Carrigan Nominees: The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4 and 5, and AGAINST Proposal 6: 1b. Christopher J. Coughlin 1c. L. Gordon Crovitz 1d. James N. Fernandez 1e. Paul R. Garcia 1f. Anastassia Lauterbach 1g. Thomas J. Manning Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! Yes No 1h. Sandra E. Peterson 1i. Judith A. Reinsdorf 3. Advisory approval of the Company's executive compensation (Say on Pay). 4. Approval of The Dun & Bradstreet Corporation 2015 Employee Stock Purchase Plan. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 6. Vote on a shareholder proposal requesting the Board to take the steps necessary to amend the Company's governing documents to give holders in the aggregate of 10% of the outstanding common stock the power to call a special meeting. 5. Approval of amendments to the Company's certificate of incorporation and by-laws to reduce the aggregate ownership percentage required for holders of the Company's common stock to call special meetings from 40% to 25%. 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015. YOU CAN VOTE BY INTERNET OR TELEPHONE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK It's fast, convenient, and your vote is immediately confirmed and tabulated. Most importantly, by using the Internet or telephone, you help D&B reduce postage and proxy tabulation costs. VOTE BY INTERNET - WWW.PROXYVOTE.COM Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY TELEPHONE - 1-800-690-6903 (U.S. and Canada) Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. VOTE BY MAIL Mark, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope, or return it to D&B, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! !

M81783-P60500 ADMISSION TICKET THE DUN & BRADSTREET CORPORATION Annual meeting of Shareholders may 6, 2015 8:00 a.m. The Hilton Short Hills 41 JFK Parkway Short Hills, NJ 07078 Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5, and AGAINST Proposal 6. THE DUN & BRADSTREET CORPORATION Proxy Solicited on Behalf of the Board of Directors for the Annual meeting of Shareholders to be held may 6, 2015 The undersigned hereby appoints Robert P. Carrigan, Richard H. Veldran and Christie A. Hill, or any of them, proxies with full power of substitution, to represent and vote all the shares of Common Stock of The Dun & Bradstreet Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 6, 2015, and at any adjournment thereof. The undersigned directs the named proxies to vote as directed on the reverse side of the card on the specified proposals and, in their discretion, on any other business which may properly come before said meeting. Shares credited to the undersigned in The Dun & Bradstreet Corporation 401(k) Plan and Moody's Corporation Profit Participation Plan will be voted by the Trustee in accordance with the voting instructions indicated on the reverse. If no voting instructions are received, the Trustee will vote the shares in direct proportion to the shares for which it has received timely voting instructions under such Plans, as described in the Proxy Statement. You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The named proxies cannot vote unless you sign and return this card or follow the applicable Internet or telephone voting procedures. Important Notice Regarding the Availability of Proxy materials for the Annual meeting: The Notice and Proxy Statement/Form 10-K/Annual Report is available at www.proxyvote.com.

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M81784-P60500 THE DUN & BRADSTREET CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2015. Meeting Type: Annual Meeting For holders as of: March 11, 2015 Date: May 6, 2015 Time: 8:00 AM ET Location: The Hilton Short Hills 41 JFK Parkway Short Hills, NJ 07078 THE DUN & BRADSTREET CORPORATION 103 JFK PARKWAY SHORT HILLS, NJ 07078

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT/FORM 10-K/ANNUAL REPORT M81785-P60500 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items 1. Election of nine Directors 1a. Robert P. Carrigan Nominees: The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4 and 5, and AGAINST Proposal 6: 1b. Christopher J. Coughlin 1c. L. Gordon Crovitz 1d. James N. Fernandez 1e. Paul R. Garcia 1f. Anastassia Lauterbach 1g. Thomas J. Manning 1h. Sandra E. Peterson 1i. Judith A. Reinsdorf 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015. 3. Advisory approval of the Company's executive compensation (Say on Pay). 4. Approval of The Dun & Bradstreet Corporation 2015 Employee Stock Purchase Plan. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 5. Approval of amendments to the Company's certificate of incorporation and by-laws to reduce the aggregate ownership percentage required for holders of the Company's common stock to call special meetings from 40% to 25%. 6. Vote on a shareholder proposal requesting the Board to take the steps necessary to amend the Company's governing documents to give holders in the aggregate of 10% of the outstanding common stock the power to call a special meeting. M81786-P60500 Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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